                        NAVISTAR FINANCIAL CORPORATION,
                                   Servicer

                                      and

                  NAVISTAR FINANCIAL SECURITIES CORPORATION,
                                    Seller

                                      and

                                CHEMICAL BANK,
                              1990 Trust Trustee

                                      and

                             THE BANK OF NEW YORK,
                             Master Trust Trustee

                        POOLING AND SERVICING AGREEMENT
                                  Dated as of

                                 June 8, 1995

                  NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST

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                               TABLE OF CONTENTS
                                                                          Page

ARTICLE I

ARTICLE II
CONVEYANCE OF 1990 TRUST SELLER CERTIFICATE; CONVEYANCE OF DEALER NOTES.....22
      SECTION 2.01      Conveyance of 1990 Trust Seller's Certificate and

      SECTION 2.04      Representations and Warranties of the Seller Relating
                         to the Seller......................................26
      SECTION 2.05      Representations and Warranties of the Seller
                        Relating to the Agreement and any Supplement and to

ARTICLE III
ADMINISTRATION AND SERVICING OF DEALER NOTES................................33
      SECTION 3.01      Acceptance of Appointment and Other Matters Relating

      SECTION 3.06      Annual Independent Public Accountants' Servicing

ARTICLE IV
RIGHTS OF CERTIFICATEHOLDERS ANDALLOCATION AND APPLICATION OF COLLECTIONS...39
      SECTION 4.01      Rights of Certificateholders........................39
      SECTION 4.02      Establishment of the Collections Account and the
                        Excess Funding Account..............................40
      SECTION 4.03      Collections and Allocations.........................41
      SECTION 4.04      Establishment of the Interest Funding Account,
                        Series Principal Accounts, Distribution Accounts and

ARTICLE V
DISTRIBUTIONS AND REPORTS TOINVESTOR CERTIFICATEHOLDERS.....................45

ARTICLE VI

      SECTION 6.03      Registration of Transfer and Exchange of Certificates46

      SECTION 6.07      Access to List of Investor Certificateholders' Names

ARTICLE VII
OTHER MATTERS RELATING TO THE SELLER........................................56
      SECTION 7.01      Liability of Seller.................................56
      SECTION 7.02      Merger or Consolidation of, or Assumption of the
                        Obligations of, the Seller..........................56
      SECTION 7.03      Limitation on Liability of Certain Persons..........57
      SECTION 7.04      Seller Indemnification of the Master Trust and the
                        Master Trust Trustee................................58
      SECTION 7.05      Seller Authorized to File Reports Pursuant to
                        SecuritiesExchange Act..............................58
      SECTION 7.06      Other Indebtedness..................................58
      SECTION 7.07      Corporate Actions; Amendment of Certificate of
                        Incorporation.......................................59

ARTICLE VIII
OTHER MATTERS RELATING TO THE SERVICER......................................59
      SECTION 8.01      Servicer Liability..................................59
      SECTION 8.02      Merger or Consolidation of, or Assumption of the
                        Obligations of, the Servicer........................59
      SECTION 8.03      Limitation on Liability of the Servicer and Others..60
      SECTION 8.04      Indemnification of the Master Trust and the Master
                        Trust Trustee.......................................60
      SECTION 8.05      Servicer Resignation................................61
      SECTION 8.06      Access to Certain Documentation and Information

ARTICLE IX
EARLY AMORTIZATION EVENTS...................................................62
      SECTION 9.01      Early Amortization Events...........................62
      SECTION 9.02.     Additional Rights Upon the Occurrence of Certain
                         Events.............................................63

ARTICLE X
SERVICER TERMINATION EVENT..................................................64
      SECTION 10.01     Servicer Termination Event..........................64
      SECTION 10.02     Master Trust Trustee to Act; Appointment of

ARTICLE XI
THE MASTER TRUST TRUSTEE....................................................68
      SECTION 11.01      Duties of Master Trust Trustee.....................68
      SECTION 11.02     Certain Matters Affecting the Master Trust Trustee..70
      SECTION 11.03     Master Trust Trustee Not Liable for Recitals in
                        Certificates........................................71
      SECTION 11.04     Master Trust Trustee May Not Own Investor
                        Certificates........................................71
      SECTION 11.05     The Servicer to Pay Master Trust Trustee's

      SECTION 11.10     Appointment of Co-Master Trust Trustee or
                        Separate Master Trust Trustee.......................73
      SECTION 11.11     Tax Returns.........................................74
      SECTION 11.12     Master Trust Trustee May Enforce Claims
                        Without Possession of Certificates..................74
      SECTION 11.13     Suits for Enforcement...............................75
      SECTION 11.14     Representations and Warranties of Master Trust

ARTICLE XII

ARTICLE XIII
MISCELLANEOUS PROVISIONS....................................................79
      SECTION 13.01     Amendment...........................................79
      SECTION 13.02     Protection of Right, Title and Interest to Master

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                                     EXHIBITS

Exhibit A   NFSC Certificate

Exhibit B   Form of Seller's Officer's Certificate

Exhibit C   Form of Initial Report

Exhibit D   Form of Officer's Certificate provided by Servicer re Termination
            Event

Exhibit E   Form of Certificate of Foreign Clearing Agency

Exhibit F   Form of Alternate Certificate to be delivered to Foreign Clearing
            Agency

Exhibit G   Form of Certificate to be delivered to Foreign Clearing Agency

Exhibit H   Opinion of Counsel

Exhibit I   Amended and Restated Certificate of Incorporation of NFSC

Exhibit J   Amended and Restated Master Revolving Credit Agreement

------------------------------------------------------------------------

           POOLING  AND  SERVICING  AGREEMENT,  dated as of June 8,
1995, by and among Navistar  Financial  Securities  Corporation,  a
Delaware corporation,  as Seller,  Navistar Financial  Corporation, a Delaware  corporation,  as  Servicer,  Chemical  Bank, a New York corporation,  as 1990 Trust  Trustee,  and The Bank of New York,  a
New York banking corporation, as Master Trust Trustee.

           In  consideration  of the  mutual  agreements  contained
herein,  each party  agrees as follows for the benefit of the other parties and for the benefit of the Certificateholders:

                              ARTICLE I

                             DEFINITIONS

           SECTION 1.01   Definitions.   Whenever   used   in  this
Agreement,   the  following   words  and  phrases  shall  have  the
following meanings:

           "1990  Trust"  shall mean the trust  created by the 1990
Trust Agreement.

           "1990   Trust   Accounts"   means    collectively    the
Collections    Account,   the   Interest   Deposit   Account,   the
Certificate  Principal Account,  the Liquidity Reserve Account, the
Spread  Account  and the  Distribution  Account,  in  each  case as defined in and established under the 1990 Trust Agreement.

           "1990  Trust  Agreement"  shall  mean  the  Pooling  and
Servicing  Agreement,  dated as of  December  1,  1990,  among NFC,
NFSC,  and Chemical  Bank (as  successor to  Manufacturers  Hanover
Trust Company), as supplemented and amended from time to time.

           "1990   Trust   Investment    Securities"   shall   mean
investments  of  1990  Trust  Principal   Collections  in  Eligible
Investments  necessary  under the 1990 Trust  Agreement to maintain the 1990  Trust  Seller  Interest  at an  amount  not less than the
Minimum 1990 Trust Seller Interest.

           "1990 Trust  Investor  Certificate"  shall mean, any one
of the  certificates  executed by the Seller and  authenticated  by the 1990 Trust Trustee pursuant to the 1990 Trust Agreement.

           "1990 Trust  Principal  Collections"  shall  mean,  with
respect  to any Due  Period  prior  to the 1990  Trust  Termination
Date, the sum of Dealer Note  Collections and the aggregate  amount of proceeds of maturing 1990 Trust Investment Securities.

           "1990 Trust Seller  Certificate"  shall mean the "Seller
Certificate" under, and as defined in, the 1990 Trust Agreement.

           "1990  Trust  Seller  Interest"  shall mean the  "Seller
Interest" under, and as defined in, the 1990 Trust Agreement.

           "1990  Trust  Termination  Date"  shall  mean the  date,
which will be given  retroactive  effect,  which is the last day of the Due  Period  related  to the  Distribution  Date under the 1990
Trust  Agreement on which the Class Invested  Amount (as defined in the 1990 Trust  Agreement) of each of the Class A-1,  Class A-2 and
Class  A-3  Investor   Certificates  (as  defined  in,  and  issued
pursuant to, the 1990 Trust Agreement) is reduced to zero.

           "1990 Trust  Trustee"  shall mean  Chemical  Bank, a New
York corporation.

           "Accumulation  Period" shall have,  with respect to each
Series, the meaning specified in the related Supplement.

           "Active  Trustee" shall mean (a) prior to the 1990 Trust
Termination  Date,  the 1990 Trust  Trustee  and (b) after the 1990
Trust Termination Date, the Master Trust Trustee.

           "Advance" shall mean, for any Due Period,  an advance to
the  Collections  Account by the Servicer of an amount equal to all
Dealer  Finance  Charges  for such Due  Period  which have not been paid by the related  Transfer  Date  (other than the  Uncollectible
Finance Charges for such Due Period).

           "Advance  Reimbursement" shall mean the reimbursement by
the Master Trust to the  Servicer of an Advance,  which shall occur
(i) when  Unpaid  Dealer  Finance  Charges  are paid on the  Dealer
Notes to which the Advance  relates  or, if earlier,  (ii) when the
Servicer  determines  that it  will be  unable  to  recover  Unpaid
Dealer  Finance  Charges on the Dealer  Notes to which the  Advance relates.

           "Agreement"   shall  mean  this  Pooling  and  Servicing
Agreement and all amendments hereof and supplements hereto.

           "Aggregate  NITC Earned  Interest"  shall  mean,  on any
Calculation  Day or NITC  Interest  Transfer  Date with  respect to any Due Period or any  portion  thereof,  the  aggregate  amount of
NITC  Earned  Interest on all  Non-Interest  Bearing  Dealer  Notes
accrued during such Due Period.

           "Aggregate  NITC Future Due Interest" shall mean, on any
Calculation  Day, the aggregate  amount of NITC Future Due Interest on all Non-Interest Bearing Dealer Notes.

           "Amortization  Period"  shall mean,  with respect to any
Series,  the period for such Series  designated as the Amortization
Period,  the Early Amortization  Period,  the Accumulation  Period,
or other  amortization  or  accumulation  period,  in each  case as defined with respect to such Series in the related Supplement.

           "Applicants"   shall  have  the  meaning   specified  in
Section 6.07.

           "Appointment  Date" shall have the meaning  specified in
Section 9.02.

           "Assignment"  shall mean,  with  respect to any Business
Day,  the  assignment  of Dealer  Notes to the Master Trust on such
Business Day.

           "Authenticating  Agent" shall have the meaning specified
in Section 6.08.

           "Authorized  Newspaper"  shall  mean  any  newspaper  or
newspapers  of  general  circulation  in New York City  customarily published  on  each  Business  Day,  whether  or not  published  on
Saturdays, Sundays and holidays.

           "Bearer  Certificates"  shall have the meaning specified
in Section 6.01.

           "Beneficiary"  shall  mean  any  of the  holders  of the
Investor Certificates and any Enhancement Provider.

           "Book-Entry   Certificates"   shall  mean   certificates
evidencing  a  beneficial  interest in the  Investor  Certificates, ownership  and  transfers  of  which  shall  be made  through  book entries  by  a  Clearing  Agency  as  described  in  Section  6.10;
provided,  that  after  the  occurrence  of a  condition  whereupon book-entry  registration  and transfer are no longer  permitted and
Definitive  Certificates  are  to  be  issued  to  the  Certificate
Owners,   such   certificates   shall  no  longer  be   "Book-Entry
Certificates."

           "Business  Day" shall  mean,  unless  otherwise  defined
with  respect  to any  Series in the  related  Supplement,  any day other  than  a  Saturday,  a  Sunday  or a  day  on  which  banking institutions  in New York,  New  York,  Chicago,  Illinois,  or the
city  in  which  the   Corporate   Trust   Office  is  located  are
authorized  or obligated by law or executive  order to be closed or remain closed.

           "Calculation  Day" shall have the meaning  specified  in
the Interest Deposit Agreement.

           "Cedel"  shall mean  Centrale  de  Livraison  de Valeurs
Mobilieres S.A.

           "Certificate"   shall  mean  any  one  of  the  Investor
Certificates  of any Series  (or Class  within a Series) or any one of the Master Trust Seller's Certificates.

           "Certificate  Owner"  shall  mean,  with  respect  to  a
Book-Entry  Certificate,  the  Person  who is  the  owner  of  such
Book-Entry  Certificate,  as reflected on the books of the Clearing
Agency,  or on the books of a Person  maintaining  an account  with such Clearing Agency  (directly or as an indirect  participant,  in accordance with the rules of such Clearing Agency).

           "Certificate   Register"   shall   mean   the   register
maintained   pursuant   to   Section   6.03,   providing   for  the
registration  of  the  Certificates  and  transfers  and  exchanges thereof.

           "Certificateholder"  or "Holder"  shall mean an Investor
Certificateholder  or a Person in whose  name any one of the Master
Trust Seller's Certificates is registered.

           "Certificateholders'  Interest"  shall have the  meaning
specified in Section 4.01.

           "Class" shall mean, with respect to any Series,  any one
of the classes of Investor Certificates of that Series.

           "Clearing Agency" shall mean an organization  registered
as a "clearing  agency"  pursuant to Section 17A of the  Securities
Exchange Act of 1934, as amended.

           "Clearing  Agency  Participant"  shall  mean  a  broker,
dealer,  bank,  other  financial  institution  or other  Person for whom  from  time to time a  Clearing  Agency  or  Foreign  Clearing
Agency  effects  book-entry  transfers  and  pledges of  securities deposited with the Clearing Agency or Foreign Clearing Agency.

           "Closing  Date" shall mean,  with respect to any Series,
the Closing Date specified in the related Supplement.

           "Code" shall mean the Internal  Revenue Code of 1986, as
amended.

           "Collections"  shall  mean  (i) prior  to the 1990 Trust
Termination  Date,  amounts  distributed  by the 1990  Trust to the
Master  Trust as  holder  of any 1990  Trust  Investor  Certificate issued  to and  held by the  Master  Trust  or as  assignee  of the
Seller's  rights under the 1990 Trust  Agreement and (ii) after the
1990 Trust Termination  Date, NITC Finance Charges,  Dealer Finance
Charge Collections and Principal Collections.

           "Collections  Account" shall have the meaning  specified
in Section 4.02.

           "Common  Depository"  shall mean the Person specified in
the  applicable  Supplement,  in its capacity as common  depository for the respective accounts of any Foreign Clearing Agencies.

           "Corporate   Trust  Office"  shall  mean  the  principal
office  of the  Master  Trust  Trustee  at which at any  particular
time  its   corporate   trust   business   shall   be   principally
administered,  which  office at the date of the  execution  of this
Agreement  is located at 101  Barclay  Street,  Floor 21 West,  New
York, New York 10286, Attention:  Corporate Trust Administration.

           "Coupon"  shall have the  meaning  specified  in Section
6.01.

           "Credit   Guidelines"   shall  mean  the   policies  and
procedures  (i)  relating  to  the  operation  of  NFC's  wholesale floor-plan financing business,  including,  without limitation, the written  policies  and  procedures  and the exercise of judgment by
NFC  employees  in  accordance   with  NFC's  normal  practice  for
determining  the  creditworthiness  of Dealers and the extension of
floor-plan   financing  to  Dealers,   and  (ii)  relating  to  the
maintenance  of dealer notes,  as such policies and  procedures may be amended from time to time.

           "Current  Interest Rate" shall mean, with respect to any
Dealer  Note  during  any Due  Period,  the  interest  rate on such
Dealer Note billed by NFC during such Due Period.

           "Dealer"  shall  mean (i) a Person  with whom NITC or an
affiliate  of NITC has a valid dealer  sales/maintenance  agreement to sell  Navistar  Vehicles  (it  being  understood  that  any such
Person  may also have an  agreement  with an OEM  Supplier  to sell
OEM Vehicles),  (ii) a truck equipment  manufacturer with whom NITC has a valid  agreement to sell NITC  vehicles,  (iii) a Person with whom NFC has a valid  agreement  to extend  used  truck  floor plan terms,  and  "Dealer  Agreement"  shall  mean any of the  foregoing agreements  or (iv) a  Person for whom NFC provides  financing  for
OEM Vehicles.

           "Dealer  Finance Charge  Collections"  shall mean,  with
respect to any Due  Period,  the amount of Dealer  Finance  Charges received from Dealers for such Due Period plus  Advances  deposited in the  Collections  Account  for such Due  Period  plus any Unpaid
Dealer  Finance  Charges  or  Uncollectible  Finance  Charges  from prior Due Periods,  in each case to the extent  actually  collected
by   the    Transfer    Date    related   to   the   relevant   Due
Period.

           "Dealer  Finance  Charges"  shall mean,  with respect to
any Due Period,  the interest  and other  finance  charges  accrued with  respect  to the  Dealer  Notes  outstanding  during  such Due
Period and billed by the  Servicer  on a monthly  basis to Dealers.
Dealer Finance Charges do not include NITC Finance Charges.

           "Dealer  Note" shall mean a promissory  note acquired by
NFC to finance (i) a Navistar  Vehicle or an OEM Vehicle  purchased by a Dealer or (ii) a used medium or  heavy-duty  truck or a new or used  trailer  for which NFC  chooses  to  provide  financing  to a
Dealer.  When used herein,  unless the context otherwise  requires,
"Dealer  Notes"  shall refer to those  Dealer  Notes which are held by the Master Trust.

           "Dealer Note  Collections"  shall mean,  with respect to
any Business Day, (i) all payments  including  Insurance  Proceeds, if any,  received by the Servicer  from  Persons  other than NFC in respect of  repayment  of  principal  of the Dealer Notes at one of
its   administrative   units  charged  with  processing  funds  and
recording  them in the  Servicer's  records,  in the  form of cash, checks,  wire  transfers  or other  forms of payment in  accordance with the Dealer  Agreement  in effect  from time to time,  (ii) all cash payments  made by NFC or NITC in respect of non-cash  proceeds received  from  Dealers or credits  granted to Dealers by NITC with respect to the  repayment  of  principal  of the  Dealer  Notes and
(iii) recoveries  made  by the  Servicer  allocable  to the  Dealer
Notes,  in each case as  deposited  in the  Collections  Account on such Business Day.

           "Dealer  Note  Losses"  shall mean,  with respect to any
Due Period,  the aggregate  face amount of Dealer Notes written off as  uncollectible  by the  Servicer  during such Due Period,  minus the amount of any  recovery  made  during such Due Period on Dealer
Notes previously written off as uncollectible.

           "Definitive   Certificates"   shall  have  the   meaning
specified in Section 6.10.

           "Definitive  Euro-Certificates"  shall have the  meaning
specified in Section 6.13.

           "Depository   Agreement"   shall   mean  the  Letter  of
Representations  among the  Seller,  the Master  Trust  Trustee and the initial Clearing Agency dated June 8, 1995.

           "Determination  Date"  shall mean,  with  respect to any
Due Period,  the twelfth day of each calendar  month next following the  end of  such  Due  Period,  or if  such  twelfth  day is not a
Business Day, the next Business Day thereafter.

           "Distribution  Account" shall have the meaning specified
in Section 4.04(b).

           "Distribution  Date" shall mean, with respect to any Due
Period,  the  twenty-fifth day of the calendar month next following the end of such Due Period,  or, if such  twenty-fifth day is not a
Business Day, the next Business Day thereafter.

           "Distribution  Period"  shall mean,  with respect to any
Due Period,  the one month period beginning on, and including,  the
Distribution  Date for the  previous  Due Period and ending on, and including,  the day  immediately  preceding the  Distribution  Date for the  current  Due Period  (except  that the first  Distribution
Period  occurring after the 1990 Trust  Termination Date will begin on the 1990  Trust  Termination  Date and end on the day  preceding the first Distribution Date).

           "Due Period" shall mean,  unless otherwise  defined with
respect to a Series in the related  Supplement,  a calendar  month, beginning  on the  first day of such  month and  ending on the last day of such  month.  When used with  respect  to a  Transfer  Date,
Determination  Date or  Distribution  Date, "Due Period" shall mean the Due Period  related to such Transfer Date,  Determination  Date or Distribution Date, as the case may be.

           "Early   Amortization  Event"  shall  have  the  meaning
specified  in Section 9.01 and,  with respect to any Series,  shall also mean any Early  Amortization  Event  specified  in the related
Supplement.

           "Early Amortization  Period" shall mean, with respect to
any Series,  the period  beginning  at the close of business on the
Business  Day  immediately  preceding  the day on which  the  Early
Amortization  Event is  deemed to have  occurred,  and in each case ending  upon the first to occur of  (a) the  payment in full to the
Investor  Certificateholders  of such Series of the Series Invested
Amount with  respect to such  Series,  (b) the  Series  Termination
Date with  respect  to such  Series  and (c) such  other  date,  if any, as may be set forth in the related Supplement.

           "Eligible Dealer Note" shall mean each Dealer Note:

                (a)  which is payable in United States Dollars;

                (b)  which  was  created  in  compliance  with  all
           Requirements  of Law  applicable  to any  member  of the
           Navistar  Group the failure  with which to comply  would
           have   a   material   adverse   affect   upon   Investor
           Certificateholders;

                (c)  with respect to which all consents,  licenses,
           approvals  or  authorizations  of, or  registrations  or
           declarations  with, any Governmental  Authority required
           to be  obtained,  effected or given by any member of the
           Navistar  Group in connection  with the creation of such
           Dealer Note or the execution,  delivery and  performance
           by  NITC  or an OEM  Supplier  of the  Dealer  Agreement
           pursuant  to which such Dealer  Note was  created,  have
           been duly  obtained,  effected  or given and are in full
           force and effect as of such date of creation;

                (d)  as  to  which  at  all  times   following  the
           transfer of such  Dealer  Note to the Trust,  the Master
           Trust will have good and  marketable  title thereto free
           and clear of all Liens  arising prior to the transfer or
           arising at any time  under or through  any member of the
           Navistar Group;

                (e)  which  will at all times be the  legal,  valid
           and binding payment  obligation of the Dealer  obligated
           thereunder    enforceable   against   such   Dealer   in
           accordance    with   its    terms,    except   as   such
           enforceability may be limited by applicable  bankruptcy,
           insolvency, reorganization,  moratorium or other similar
           laws,   now  or  hereafter  in  effect,   affecting  the
           enforcement  of creditors'  rights in general and except
           as  such   enforceability  may  be  limited  by  general
           principles  of equity  (whether  considered in a suit at
           law or in equity);

                (f)  which   constitutes   either   an   "account,"
           "chattel  paper," or "general  intangible"  under and as
           defined in Article 9 of the UCC;

                (g)  which  is  not   subject   to  any   right  of
           rescission,  setoff,  counterclaim  or any other defense
           (including  defenses  arising out of violations of usury
           laws) of the Dealer,  other than defenses arising out of
           applicable   bankruptcy,   insolvency,   reorganization,
           moratorium   or  other   similar  laws   affecting   the
           enforcement  of creditors'  rights in general and except
           as  such   enforceability  may  be  limited  by  general
           principles  of equity  (whether  considered in a suit at
           law or equity);

                (h)  as to which,  at the time of  transfer of such
           Dealer  Note  to the  Master  Trust,  the  Servicer  has
           satisfied  all  obligations  required to be fulfilled on
           its part with respect to such Dealer Note;

               (i)  as to which,  at the time of  transfer of such
           Dealer  Note to the Trust,  the  Servicer  has not taken
           nor failed to take any  action  which  would  impair the
           rights  of the  Master  Trust or the  Certificateholders
           therein;

                (j)  which,  at the time of transfer of such Dealer
           Note to the  Master  Trust,  has not  been  issued  by a
           Dealer that is insolvent;

                (k)  which,  at the time of transfer of such Dealer
           Note to the  Master  Trust,  has not  been  issued  by a
           Dealer  that has been placed on  cash-on-delivery  terms
           by the Servicer;

                (l)  which,  at the time of transfer of such Dealer
           Note to the Master  Trust,  is not past due over  thirty
           days;

                (m)  which  has not  been  issued  by a  Dealer  in
           connection  with such  Dealer's  purchase  of parts from
           NITC or an OEM Supplier;

                (n)  which,  when  the  principal  amount  of  such
           Dealer  Note is added  to the  principal  amount  of the
           other  outstanding  Dealer  Notes  issued  by  the  same
           Dealer  previously or  concurrently  transferred  to the
           Master  Trust,  shall not cause the sum of the principal
           amounts of all such  Dealer  Notes to exceed the greater
           of (1)  $4,000,000 or (2) 2% of the sum of the aggregate
           principal  balance  of Dealer  Notes  and the  aggregate
           principal  amount  of funds  on  deposit  in the  Excess
           Funding  Account  as of the  close  of  business  on the
           Business  Day  preceding  the date on which such  Dealer
           Note is to be transferred to the Master Trust;

                (o)  which,  in the case of an OEM  Note,  when the
           principal  amount  of  such  OEM  Note is  added  to the
           principal  amounts  of the other  outstanding  OEM Notes
           previously  transferred  to the Master Trust,  shall not
           cause the sum of such  principal  amounts  to exceed 10%
           (or any larger  percentage as to which the Rating Agency
           Condition  has  been   satisfied)  of  the  sum  of  the
           aggregate  principal  balance  of  Dealer  Notes and the
           aggregate  principal  amount of funds on  deposit in the
           Excess  Funding  Account as of the close of  business on
           the  Business  Day  preceding  the  date on  which  such
           Dealer Note is to be transferred to the Master Trust;

                (p)  as to which a valid  first  priority  security
           interest in the  Financed  Vehicle has been  transferred
           to the Master Trust;

                (q)  as to which the  Navistar  Group has  assigned
           to the  Master  Trust  designation  as loss payee on the
           insurance   policies   insuring  the  Financed   Vehicle
           against casualty and theft losses;

                (r)  the principal  amount of which is due when the
           related Financed Vehicle is sold;

                (s)  the  interest  rate of  which  (1) is based on
           the prime rate or another  benchmark  floating  interest
           rate and (2) is subject to adjustment at least monthly;

                (t)  the principal  amount of which (1) in the case
           of a Financed  Vehicle which is a new vehicle,  is equal
           to not more  than one  hundred  percent  of the  invoice
           price  of such  Financed  Vehicle,  (2) in the case of a
           Financed Vehicle which is a used vehicle  purchased by a
           Dealer  from a NITC used truck  center or a  repossessed
           vehicle  purchased  from NFC,  is equal to not more than
           one hundred  percent of the agreed upon purchase  price,
           and (3) in the  case of a  Financed  Vehicle  which is a
           used or  repossessed  vehicle taken in trade by a Dealer
           or purchased by a Dealer from outside sources,  is equal
           to not more  than  seventy-five  percent  of the "as is"
           value of such  Financed  Vehicle as  determined by NFC's
           appraisal thereof;

                (u)  which  was  created  in  accordance  with  the
           standard practice of the Navistar Group; and

                (v)  which   finances  a  new  or  used  medium  or
           heavy-duty  truck,  bus or trailer  produced by or for a
           member of the Navistar Group or an OEM Supplier.

           "Eligible  Deposit  Account"  shall  mean  either  (a) a
segregated   account  with  an  Eligible   Institution   or  (b)  a
segregated  trust account with the corporate trust  department of a depository  institution  organized  under  the  laws of the  United
States of America or any one of the states  thereof,  including the
District of Columbia  (or any domestic  branch of a foreign  bank), having  corporate  trust  powers and  acting as  trustee  for funds deposited  in such  account,  so long as any of the  securities  of such  depository  institution  shall have a credit rating from each
Rating  Agency  in one  of  its  generic  rating  categories  which signifies investment grade.

           "Eligible  Institution"  shall  mean  (a) the  corporate
trust  department  of the Master Trust  Trustee or (b) a depository institution  organized  under  the  laws of the  United  States  of
America  or any  one of the  states  thereof,  or the  District  of
Columbia (or any domestic  branch of a foreign bank),  which at all times (i) has either (A) a  long-term  unsecured  debt rating of A2 or better by Moody's  and of AA- or better by  Standard & Poor's or
(B) a certificate  of deposit  rating of P-1 by Moody's and A-1+ by
Standard  & Poor's  and (ii)  whose  deposits  are  insured  by the
FDIC.   If  so   qualified,   the  Master  Trust   Trustee  may  be
considered an Eligible  Institution  for the purposes of clause (b)
of this definition.

           "Eligible Investments" shall mean

           (a)  book-entry  securities,  negotiable  instruments or
           securities  represented  by  instruments  in  bearer  or
           registered  form  having  (except  in the case of clause
           (iv) below)  remaining  maturities  occurring  not later
           than the  Distribution  Date next  succeeding the Master
           Trust   Trustee's   acquisition   thereof,   except   as
           otherwise   described   herein   or   in   the   related
           Supplement, that evidence:

                (i)  direct  obligations of, and obligations  fully
                guaranteed  as to timely  payment  by,  the  United
                States of America;

                (ii) demand    deposits,     time    deposits    or
                certificates    of   deposit    of,   or   bankers'
                acceptances  issued by, any depository  institution
                or trust  company  incorporated  under  the laws of
                the United  States of America or any state  thereof
                (or any  domestic  branch  of a  foreign  bank) and
                subject to supervision  and  examination by federal
                or  state   banking   or   depository   institution
                authorities;  provided,  however,  that at the time
                of the Master  Trust's  investment  or  contractual
                commitment to invest therein,  the commercial paper
                or  other  short-term  unsecured  debt  obligations
                (other  than any such  obligation  whose  rating is
                based on the  credit of a person  or  entity  other
                than such depository  institution or trust company)
                of such  depository  institution  or trust  company
                shall  have a  credit  rating  not  lower  than the
                highest   investment   category   for  short   term
                unsecured   debt   obligations   granted   by   the
                applicable  Rating  Agency from each Rating  Agency
                then  rating  the   affected   Series  of  Investor
                Certificates;

                (iii)commercial  paper  having,  at the time of the
                Master    Trust's    investment   or    contractual
                commitment  to  investment  therein,  a rating  not
                lower  than the  highest  investment  category  for
                short term  unsecured debt  obligations  granted by
                the  applicable  Rating  Agency  from  each  Rating
                Agency then rating the affected  Series of Investor
                Certificates; or

                (iv) except    during   an    Investment    Period,
                investments  in money  market funds rated not lower
                than the highest  rating  category from each of the
                Rating    Agencies   then   rating   the   Investor
                Certificates  or otherwise  approved by such Rating
                Agencies in writing; and

           (b)  any  other  investment  consisting  of a  financial
           asset  that  by its  terms  converts  to cash  within  a
           finite  period of time,  provided that the Rating Agency
           Condition is satisfied.

Account,  Excess Funding  Account,  Negative Carry Reserve Fund and
Liquidity   Reserve  Account  will  be  subject  to  the  following
additional  restrictions:  (x) no more  than  20% of the  aggregate
Eligible  Investments  in all such accounts  collectively  shall be obligations  of or  investments  in any single issuer  (except that such 20%  limitation  shall not apply to  Eligible  Investments  of the  type  specified  in  clause  (a)(i));  and (y)  each  Eligible
Investment  shall be  denominated  and be  payable  solely  in U.S.
dollars,  shall bear  interest at a  specified  rate that is, or is based upon,  LIBOR or a commercial  paper rate,  shall  entitle the holder to a fixed  principal  amount at  maturity  and shall have a yield  that is not  inversely  or  disproportionately  affected  by changes in interest rates.

           "Enhancement"   shall  mean  the  rights  and   benefits
provided  to  the  Investor  Certificateholders  of any  Series  or
Class  pursuant  to  any  letter  of  credit,   surety  bond,  cash
collateral  account,  spread  account,  guaranteed  rate agreement, maturity liquidity  facility,  tax protection  agreement,  interest
rate   swap   agreement   or   other   similar   arrangement.   The
subordination  of any Series or Class to any other  Series or Class or of the Master  Trust  Seller's  Interest  to any Series or Class
shall be deemed to be an Enhancement.

           "Enhancement   Agreement"   shall  mean  any  agreement,
instrument or document  governing the terms of any  Enhancement  or pursuant to which any Enhancement is issued or outstanding.

           "Enhancement  Provider" shall mean the Person  providing
an Enhancement,  other than any  Certificateholders  (including any
holders   of  the   Master   Trust   Seller's   Certificates)   the
Certificates of which are subordinated to any Series or Class.

           "Euroclear  Operator"  shall mean Morgan  Guaranty Trust
Company  of  New  York,   Brussels  office,   as  operator  of  the
Euroclear System.

           "Excess   Funding   Account"   shall  have  the  meaning
specified in Section 4.02(b).

           "Excess Interest  Collections"  shall mean, with respect
to any  Due  Period,  the  aggregate  amount  for  all  outstanding
Series which the related  Supplements  specify are to be treated as
"Excess Interest Collections" for such Due Period.

           "Exchange  Date"  shall  mean any date that is after the
Series  Issuance Date, in the case of Definitive  Euro-Certificates in  registered  form,  or upon  presentation  of  certification  of non-United  States  beneficial  ownership  (as described in Section
6.13), in the case of Definitive Euro-Certificates in bearer form.

           "FDIC"   shall  mean  the  Federal   Deposit   Insurance
Corporation, or any successor entity thereto.

           "Final  Master  Trust  Termination  Date" shall have the
meaning specified in Section 12.01.

           "Finance  Charge  Collections"  shall mean, with respect
to any Due Period,  the positive  amount,  if any, by which the sum of Dealer  Finance  Charge  Collections  and NITC  Finance  Charges
exceeds Advance Reimbursements, in each case for such Due Period.

           "Finance  Charges"  shall mean,  with respect to any Due
Period,  Dealer Finance  Charges and NITC Finance  Charges for such
Due  Period;  provided,  that with  respect to the first Due Period to occur after the 1990 Trust  Termination  Date,  Finance  Charges shall also  include the accrued and unpaid  finance  charges on the
Dealer  Notes  conveyed  to the  Master  Trust  on the  1990  Trust
Termination Date.

           "Financed  Vehicle" shall mean any vehicle  (including a
trailer) financed by a Dealer Note.

           "Foreign  Clearing  Agency"  shall  mean  Cedel  and the
Euroclear Operator.

           "Global  Certificate"  shall have the meaning  specified
in Section 6.13.

           "Governmental  Authority"  shall mean the United  States
of America, any state or other political subdivision thereof.

           "Ineligible   Dealer   Note"   shall  have  the  meaning
specified in Section 2.06(c).

           "Initial  Invested  Amount" shall mean,  with respect to
any Series, the amount stated in the applicable Supplement.

           "Insolvency  Event"  shall mean any event  specified  in
Section 9.01(a) or 9.01(b).

           "Insolvency  Proceeds" shall have the meaning  specified
in Section 9.02(b).

           "Insurance  Proceeds"  shall mean any amounts  recovered
by  the  Servicer  pursuant  to  any  casualty  insurance  policies covering any Dealer with respect to Financed Vehicles.

           "Interest   Deposit  Account"  shall  have  the  meaning
specified in the Interest Deposit Agreement.

           "Interest  Deposit  Agreement"  shall mean the  Interest
Deposit  Agreement,   dated  the  date  hereof,   among  NITC,  the
Servicer and the Master Trust Trustee.

           "Interest   Funding  Account"  shall  have  the  meaning
specified in Section 4.04(a).

           "Interest  Start Date" shall mean,  with  respect to any
Dealer  Note which has been a  Non-Interest  Bearing  Dealer  Note, the date on which  such  Dealer  Note  ceases to be a  Non-Interest
Bearing Dealer Note.

           "Internal  Revenue Code" shall mean the Internal Revenue
Code of 1986, as amended from time to time.

           "Investment  Event"  shall  mean,  with  respect  to any
Series, any Investment Event specified in the related Supplement.

           "Investment  Income"  shall  mean,  with  respect to any
Series for any Due  Period,  the sum of (i) the  product of (a) the
Series   Allocation   Percentage   and  (b)  the  income  from  the
investment  of funds on deposit in the Excess  Funding  Account and the  Collections  Account  for such Due Period and (ii)  income for such Due  Period  from the  investment  of funds on  deposit in any
Series    Account    which   is    allocable    to   the   Investor
Certificateholders  of such Series,  to the extent  provided in the related Supplement.

           "Investment  Period"  shall  mean,  with  respect to any
Series, the period specified in the related Supplement.

           "Investor   Certificate"  shall  mean  any  one  of  the
certificates  (including  the Bearer  Certificates,  the Registered
Certificates  or any  Global  Certificate)  executed  by the Seller and  authenticated  by or on behalf of the  Master  Trust  Trustee, substantially  in the  form  attached  to the  related  Supplement, other than the Master Trust Seller's Certificates.

           "Investor  Certificateholder"  shall  mean the Person in
whose  name  a  Registered   Certificate   is   registered  in  the
Certificate  Register or the bearer of any Bearer  Certificate  (or the Global Certificate, as the case may be) or Coupon.

           "Lien" shall mean any mortgage,  deed of trust,  pledge,
hypothecation,  encumbrance,  lien or other  security  interest  or agreement,  including,  without limitation, any conditional sale or other title  retention  agreement,  and any financing  lease having substantially  the same  economic  effect as any of the  foregoing;
provided,  however,  that liens for  municipal or other local taxes shall not be Liens if such  taxes  shall not at the time be due and payable  or  if  the  Seller  shall  currently  be  contesting  the validity  thereof  in good  faith by  appropriate  proceedings  and shall have set aside on its books  adequate  reserves  with respect thereto.

           "Liquidity  Reserve  Account"  shall  have  the  meaning
specified in the 1990 Trust Agreement.

           "Majority  Holders" shall have the meaning  specified in
Section 2.07.

           "Manager"  shall  mean  the  lead  manager,  manager  or
co-manager  or person  performing a similar  function  with respect to an offering of Definitive Euro-Certificates.

           "Master  Revolving  Credit  Agreement"  shall  have  the
meaning specified in the Purchase Agreement.

           "Master   Revolving   Note"   shall  have  the   meaning
specified in the Purchase Agreement.

           "Master  Trust"  shall  mean the trust  created  by this
Agreement,  the  corpus  of which  shall  consist  of the  property described  in  Sections  2.01 and 2.02 of this  Agreement  and such other property as may be described in any Supplement.

           "Master  Trust   Seller's   Certificates"   shall  mean,
collectively,    the   NFSC   Certificate   and   any   outstanding
Supplemental Certificates.

           "Master  Trust  Seller's   Interest"  shall  mean,  with
respect   to  any   Business   Day  on  or  after  the  1990  Trust
Termination  Date, the aggregate  principal amount of Dealer Notes, plus  the  aggregate  amount  of  funds on  deposit  in the  Excess
Funding  Account,  plus the aggregate amount of funds on deposit in all Series  Principal  Accounts  (and funds  being held for deposit therein),  each as of such Business Day,  minus the Trust  Invested
Amount on such Business Day (or as of the  Distribution  Date on or immediately preceding such Business Day).

           "Master  Trust  Trustee"  shall  mean  the   institution
executing  this   Agreement  as  Master  Trust   Trustee,   or  its
successor  in  interest,  or any  successor  trustee  appointed  as herein provided.

           "Minimum  1990  Trust  Seller  Interest"  shall mean the
"Minimum  Seller  Interest"  under,  and as  defined  in,  the 1990
Trust Agreement.

           "Minimum Master Trust Seller's  Interest" shall mean the
aggregate  of  all  Minimum  Series  Seller's   Interests  for  all
outstanding Series.

           "Minimum  Series  Seller's  Interest"  shall mean,  with
respect  to  any   Series,   the  amount   stated  in  the  related
Supplement.

           "Monthly  Servicer and Settlement  Statement" shall have
the meaning specified in Section 3.04(b).

           "Moody's" shall mean Moody's Investors Service, Inc.

           "Navistar  Group" shall mean NIC,  NITC,  NFC,  NFSC and
any other direct or indirect subsidiaries of NIC.

           "Navistar  Vehicle" shall mean any medium- or heavy-duty
truck  produced  by, or for,  NITC or an affiliate of NITC and sold by NITC to Dealers.

           "New  Vehicle  Dealer  Note"  shall mean an  outstanding
Dealer  Note  that was  issued to  finance  the  purchase  of a new vehicle.

           "NFC"  shall  mean  Navistar  Financial  Corporation,  a
Delaware corporation.

           "NFSC"   shall  mean   Navistar   Financial   Securities
Corporation, a Delaware corporation.

           "NFSC Certificate"  shall mean the certificate  executed
by the  Seller  and  authenticated  by the  Master  Trust  Trustee, substantially in the form of Exhibit A.

           "NIC" shall mean Navistar International  Corporation,  a
Delaware corporation.

           "NITC" shall mean Navistar International  Transportation
Corp., a Delaware corporation.

           "NITC Earned  Interest"  shall mean, on any  Calculation
Day or NITC  Interest  Transfer  Date with  respect  to any  Dealer
Note  that  was a  Non-Interest  Bearing  Dealer  Note  during  the related Due Period or any portion  thereof,  an amount equal to the product  of (i) the  product  of (a) the  principal  amount of such
Non-Interest  Bearing  Dealer  Note  and (b) the  Current  Interest
Rate and (ii) the  quotient of (a) a number  equal to the number of days  elapsed  during the Due  Period for which the Dealer  Note is outstanding  and is a Non-Interest  Bearing Dealer Note and (b) the
actual number of days in the related calendar year.

           "NITC Finance  Charges" shall mean,  with respect to any
Due Period,  the sum of (i) the amount of Up-Front  Interest Credit granted  by NITC  during  such Due  Period  and (ii) the  amount of
Aggregate NITC Earned Interest for such Due Period.

           "NITC Future Due Interest"  shall mean,  with respect to
any  Non-Interest  Bearing Dealer Note on any  Calculation  Day, an
amount  equal  to  the  product  of (i)  the  product  of  (a)  the principal amount of such  Non-Interest  Bearing Dealer Note and (b)
the  Current  Interest  Rate and (ii) the  quotient of (a) a number equal to the  number of days  from and  including  the  Calculation
Day to,  but not  including,  the  Interest  Start  Date  for  such
Dealer  Note  and  (b) the  actual  number  of days in the  related calendar year.

           "NITC Interest Amount" shall have the meaning  specified
in the Interest Deposit Agreement.

           "NITC  Interest  Transfer  Date"  shall have the meaning
specified in the Interest Deposit Agreement.

           "Non-Interest   Bearing  Dealer  Note"  shall  mean  any
Eligible  Dealer Note  during the time for which NITC is  obligated to pay or has paid  interest  on behalf of the Dealer  that  issued such Dealer Note.

           "OEM Note"  shall mean a Dealer  Note  financing  an OEM
Vehicle.

           "OEM  Supplier"  shall  mean any  Person  who  sells OEM
Vehicles  to a Dealer and who has  entered  into an  agreement  for the benefit of NFC to  repurchase  new vehicle  inventory  from NFC upon NFC's  foreclosure  upon such  inventory  owned by such Dealer
(subject  to  such  customary  conditions  and  limitations  as are acceptable to NFC).

           "OEM  Vehicle"  shall  mean a new  medium or heavy  duty
truck manufactured by, or for, a manufacturer other than NITC.

           "Officer's  Certificate" shall mean a certificate signed
by a Vice President (or officers  holding  offices with  equivalent or more senior  responsibilities  whose  names  appear on a list of such  officers  furnished  to  the  Master  Trust  Trustee  by  the
Servicer or  Successor  Servicer,  as such list may be amended from time to  time)  of the  Servicer  or any  Successor  Servicer,  and delivered to the Master Trust Trustee.

           "Opinion  of  Counsel"  shall mean a written  opinion of
counsel,  who may be counsel  for or an  employee  of the Seller or
NFC  or its  affiliates,  in a form  reasonably  acceptable  to the
Master Trust Trustee.

           "Paying  Agent"  shall mean any paying  agent  appointed
pursuant  to  Section  6.06 and shall  initially  be the 1990 Trust
Trustee.  The  Paying  Agent  shall at all times be the 1990  Trust
Trustee  or a bank  or  trust  company  with a  rating,  or  with a parent  with a  rating,  of  BBB-/Baa3  or better  from the  Rating
Agencies.

           "Person"  shall mean an  individual,  a partnership or a
Corporation.  The  term  "Corporation"  for  the  purposes  of  the preceding  sentence  only shall  mean a  corporation,  joint  stock company, business trust or other similar association.

           "Prefunding"  shall mean the  deposit of  proceeds  from
the  issuance  of a  new  Series  of  Certificates  in  the  Excess
Funding  Account in an amount  necessary  to prevent  the amount of the  Master  Trust  Seller's  Interest  from  being  less  than the
Minimum Master Trust Seller's Interest.

           "Principal  Collections" shall mean, with respect to any
Business  Day after the 1990  Trust  Termination  Date,  the sum of
Dealer Note  Collections  for such  Business Day and the  aggregate principal  amount of  Eligible  Investments  in the Excess  Funding
Account maturing on such Business Day.

           "Principal  Losses" shall mean,  with respect to any Due
Period  beginning  after the 1990 Trust  Termination  Date, the sum of (i) the  Dealer Note  Losses and  (ii) the  aggregate  amount of losses on the sale of Eligible  Investments  in the Excess  Funding
Account.

           "Principal  Shortfall"  shall mean,  with respect to any
Series, the amount stated in the related Supplement.

           "Principal  Terms"  shall  mean,  with  respect  to  any
Series,  the  principal  terms of such  Series,  which may  include without  limitation:  (a) the name or designation;  (b) the initial principal  amount (or method for  calculating  such amount or, with
respect  to  any  variable  funding   certificate,   variations  in
principal  amount);  (c) the rate of  interest  thereon  (or method for the determination  thereof);  (d) the payment date or dates and the  date or  dates  from  which  interest  shall  accrue;  (e) the method of allocating  Collections  to Investor  Certificateholders;
(f)  the   designation  of  any  Series   Accounts  and  the  terms
governing  the  operation  of any  such  Series  Accounts;  (g) the amount  of the  Servicing  Fee  allocable  to such  Series  and the
Investor  Certificateholders'  portion thereof;  (h) the issuer and terms of any form of  Enhancement  with  respect  thereto;  (i) the terms of which the  Investor  Certificates  of such  Series  may be
exchanged   for   Investor    Certificates   of   another   Series,
repurchased  by the Seller or  remarketed to other  investors;  (j)
the  Series   Termination  Date;  (k)  the  number  of  Classes  of
Investor  Certificates  of such Series and, if more than one Class, the rights and  priorities  of each such  Class;  (l) the extent to which the  Investor  Certificates  of such  Series will be issuable in  temporary  or  permanent  global form (and,  in such case,  the depositary for such global  certificate or certificates,  the terms and conditions,  if any, upon which such global  certificate may be exchanged,  in whole or in part, for Definitive  Certificates,  and the manner in which any  interest  payable on a temporary or global certificate  will be paid);  (m) whether the Investor  Certificates of such  Series  may be issued in bearer  form and any  limitations imposed  thereon;  (n) the  priority of such Series with respect to any other Series;  (o) whether such Series will be  prefunded;  and
(p) any other terms of such Series.

           "Purchase  Agreement" shall mean the Purchase  Agreement
dated the date hereof between NFC and NFSC.

           "Rating  Agencies"  shall  mean,  with  respect  to  any
outstanding  Series, any nationally  recognized  statistical rating organization  then  maintaining  a  rating  on such  Series  at the
Seller's request.

           "Rating Agency  Condition"  shall mean,  with respect to
any action  relating  to a Series,  that each Rating  Agency  shall have  notified  the  Seller,  the  Servicer  and the  Master  Trust
Trustee  in  writing   that  such  action  will  not  result  in  a
reduction or withdrawal of the rating of such outstanding Series.

           "Record  Date"  shall  mean,  with  respect  to any  Due
Period,  the Business Day preceding the Distribution  Date for such
Due Period.

           "Registered   Certificates"   shall  have  the   meaning
specified in Section 6.01.

           "Requirements  of Law"  for any  Person  shall  mean the
certificate of  incorporation  and by-laws or other  organizational or governing  documents of such Person,  and any requirement of any law,  rule or regulation or  Governmental  Authority,  in each case applicable  to or binding  upon such Person or to which such Person is subject,  whether federal,  state or local;  provided,  however, that any such  requirement  shall  not be deemed a  Requirement  of
Law if  the  enforcement  of  such  requirement  would  not  have a material  adverse  effect  upon the  collectability  of the  Dealer
Notes taken as a whole.

           "Responsible  Officer"  shall mean the  Chairman  or any
Vice  Chairman  of the  Board  of  Directors  of the  Master  Trust
Trustee,  the  Chairman  or  Vice  Chairman  of  the  Executive  or
Standing  Committee  of the Board of  Directors of the Master Trust
Trustee, the President,  any Executive Vice President,  Senior Vice
President,   Vice   President,   the   Secretary,   any   Assistant
Secretary,  the Treasurer,  any Assistant  Treasurer,  the Cashier,
any  Assistant or Deputy  Cashier,  any Trust  Officer or Assistant
Trust Officer,  the Controller and any Assistant  Controller or any
other  officer of the Master Trust Trustee  customarily  performing
functions   similar  to  those   performed  by  any  of  the  above
designated   officers  and  also,  with  respect  to  a  particular
matter,  any other officer to whom such matter is referred  because
of  such   officer's   knowledge  of  and   familiarity   with  the
particular subject.

           "Revolving  Period"  shall  mean,  with  respect  to any
Series, the period stated in the related Supplement.

           "Schedule 1" shall mean the computer file,  hard copy or
microfiche  list delivered to the Master Trust Trustee  pursuant to
Section  2.02(d)  hereof  which shall  contain a true and  complete list of  Dealer  Notes  conveyed  to the  Master  Trust on the 1990
Trust Termination Date.

           "Schedule  2" shall mean the  schedule  delivered to the
Master Trust Trustee  pursuant to Section  2.02(d)  indicating  the amount of cash held in the 1990  Trust  Accounts  and  conveyed  to the Master Trust Trustee on the 1990 Trust Termination Date.

           "Seller" shall mean NFSC.

           "Series" shall mean any series of Investor Certificates.

           "Series Account" shall mean any deposit,  trust, escrow,
reserve  or  similar  account  maintained  for the  benefit  of the
Investor  Certificateholders  of any Series of Class,  as specified in any Supplement.

           "Series  Adjusted  Invested  Amount"  shall  mean,  with
respect to any  outstanding  Series,  the Adjusted  Invested Amount stated in the related Supplement.

           "Series Allocation  Percentage" shall mean, with respect
to any Series and for any Due  Period,  the  percentage  equivalent of a  fraction,  the  numerator  of  which is the  Series  Adjusted
Invested  Amount for such  Series and the  denominator  of which is the Trust Adjusted  Invested Amount,  in each case as of the end of the  Distribution  Date  preceding  such Due Period  (after  giving effect to all payments made on such Distribution Date).

           "Series  Invested  Amount"  shall have,  with respect to
any Series, the meaning stated in the related Supplement.

           "Series  Issuance Date" shall mean,  with respect to any
Series,  the  date  on  which  the  Investor  Certificates  of such
Series  are to be  originally  issued in  accordance  with  Section
6.09 and the related Supplement.

           "Series  Principal   Account"  shall  have  the  meaning
specified in Section 4.04(a).

           "Series  Termination  Date" shall mean,  with respect to
any Series, the date specified in the applicable Supplement.

           "Servicer"  shall mean  initially NFC and thereafter any
Person  appointed as the Successor  Servicer as herein  provided to service the Dealer Notes pursuant to Section 10.02.

           "Servicer  Termination  Event"  shall  have the  meaning
specified in Section 10.01.

           "Servicing  Fee" shall  have the  meaning  specified  in
Section 3.02.

           "Servicing  Officer"  shall  mean  any  employee  of the
Servicer  involved in, or responsible for, the  administration  and servicing  of the  Dealer  Notes  whose  name  appears on a list of servicing  officers  furnished to the Master  Trust  Trustee by the
Servicer, as such list may from time to time be amended.

           "Shared Principal  Collections" shall mean, with respect
to any  Business  Day,  the  aggregate  amount for all  outstanding
Series  of  Principal  Collections  which the  related  Supplements specify  are to be treated as "Shared  Principal  Collections"  for such Business Day.

           "Special  Servicer  Agent" with respect to a Series,  if
any, shall have the meaning specified in the related Supplement.

           "Standard  &  Poor's"  shall  mean   Standard &   Poor's
Ratings Group.

           "Successor  Servicer"  shall have the meaning  specified
in Section 10.02(a).

           "Supplement"  shall mean, with respect to any Series,  a
supplement to this  Agreement  executed and delivered in connection with the  original  issuance of the Investor  Certificates  of such
Series  pursuant to Section 6.09,  and all  amendments  thereof and supplements thereto.

           "Supplemental   Certificate"   shall  have  the  meaning
specified in Section 6.09.

           "Tax  Opinion"  shall mean,  with respect to any action,
an opinion of counsel to the effect  that,  for Federal  income tax
purposes,   (a) such   action   will  not   adversely   affect  the
characterization  of the Investor  Certificates  of any outstanding
Series  or  Class  as  debt  or  as  a  partnership   interest,  as
applicable,  and  (b) such  action will not cause or  constitute  a taxable  event with respect to any Investor  Certificateholders  or the  Master  Trust or cause the  Master  Trust to be  treated as an
association   (or  publicly  traded   partnership)   taxable  as  a
corporation.

           "Tax Sharing  Agreement"  shall mean the Tax  Allocation
Agreement  effective as of October 1,  1981 of NITC (formerly known as  International  Harvester  Company) as the same has been and may be amended from time to time.

           "Termination  Notice"  shall have the meaning  specified
in Section 10.01(e).

           "Transfer  Agent"  shall have the meaning  specified  in
Section 6.03(a).

           "Transfer  Date"  shall  mean,  with  respect to any Due
Period,  the Business Day preceding the Distribution  Date for such
Due Period.

           "Trust  Adjusted  Invested  Amount"  shall mean,  at any
time of  determination,  the sum of the  Series  Adjusted  Invested
Amounts for all outstanding Series at such time.

           "Trust  Invested  Amount"  shall  mean,  at any  time of
determination,  the  sum of the  Series  Invested  Amounts  for all
outstanding Series at such time.

           "UCC"  shall  mean  the  Uniform   Commercial  Code,  as
amended  from  time  to  time,  as  in  effect  in  the  states  of
Illinois, New York and Delaware, unless specified otherwise.

           "Uncollectible   Finance   Charges"  shall  mean,   with
respect to any Due  Period,  the amount of Dealer  Finance  Charges that the  Servicer,  on or before the related  Determination  Date, determines in its sole discretion will be uncollectible.

           "Unpaid  Dealer  Finance   Charges"  shall  mean,   with
respect to any Due  Period,  the amount of Dealer  Finance  Charges that are not  collected  by the  Servicer by the  related  Transfer
Date.

           "Up-Front  Interest  Credit" shall mean, with respect to
any  Due  Period  or  portion  thereof,  an  amount  equal  to  the aggregate  amount of  interest  credits  granted to Dealers by NITC during such Due Period with respect to Eligible Dealer Notes.

           "Used  Vehicle  Dealer  Note" shall mean an  outstanding
Dealer  Note that was issued to finance a used  vehicle  for resale by a Dealer.

           "Variable Funding  Certificates"  shall mean a Series of
Investor Certificates,  in one or more Classes,  issued pursuant to
Section 6.09 and a Variable Funding Supplement hereto.

           "Variable  Funding  Supplement"  shall mean a Supplement
executed  in  connection  with the  issuance  of  Variable  Funding
Certificates.

           SECTION 1.02   Other Definitional Provisions.

           (a)  All terms defined in this Agreement  shall have the
defined  meanings when used in any  certificate  or other  document
made  or  delivered   pursuant  hereto  unless  otherwise   defined
therein.

           (b)  As used  herein  and in any  certificate  or  other
document made or delivered  pursuant hereto or thereto,  accounting terms not defined in Section  1.01,  and  accounting  terms  partly defined in Section 1.01 to the extent not  defined,  shall have the
respective   meanings  given  to  them  under  generally   accepted
accounting  principles  in  effect  on  the  date  hereof.  To  the
extent  that  the  definitions  of  accounting   terms  herein  are
inconsistent  with  the  meanings  of such  terms  under  generally accepted accounting  principles,  the definitions  contained herein shall control.

           (c)  All  references  to "dealer  notes"  shall refer to
dealer notes  issued by Dealers  with  respect to used  vehicles or dealer  notes  issued by Dealers to NITC or NFC with respect to new vehicles  purchased  by such  Dealers  either  from NITC or from an
OEM Supplier.

           (d)  All references to property held,  owned or acquired
by  the  Master  Trust  shall  include   property  held,  owned  or
acquired by the Master Trust Trustee, as trustee hereunder.

           (e)  The words  "hereof,"  "herein" and  "hereunder" and
words of similar  import  when used in this  Agreement  shall refer to this  Agreement as a whole and not to any  particular  provision of this  Agreement;  references to any Article,  Section or Exhibit are  references  to  Articles,  Sections and Exhibits in or to this
Agreement  unless  otherwise  specified;  and the term  "including"
means "including without limitation."

           (f)  With respect to any  Distribution  Date or Transfer
Date,  the "related  Due  Period,"  and the  "related  Distribution
Period,"  will  mean  the  Due  Period  and   Distribution   Period
respectively,  immediately  preceding  such  Distribution  Date  or
Transfer  Date,  and the  relationships  between  Due  Periods  and
Distribution   Periods  will  be   correlative   to  the  foregoing
relationships.

           (g)  Each  defined  term  used in this  Agreement  has a
comparable  meaning  when  used in its  plural  or  singular  form.
Each  gender-specific  term used in this Agreement has a comparable meaning  whether  used in a masculine,  feminine or  gender-neutral form.

                             ARTICLE II

            CONVEYANCE OF 1990 TRUST SELLER CERTIFICATE;
                     CONVEYANCE OF DEALER NOTES

           SECTION 2.01   Conveyance   of   1990   Trust   Seller's
Certificate  and Other  Assets.  By  execution  of this  Agreement,
the  Seller  does  hereby  sell,  transfer,   assign,  setover  and
otherwise convey,  without recourse (except as otherwise  expressly provided  herein),  to the  Master  Trust  for the  benefit  of the
Certificateholders  and the other  Beneficiaries  all right,  title and  interest  of the Seller in and to (i) the 1990 Trust  Seller's
Certificate,  and all  monies  due or to  become  due with  respect thereto and all proceeds  (as defined in Section  9-306 of the UCC)
thereof and  (ii) all  other  rights of the Seller  under the terms of the 1990 Trust Agreement  (including,  without  limitation,  the right to exchange  the 1990 Trust  Seller  Certificate  pursuant to
Section  6.12 of the 1990  Trust  Agreement,  the right to  receive distributions  and other  payments from the 1990 Trust,  the rights of the  Seller  upon  termination  of the 1990  Trust  pursuant  to
Section  12.04  of the  1990  Trust  Agreement  and  the  right  to receive  funds on deposit in the  Liquidity  Reserve  Account).  If such sale, transfer,  assignment,  set-over or conveyance is deemed to create a security  interest  in such  property,  the Seller does hereby  grant  to the  Master  Trust a  security  interest  therein
(which   shall  be  deemed  to  be  a  first   perfected   security
interest)  and  agrees  that  this  Agreement  shall  constitute  a security agreement under applicable law.

           SECTION 2.02   Conveyance  of  Dealer  Notes  and  Other
Property.

           (a)  Effective  as of the 1990 Trust  Termination  Date,
the  Seller  hereby  sells,  transfers,   assigns,  sets  over  and
otherwise  conveys  to the  Master  Trust  for the  benefit  of the
Certificateholders  and the other  Beneficiaries,  without recourse
(subject to the obligations herein):

                (i) all right,  title,  and  interest of the Seller
           in and to the Dealer  Notes held by the Seller as of the
           1990 Trust  Termination  Date, all monies due (including
           accrued  finance  charges) or to become due with respect
           thereto and all  proceeds  (as defined in Section  9-306
           of the UCC) of such Dealer Notes;

                (ii) the  interest  of the  Seller in the  security
           interests  in the  Financed  Vehicles  related  to  such
           Dealer Notes  granted by Dealers  pursuant to the Dealer
           Agreements   and  any   accessions   to  such   security
           interests; and

                (iii) the  interest  of the  Seller in the  related
           Insurance Proceeds.

           (b)  Effective  as of the 1990 Trust  Termination  Date,
the 1990 Trust  Trustee  hereby  sells,  transfers,  assigns,  sets over and  otherwise  conveys to the Master Trust for the benefit of
the  Certificateholders   and  the  other  Beneficiaries,   without
recourse (subject to the obligations herein):

                (i)  all  right,  title  and  interest  of the 1990
      Trust in and to the  Dealer  Notes  held by the 1990 Trust as
      of  the  1990  Trust   Termination   Date,   all  monies  due
      (including  accrued  finance  charges)  or to become due with respect  thereto  and all  proceeds  (as  defined  in Section
      9-306 of the UCC) of such Dealer Notes;

                (ii) the   interest   of  the  1990  Trust  in  the
      security  interests in the Financed  Vehicles related to such
      Dealer  Notes  granted  by  Dealers  pursuant  to the  Dealer
      Agreements and any accessions to such security interests;

                (iii)the  interest of the 1990 Trust in the related
      Insurance Proceeds;

                (iv) 1990 Trust Investment Securities;

                (v)  funds on deposit  in the 1990  Trust  Accounts
      (other  than  funds  on  deposit  for  the  benefit  of,  and allocated to, 1990 Trust Investor  Certificates  that are not held by the Master Trust); and

                (vi) any   of   Seller's   repurchase   obligations
      pursuant to Section 2.05(a) of the 1990 Trust Agreement.

Notwithstanding  the  provisions of Section 12.04 of the 1990 Trust
Agreement,  the Seller  hereby  directs  the 1990 Trust  Trustee to effect the  conveyances to the Master Trust  described  above.  The parties  hereto  agree  that  prior to the 1990  Trust  Termination
Date,  the 1990 Trust Trustee  shall have no duties or  obligations hereunder  and that upon the sale,  transfer,  assignment,  setover
and   conveyance   to  the  Master  Trust  as  of  the  1990  Trust
Termination  Date of the property  described  above and  acceptance thereof by the Master Trust  Trustee,  the 1990 Trust Trustee shall be  terminated  as a party to, and have no further  obligations  or interests under, this Agreement.

           (c)  Effective  on and after the 1990 Trust  Termination
Date,  except  as  otherwise  provided  in  this  Agreement  or any
Supplement,  the  Servicer,  on behalf of the Master  Trust,  shall effect an  Assignment  on each  Business Day from the Seller to the
Master Trust, without recourse, of:

                (i)  all right,  title,  and interest of the Seller
           in and to all Dealer  Notes  existing  on such  Business
           Day that are owned by the Seller and are  identified  by
           the Servicer as Eligible  Dealer  Notes,  all monies due
           (including  accrued  finance  charges)  or to become due
           with  respect  thereto and all  proceeds  (as defined in
           Section 9-306 of the UCC) of such Dealer Notes;

                (ii) the  interest  of the  Seller in the  security
           interests  in the  Financed  Vehicles  related  to  such
           Dealer Notes  granted by Dealers  pursuant to the Dealer
           Agreements   and  any   accessions   to  such   security
           interests; and

                (iii)the  interest  of the  Seller  in the  related
           Insurance Proceeds.

The Servicer  shall  deliver to the Master Trust Trustee a computer file,  hard copy or microfiche  list containing a true and complete list of all Dealer  Notes  acquired  on such  Business  Day,  which computer file,  hard copy or microfiche  list shall be deemed to be an  amendment,  as of such  Business  Day, to Schedule 1 hereto and shall  be  deemed  to be an  identification  of the  listed  Dealer
Notes as  Eligible  Dealer  Notes for  purposes  of  clause  (c)(i)
above.  The  Servicer  shall  effect  such  Assignments  until  the first to occur  of  (i) an  Insolvency  Event  (provided,  however, that  if any of the  events  described  in  Section  9.01  (b)  has occurred and is  unremedied,  and if the 120-day  period  described therein has not passed,  no Assignments  will take place until such
predicate   event  is  remedied),   (ii) the   Final  Master  Trust
Termination  Date and (iii) the date  specified  in a notice  which the Seller (or the  Servicer on behalf of the  Seller)  delivers to the Master  Trust  Trustee  stating  that the Seller will no longer sell Dealer Notes to the Master Trust.

           (d)  In  connection  with  the  transfers  set  forth in
clauses (a), (b) and (c) of this Section 2.02,  the Seller  further agrees,  at its own expense,  (i) as of the 1990 Trust  Termination
Date and on each  Business  Day  thereafter,  to cause NFC as agent of the Seller to  indicate  in NFC's  computer  files  that  Dealer
Notes  have  been  sold  to  the  Master  Trust  pursuant  to  this
Agreement  for the benefit of the  Certificateholders,  and (ii) as of the 1990  Trust  Termination  Date,  to  deliver  Schedule 1 and
Schedule 2 to the Master Trust Trustee.

           (e)  If the sales, transfers, assignments,  set-overs or
conveyances  described  in clauses  (a), (b) or (c) of this Section
2.02 are deemed to create a  security  interest  in such  property, the  Seller or the 1990  Trust  Trustee,  as the case may be,  does hereby  grant  to the  Master  Trust a  security  interest  therein
(which   shall  be  deemed  to  be  a  first   perfected   security
interest),  and  agrees  that this  Agreement  shall  constitute  a
security   agreement  under  applicable  law.  Neither  the  Master
Trust  Trustee  nor the 1990  Trust  Trustee  shall  be  under  any obligation  whatsoever  to  file  such  financing  or  continuation
statements   or  to  make  any  other   filing  under  the  UCC  in
connection with such sale and assignment.

           SECTION 2.03   Acceptance by Master Trust Trustee.

           (a)  The  Master  Trust  Trustee  hereby  undertakes  to
perform  its  obligations  as set forth  herein.  The Master  Trust
Trustee  hereby  acknowledges  its  acceptance  on  behalf  of  the
Master Trust of all right,  title and interest  previously  held by the Seller in and to the 1990 Trust  Seller's  Certificate  and the
other  rights  conveyed by the Seller  pursuant to Section  2.01 as of the date of this  Agreement and declares that it shall  maintain such right,  title and  interest,  upon the trust herein set forth, for  the  benefit  of  all  Certificateholders.  The  Master  Trust
Trustee  further  agrees (i) as of each Series  Issuance  Date,  to
(A) deliver  the 1990 Trust  Seller  Certificate  to the 1990 Trust
Trustee,  and (B)  accept in  exchange  therefor  one or more newly issued classes of 1990 Trust Investor  Certificates  and a reissued
1990  Trust  Seller  Certificate,  and  (ii) as of the  1990  Trust
Termination  Date to (A) deliver the 1990 Trust Seller  Certificate and any 1990 Trust Investor  Certificates  held by the Master Trust to the 1990  Trust  Trustee  for  cancellation  and (B)  accept  on behalf of the Master Trust (and to acknowledge  such  acceptance on the 1990  Trust  Termination  Date) all right,  title and  interest previously  held by the Seller or the 1990  Trust,  as the case may be,  in and to the  Dealer  Notes  existing  as of the  1990  Trust
Termination  Date  and  conveyed   pursuant  to  Section  2.02  and
thereafter  purchased  by or  assigned  to the  Master  Trust,  all monies due or to become due with  respect  thereto and all proceeds thereof,  the  interest in the  security  interests  in the related
Financed  Vehicles,  the interest in the Insurance Proceeds and the cash on  deposit  in the  1990  Trust  Accounts  and  indicated  on
Schedule 2, and declares that it shall  maintain such right,  title and interest,  upon the trust herein set forth,  for the benefit of all  Certificateholders.  Except to the extent  expressly  provided
otherwise   herein,   the  Master  Trust  shall  maintain  physical
possession  of the 1990  Trust  Seller  Certificate  and each  1990
Trust Investor Certificate delivered to it hereunder.

           (b)  The  obligation  of the  Master  Trust  Trustee  to
accept:

                (i)  the  1990  Trust  Seller  Certificate  and the
           other rights conveyed  pursuant to Section 2.01 shall be
           subject to the  condition  that the Seller  delivers the
           1990  Trust  Seller  Certificate  to  the  Master  Trust
           Trustee and records and files,  at its own expense,  one
           or more  financing  statements  with respect to the 1990
           Trust Seller  Certificate  and such other rights meeting
           the requirements of Illinois,  New York and Delaware law
           in such manner as is  necessary  to perfect the sale and
           assignment of the 1990 Trust Seller  Certificate  to the
           Master Trust;

                (ii) any 1990 Trust Investor  Certificate  issuable
           to the Master  Trust  shall be subject to the  condition
           that  the  Seller   delivers  the  1990  Trust  Investor
           Certificate  to the Master  Trust  Trustee and takes any
           further  actions as may be necessary to perfect the sale
           and assignment of such 1990 Trust  Investor  Certificate
           to the Master Trust; and

                (iii)Dealer  Notes  on the 1990  Trust  Termination
           Date  pursuant  to Section  2.02 shall be subject to the
           condition  that the  Seller  (A) assigns  the  financing
           statements  in effect  under the 1990 Trust with respect
           to  such  Dealer  Notes  meeting  the   requirements  of
           Illinois,  New York and  Delaware  law in such manner as
           is necessary  to release the  security  interests of the
           1990 Trust in any Dealer Notes  (whether  then  existing
           or to be  acquired  thereafter),  all  monies  due or to
           become  due  with  respect   thereto  and  all  proceeds
           thereof,  the interest in the security  interests in the
           related  Financed  Vehicles  and  the  interest  in  the
           Insurance  Proceeds and vest such security  interests in
           the  Master   Trust  on  or  prior  to  the  1990  Trust
           Termination  Date and  (B) records and files, at its own
           expense,  one or more financing  statements with respect
           to  the  Dealer  Notes  then  existing  and   thereafter
           purchased  by or assigned to the Master  Trust,  for the
           sale of accounts,  general  intangibles or chattel paper
           as  defined  in  Sections  9-105  and  9-106  of the UCC
           meeting  the  requirements  of  Illinois,  New  York and
           Delaware  law in such manner as is  necessary to perfect
           the  sale  and  assignment  of such  Dealer  Notes,  all
           monies due or to become  due with  respect  thereto  and
           all  proceeds  thereof,  the  interest  in the  security
           interests  in the  related  Financed  Vehicles  and  the
           interest in the  Insurance  Proceeds to the Master Trust
           on or prior to the Closing  Date of the  issuance of the
           first  Series   issued   hereunder.   The  Seller  shall
           deliver  a   file-stamped   copy  of  such   termination
           statements  and financing  statements or other  evidence
           of such filings to the Master Trust  Trustee on or prior
           to the  1990  Trust  Termination  Date or  such  Closing
           Date, as the case may be.

           (c)  The  Master  Trust  Trustee  hereby  agrees  not to
disclose  to  any  Person  any  of  the  information  contained  in
Schedule 1  or delivered to the Master Trust  Trustee by the Seller pursuant  to  Sections 2.01  or 2.02,  except (i) as is required in connection  with the  performance  of its  duties  hereunder  or in
enforcing  the  rights  of  the   Certificateholders,   (ii)  to  a
Successor  Servicer  appointed  pursuant to Section  10.02 or (iii)
as  required by law.  The Master  Trust  Trustee  agrees to protect
and   maintain   the   security   and   confidentiality   of   such
information,  and in connection  therewith,  shall allow the Seller
to   inspect   the   Master    Trust    Trustee's    security   and
confidentiality  arrangements  from  time  to  time  during  normal
business  hours.   The  Master  Trust  Trustee  shall  provide  the
Seller  with  written  notice  five  days  prior to any  disclosure pursuant to this Section 2.03(c).

           (d)  The  Master  Trust  Trustee  shall have no power to
create,  assume or incur  indebtedness or other  liabilities in the name of the  Certificateholders  or the Master  Trust other than as contemplated in this Agreement.

           SECTION 2.04   Representations  and  Warranties  of  the
Seller  Relating to the Seller.  The Seller hereby  represents  and warrants  to the  Master  Trust  Trustee,  on behalf of the  Master
Trust,  with respect to the 1990 Trust Seller  Certificate  and any
1990 Trust Investor  Certificate  issued to the Master Trust, as of the  date of this  Agreement  and the  date  any  such  1990  Trust
Investor  Certificate  is issued,  and with respect to any Investor
Certificates,  as of the date of any  Supplement,  the Closing Date or Series  Issuance  Date,  as the case may be,  and the 1990 Trust
Termination  Date,  unless  otherwise  stated  in such  Supplement, that:

           (a)  Organization  and Good  Standing.  The  Seller  has
been duly  incorporated  and is validly  existing as a  corporation in good standing  under the laws of the State of Delaware,  and has
full  corporate  power  and  authority  to  execute,   deliver  and
perform its  obligations  under this  Agreement and any  Supplement and to deliver  to the Master  Trust  Trustee  pursuant  hereto the
1990  Trust  Seller   Certificate   and  any  1990  Trust  Investor
Certificate  issued to the Master  Trust and to execute and deliver to the Master Trust Trustee pursuant hereto the  Certificates  and, in all  material  respects,  to own its  property  and  conduct its business as such  properties are presently  owned and such business is presently conducted.

           (b)  Due  Authorization.  The  execution,  delivery  and
performance  of  this  Agreement  and  any   Supplement,   and  the
delivery  to the Master  Trust  Trustee  of the 1990  Trust  Seller
Certificate and any 1990 Trust Investor  Certificate  issued to the
Master  Trust,  and the  execution and delivery to the Master Trust
Trustee  of  the   Certificates   by  the  Seller  have  been  duly
authorized  by all  necessary  corporate  action on the part of the
Seller.

           (c)  No   Proceedings.   There  are  no  proceedings  or
investigations  pending  or, to the best  knowledge  of the Seller, threatened against the Seller,  before any court,  regulatory body,
administrative   agency,   or  other   tribunal   or   governmental
instrumentality  (i)  asserting the  invalidity of this  Agreement, any Supplement,  the 1990 Trust Seller Certificate,  any 1990 Trust
Investor   Certificate   issued   to  the   Master   Trust  or  the
Certificates,   (ii)   seeking  to  prevent  the  issuance  of  the
Certificates  or  the  consummation  of  any  of  the  transactions contemplated  by this  Agreement or any  Supplement,  (iii) seeking any  determination  or ruling that, in the  reasonable  judgment of the Seller,  would  materially and adversely affect the performance by the  Seller  of its  obligations  under  this  Agreement  or any
Supplement,  (iv)  seeking any  determination  or ruling that would materially and adversely affect the validity or  enforceability  of
this   Agreement,   any   Supplement,   the   1990   Trust   Seller
Certificate,  any 1990  Trust  Investor  Certificate  issued to the
Master  Trust  or  the  Certificates,  or  (v)  seeking  to  affect adversely  the income tax  attributes of the Master Trust under the
United States  federal,  Illinois,  Delaware or New York income tax systems.

           (d)  No  Violation.  The  execution and delivery of this
Agreement   and   any   Supplement   and  the   Certificates,   the
performance  of the  transactions  contemplated  by this  Agreement and any  Supplement  and the  fulfillment  of the terms hereof,  do not and  will  not  conflict  with any  material  provision  of the
Certificate of Incorporation  or By-Laws of the Seller,  and do not
and will not conflict  with,  violate,  result in any breach of any of the material  terms and  provisions  of, or constitute  (with or without  notice or lapse of time or both) a material  default under any indenture,  contract,  agreement,  mortgage,  deed of trust, or other  instrument  to which the Seller is a party or by which it or its  properties  is bound,  or, to the best of Seller's  knowledge, any Requirement of Law applicable to the Seller.

           (e)  All    Consents     Required.     All    approvals,
authorizations,  consents,  orders,  registrations or other actions of any Person or of any governmental  body or official  required in connection  with the  execution  and delivery by the Seller of this
Agreement,    the   1990   Trust   Seller   Certificate   and   the
Certificates,  the  performance  by the Seller of the  transactions contemplated  by this  Agreement and the  fulfillment by the Seller of the terms hereof, have been obtained;  provided,  however,  that the Seller  makes no  representation  or warranty  regarding  state securities or "Blue Sky" laws in connection  with the  distribution of the Certificates.

           The  representations  and  warranties  set forth in this
Section  2.04 shall  survive the  transfer  and  assignment  to the
Master  Trust of the 1990 Trust Seller  Certificate  and the Dealer
Notes,  respectively,   and  the  termination  of  the  rights  and
obligations  of  the  Servicer  pursuant  to  Section  10.01.  Upon discovery by the Seller,  the  Servicer,  the 1990 Trust Trustee or
the  Master  Trust  Trustee  of a  breach  of any of the  foregoing representations  and warranties,  the party discovering such breach shall give prompt written notice to the others.

           SECTION 2.05   Representations  and  Warranties  of  the
Seller  Relating to the  Agreement  and any  Supplement  and to the
Dealer Notes.

           (a)  Representations  and Warranties.  The Seller hereby
represents and warrants to the Master Trust  Trustee,  on behalf of
the  Master   Trust,   with   respect  to  the  1990  Trust  Seller
Certificate and any 1990 Trust Investor  Certificate  issued to the
Master  Trust,  as of the date of this  Agreement  and the date any such 1990 Trust  Investor  Certificate  is issued and, with respect to any  Investor  Certificates,  as of the date of any  Supplement, the Closing Date or Series  Issuance  Date, as the case may be, and the 1990 Trust  Termination  Date,  unless otherwise stated in such
Supplement,  and,  with respect to matters  involving  Assignments, as of the date of such Assignment, that:

                (i)  each  of  the  1990  Trust   Agreement,   this
           Agreement,    and   any    Supplement   or   Assignment,
           constitutes  a legal,  valid and binding  obligation  of
           the Seller enforceable  against the Seller in accordance
           with its  terms,  except as such  enforceability  may be
           limited   by    applicable    bankruptcy,    insolvency,
           reorganization,  moratorium or other similar laws now or
           hereafter  in  effect   affecting  the   enforcement  of
           creditors'   rights  in  general   and  except  as  such
           enforceability  may be limited by general  principles of
           equity  (whether  considered  in a proceeding  at law or
           in equity);

                (ii) as  of  the  1990  Trust   Termination   Date,
           Schedule 1 to this  Agreement and, as of the date of any
           Assignment,  any update thereto, will be an accurate and
           complete  listing in all  material  respects  of all the
           Dealer  Notes as of the 1990 Trust  Termination  Date or
           the date of the Assignment,  as the case may be, and the
           information   contained  therein  with  respect  to  the
           identity  of such  Dealer  Notes is and will be true and
           correct in all material  respects as of such  applicable
           date;

                (iii)the   1990   Trust   Seller   Certificate   is
           conveyed,   and  any  1990  Trust  Investor  Certificate
           issued  to  the  Master  Trust  is  transferred,  to the
           Master  Trust  free and  clear of any  Lien  (except  as
           otherwise provided in the 1990 Trust Agreement);

                (iv) this  Agreement  either  constitutes  a  valid
           transfer  and  assignment  to the  Master  Trust  of all
           right,  title  and  interest  of the  Seller or the 1990
           Trust,  as the case may be,  in the  1990  Trust  Seller
           Certificate  and the other rights  conveyed  pursuant to
           Section  2.01 or any  1990  Trust  Investor  Certificate
           issued to the Master  Trust or, if this  Agreement  does
           not  constitute a valid  transfer and assignment of such
           property,   it   constitutes  a  grant  of  a  "security
           interest"  (as  defined in the UCC) in such  property to
           the Master Trust,  which,  in the case of the 1990 Trust
           Seller   Certificate   and  the  other  rights  conveyed
           pursuant to Section 2.01, is enforceable  upon execution
           and  delivery  of  this  Agreement,  and  which  will be
           enforceable  with  respect  to any 1990  Trust  Investor
           Certificates  hereafter  issued to the Master Trust upon
           such  issuance.  Upon  delivery of the 1990 Trust Seller
           Certificate  to the  Master  Trust and the filing of any
           financing  statements  described  in Section  2.03(b)(i)
           and, in the case of any 1990 Trust Investor  Certificate
           hereafter  issued and  delivered  to the  Master  Trust,
           upon such  issuance  and  delivery and the filing of any
           financing  statements  described in Section 2.03(b)(ii),
           the Master Trust shall have a first  priority  perfected
           security or ownership interest in such property;

                (v) each Dealer Note  conveyed to the Master  Trust
           by the Seller on the 1990 Trust  Termination  Date or on
           the  date of any  Assignment,  as the  case  may be,  is
           conveyed to the Master Trust free and clear of any Lien;

                (vi) with  respect to each Dealer Note  conveyed to
           the  Master  Trust  by  the  Seller  on the  1990  Trust
           Termination  Date or on the date of any Assignment,  all
           consents,  licenses,  approvals or  authorizations of or
           registrations  or  declarations  with  any  Governmental
           Authority required to be obtained,  effected or given by
           the Seller in  connection  with the  conveyance  of such
           Dealer   Note  to  the  Master   Trust  have  been  duly
           obtained,  effected  or given and are in full  force and
           effect;

                (vii)this Agreement or the appropriate  Assignment,
           as the case may be, either  constitutes a valid transfer
           and  assignment to the Master Trust of all right,  title
           and  interest  of the Seller or the 1990  Trust,  as the
           case  may be,  in the  Dealer  Notes  and  the  proceeds
           thereof or, if this  Agreement or such  Assignment  does
           not  constitute a valid  transfer and assignment of such
           property,   it   constitutes  a  grant  of  a  "security
           interest"  (as  defined in the UCC) in such  property to
           the Master Trust,  which, in the case of existing Dealer
           Notes and the  proceeds  thereof,  is  enforceable  upon
           execution  and  delivery  of this  Agreement,  and which
           will be  enforceable  with  respect to such Dealer Notes
           hereafter  acquired  by, or assigned to the Master Trust
           pursuant to an Assignment,  upon such  Assignment.  Upon
           the  filing of any  financing  statements  described  in
           Section  2.03(b)(ii)  and,  in the  case  of the  Dealer
           Notes  hereafter  created or  transferred  to the Master
           Trust and the  proceeds  thereof,  upon the  creation or
           transfer  thereof,  the Master  Trust shall have a first
           priority  perfected  security or  ownership  interest in
           such property;

                (viii)    as of the 1990  Trust  Termination  Date,
           each   Dealer   Note  held  by  the  Seller  and  to  be
           transferred  to the Master Trust on such date,  or as of
           the date of any  Assignment,  each Dealer Note  existing
           on  such  date,  is  an  Eligible  Dealer  Note  in  all
           material respects;

                (ix) as of the date of any  Assignment,  the Seller
           is not insolvent;

                 (x)  the  Seller  is  not   making  any   transfer
           hereunder with the intent to defraud its creditors; and

                (xi)   the   Seller   is    receiving    reasonably
           equivalent value for the Dealer Notes  transferred by it
           hereunder.

           (b)  Notice   of   Breach.   The   representations   and
warranties  set  forth  in this  Section  2.05  shall  survive  the transfer and  assignment of the 1990 Trust Seller  Certificate  and other  rights of the  Seller  under the 1990 Trust  Agreement,  any
1990   Trust   Investor   Certificate   and   the   Dealer   Notes,
respectively,  to the Master Trust.  Upon  discovery by the Seller, the  Servicer,  the 1990 Trust  Trustee or the Master Trust Trustee
of a  breach  of any  of the  representations  and  warranties  set forth in this  Section  2.05,  the party  discovering  such  breach shall give prompt written notice to the others.

           SECTION 2.06   Transfer of Ineligible Dealer Notes.

           (a)  In the event of a breach  with  respect to a Dealer
Note of any  representations  and  warranties  set forth in Section
2.05(a)(v)  or in the event that a Dealer  Note is not an  Eligible
Dealer  Note as a  result  of the  failure  to  satisfy  any of the conditions  set forth in  clauses  (d) and (j)  through  (u) of the definition  of Eligible  Dealer  Note,  each such Dealer Note shall be  automatically  removed  from the Master  Trust on the terms and conditions set forth below.

           (b)  In the  event  of a breach  of any  representations
and warranties set forth in Section  2.05(a)(vi),  2.05(a)(vii)  or
2.05(a)(ix)  or in the event  any  Dealer  Note is not an  Eligible
Dealer  Note as a  result  of the  failure  to  satisfy  any of the conditions  set forth in clauses  (a)  through  (c) and (e) through
(i) of the  definition of Eligible  Dealer Note, and as a result of such  breach or event the  Master  Trust's  rights  in, to or under such Dealer Note or its  proceeds  are  impaired or the proceeds of such  Dealer  Note are not  available  for any reason to the Master
Trust free and clear of any Lien,  then,  upon the expiration of 60 days from the earlier to occur of the  discovery  of any such event by the  Seller,  or receipt by the Seller of written  notice of any such event  given by the Master  Trust  Trustee,  each such  Dealer
Note  shall be  removed  from the  Master  Trust on the  terms  and conditions set forth in Section 2.06(c);  provided,  however,  that no such  removal  shall be  required  to be made with  respect to a
Dealer  Note which is not an  Eligible  Dealer  Note if, on any day
within   such   applicable   period,   such   representations   and
warranties  with  respect  to such  Dealer  Note shall then be true and  correct,  or the  conditions  in such  clauses  shall  then be satisfied,  in all  material  respects  as if such  Dealer Note had been created on such day.

           (c)  When removal of a Dealer Note is required  pursuant
to  Sections  2.06(a) or 2.06(b)  above (any such Dealer Note being an "Ineligible  Dealer Note"),  such Ineligible  Dealer Note shall,
when  the  Seller   makes  the  deposit   referred  to  below,   be
automatically  removed  from the  Master  Trust  and the  principal balance of such  Ineligible  Dealer Note shall be deducted from the prior  principal  balance of Dealer Notes in the Master Trust.  The
Seller  shall  deposit  in  the  Collections   Account  within  two
Business  Days of the day its removal is  required an amount  equal to the  principal  amount  of  such  Ineligible  Dealer  Note  plus accrued but unpaid  finance  charges  thereon.  Such deposit  shall be considered a payment in full of the  Ineligible  Dealer Note and shall be applied  as a  Principal  Collection  in  accordance  with
Section  4.03.  Upon each  removal  of an  Ineligible  Dealer  Note
from  the  Master   Trust,   the   Master   Trust   Trustee   shall
automatically  and without  further  action be deemed to  transfer, assign,  set over  and  otherwise  convey  to the  Seller,  without recourse,  representation  or  warranty  (except  for the  warranty
that  since  the  date  of  transfer  by  the  Seller   under  this
Agreement  the Master Trust  Trustee has not sold,  transferred  or encumbered such Ineligible  Dealer Note), all the right,  title and interest  of the  Master  Trust  in and to such  Ineligible  Dealer
Note,  all  monies due or to become due with  respect  thereto  and all  proceeds  thereof.  The Master  Trust  Trustee  shall  execute such  documents and  instruments of transfer or assignment and take such other  actions as shall  reasonably be requested by the Seller to effect the  conveyance of such  Ineligible  Dealer Note pursuant to this Section  2.06.  The  provisions  of Sections  2.06(a),  (b)
and (c) shall  constitute the sole remedy  respecting any breach of
the   representations   and   warranties   set  forth  in  Sections
2.05(a)(v),  (vi),  (vii) and (ix) with respect to such Dealer Note available to the  Certificateholders  or the Master  Trust  Trustee
on behalf of Certificateholders.

           (d)  For the  purposes of  Sections  2.06(a) and 2.06(b)
above,  proceeds  of a  Dealer  Note  shall  not  be  deemed  to be impaired  hereunder  solely  because such  proceeds are held by the
Servicer  (if the  Servicer  is NFC) for more  than the  applicable period under Section 9-306(3) of the UCC.

           SECTION 2.07   Purchase      of      Certificateholders'
Interest.   In  the  event  (x)  of  any   breach  of  any  of  the
representations  and warranties  set forth in Sections  2.05(a)(i),
(ii),  (iii) or (iv) or (y) a material  amount of Dealer  Notes are
Ineligible  Dealer  Notes,  and such event has a  material  adverse
effect  on  the  interests  of  the  Investor   Certificateholders,
either the holders of  Investor  Certificates  evidencing  not less than a  majority  of  the  Trust  Invested  Amount  (the  "Majority
Holders")  or the  Master  Trust  Trustee at the  direction  of the
Majority  Holders,  by notice  then  given in writing to the Seller
(and to the Master  Trust  Trustee and the Servicer if given by the
Investor  Certificateholders),  may direct  the Seller to  purchase the  Certificateholders'  Interest  within 60 days of such  notice, or within such longer  period as may be  specified  in such notice, and the  Seller  shall be  obligated  to make  such  purchase  on a
Distribution  Date  occurring  within  such period on the terms and conditions  set  forth  below;  provided,  however,  that  no  such
purchase   shall  be  required   to  be  made  if,   prior  to  the
Determination  Date  preceding the final  Distribution  Date within such  period,  the  representations  and  warranties  contained  in
Sections  2.05(a)(i),  (ii),  (iii) and (iv) shall be  satisfied in all  material  respects  or there  shall no  longer  be a  material amount of  Ineligible  Dealer  Notes,  as the case may be,  and any
material   adverse   effect  on  the   interests  of  the  Investor
Certificateholders  caused  thereby  shall  have  been  cured.  The
Seller  shall  deposit  in the  Collections  Account  on a Transfer
Date  occurring  within such period an amount equal to the purchase price  (as  described  in  the  next  sentence)  for  the  Investor
Certificates.  The  purchase  price for any such  purchase  will be equal to the sum of the amounts  specified  therefor  with  respect
to   each   outstanding   Series   in   the   related   Supplement.
Notwithstanding  anything to the  contrary in this  Agreement,  the entire amount of the purchase  price  deposited in the  Collections
Account  shall be  distributed  to the Investor  Certificateholders on such  Distribution  Date in  accordance  with Section  12.03 and the  terms  of each  Supplement.  Payment  of such  purchase  price into the Collections  Account in immediately  available funds shall otherwise be  considered  a prepayment  in full of the Dealer Notes in the Master  Trust.  If the Master Trust  Trustee or the Investor
Certificateholders  give  notice  directing  the Seller to purchase
the   Certificateholders'   Interest   as   provided   above,   the
obligation  of  the  Seller  to  purchase  the  Certificateholders'
Interest  pursuant to this Section 2.07 shall  constitute  the sole remedy  respecting  an  event of the type  specified  in the  first
sentence  of  this   Section   2.07   available   to  the  Investor
Certificateholders  (or the Master  Trust  Trustee on behalf of the
Investor Certificateholders).

           SECTION 2.08   Covenants  of  the  Seller.   The  Seller
hereby covenants that:

           (a)  Security  Interests.  Except  for  the  conveyances
hereunder,  the Seller  will not sell,  pledge,  assign or transfer to any other person, or grant,  create,  incur, assume or suffer to exist any Lien (i) on the 1990 Trust Seller  Certificate  or on any
1990 Trust  Investor  Certificate  issued to the Master  Trust,  or any  interest  therein,  or (ii) on any Dealer Note (except for the
Lien  of  the  1990   Trust   Trustee   prior  to  the  1990  Trust
Termination   Date),   whether   existing  as  of  the  1990  Trust
Termination Date or thereafter  created,  or any interest  therein.
The Seller  shall  defend the right,  title,  and  interest  of the
Master  Trust in, to and under the 1990 Trust  Seller  Certificate, any such 1990 Trust Investor  Certificate  and any such Dealer Note against all claims of third parties  claiming  through or under the
Seller.

           (b)  Allocations.  In  the  event  that  the  Seller  is
unable  for any  reason  to  transfer  dealer  notes to the  Master
Trust in accordance  with the provisions of this  Agreement,  then, in any such event,  the Seller  agrees to  allocate  and pay to the
Master Trust,  after the date of such  inability,  all  collections with  respect to any dealer  notes that would  otherwise  have been transferred  to the Master  Trust;  and the  Seller  agrees to have such amounts  applied as Dealer Note  Collections or Finance Charge
Collections, as the case may be, in accordance with Article IV.

           (c)  Delivery  of  Collections.  In the  event  that the
Seller   receives   Collections   (i)  prior  to  the  1990   Trust
Termination  Date,  the Seller agrees to pay or cause to be paid to the Servicer (or otherwise  deposited in the  Collections  Account)
all  such   Collections   and  (ii) on  or  after  the  1990  Trust
Termination  Date,  the Seller agrees to pay or cause to be paid to the  Servicer  all  such  Collections,  in  each  case  as  soon as practicable  after  receipt  thereof  by the Seller but in no event later than the second  Business  Day after  receipt  thereof by the
Seller.

           SECTION 2.09   Seller's   Officer's   Certificate.   The
Seller will deliver to the Master Trust  Trustee,  the Servicer and the Rating  Agencies,  on or about April 15 of each calendar  year, beginning  in April,  1996,  or  within  ten  Business  Days of the
Seller's  discovery of an event  discussed in this Section 2.09, an
Officer's  Certificate  substantially  in  the  form  of  Exhibit B stating  that (a) in the  course of the  performance  by the signer of his duties as officer  of the  Seller he would  normally  obtain knowledge  of a breach of any of the Seller's  covenants  contained in this  Agreement  and (b) whether he has  obtained  knowledge  of any such  breach of  covenant,  and,  if so,  specifying  each such breach  of  covenant  of which the  signer  has  knowledge  and the nature  thereof.  A copy of such  certificate  may be  obtained  by any  Investor  Certificateholder  by a request  in  writing  to the
Master Trust Trustee addressed to the Corporate Trust Office.

                             ARTICLE III

            ADMINISTRATION AND SERVICING OF DEALER NOTES

           SECTION 3.01   Acceptance  of   Appointment   and  Other
Matters Relating to Servicer.

           (a)  In  connection  with and in  consideration  for the
conveyance of the 1990 Trust Seller  Certificate,  the Dealer Notes
and the other rights  conveyed  hereunder to the Master Trust,  the
Seller, in its capacity as holder of the NFSC  Certificate,  agrees to  cause  NFC to act as  Servicer  under  this  Agreement  and NFC agrees  to act as  Servicer  under  this  Agreement.  The  Investor
Certificateholders    by   their   acceptance   of   the   Investor
Certificates consent to NFC acting as Servicer.

           (b)  The Servicer is hereby  authorized  in the name and
on behalf of the Master Trust  Trustee and the Seller,  and agrees, to service and  administer  the Dealer  Notes and collect  payments due under such Dealer Notes in  accordance  with its  customary and usual servicing  procedures for servicing  wholesale  chattel paper comparable  to the Dealer Notes and in  accordance  with the Credit
Guidelines.  The  Servicer,  acting  alone  or  through  any  party designated  by it  pursuant to Section  8.07,  shall do any and all things in connection with such servicing and  administration  which
it  may  deem   necessary  or  desirable.   Without   limiting  the
generality  of the  foregoing  and  subject to Section  10.01,  the
Servicer  is hereby  authorized  and  empowered,  (i)  unless  such power and  authority  is revoked by the Master  Trust  Trustee,  to
instruct  the  Master  Trust  Trustee  to  make   withdrawals   and
payments from the Collections  Account,  the Excess Funding Account and any  Series  Account  as set  forth  in this  Agreement  or any
Supplement,  (ii) effective  on the 1990 Trust Termination Date, to execute  and  deliver,  on  behalf  of the  Master  Trust  for  the benefit  of the  Certificateholders  and  the  other  Beneficiaries
(but in its own  name,  without  reference  to the fact  that it is
acting  for  the  Master  Trust),   any  and  all   instruments  of
satisfaction  or  cancellation,  or of partial  or full  release or discharge,  and all other comparable  instruments,  with respect to the Dealer  Notes and,  after the  delinquency  of any such  Dealer
Notes and to the  extent  permitted  under and in  compliance  with
applicable   law   and   regulations,    to   commence   collection
proceedings  with respect to such Dealer  Notes,  (iii) to make any filings  or  registrations  with,  and  to  seek  any  consents  or authorizations  from, the  Securities  and Exchange  Commission and any  securities  authority  of any  jurisdiction  on  behalf of the
Master  Trust as may be  necessary  or advisable to comply with the securities or reporting  requirements  laws of the United States or any  state or  other  jurisdiction,  (iv) to  instruct  the  Master
Trust  Trustee to take any action  required or permitted  under any
Enhancement and  (v) effective on the 1990 Trust  Termination Date, to delegate certain of its servicing,  collection,  enforcement and administrative  duties  hereunder  with respect to the Dealer Notes to any  Person  who agrees to  conduct  such  duties in  accordance with the Credit Guidelines and this Agreement;  provided,  however, that the  Servicer  shall  notify the  Master  Trust  Trustee,  the
Rating  Agencies,  and any Enhancement  Providers in writing of any such  delegation of its duties which is not in the ordinary  course of its  business,  no  delegation  will relieve the Servicer of its liability  and  responsibility  with respect to such duties and the
Rating Agency  Condition  shall have been satisfied with respect to any such  delegation.  The Master Trust  Trustee  shall furnish the
Servicer  with any powers of attorney  and other  documents  as the
Servicer  may request  necessary or  appropriate  under the laws of any  jurisdiction  with  authority  over the Dealer Notes to enable the Servicer to carry out its servicing and  administrative  duties hereunder.

           (c)  In the event  that the  Seller  is  unable  for any
reason to transfer  dealer notes to the Master Trust in  accordance with the  provisions  of this  Agreement,  then, in any such event, the  Servicer  agrees to apply,  after the date of such  inability, all  collections  (to the  extent  received)  with  respect  to any dealer  notes that would  otherwise  have been  transferred  to the
Master  Trust  as  Dealer  Note   Collections   or  Finance  Charge
Collections,  as the case may be, in  accordance  with  Article  IV and any Supplement.  Dealer Notes written off as  uncollectible  in accordance  with this  Agreement  shall continue to be allocated in accordance with Article IV and any Supplement.

           (d)  The  Servicer  shall  under  no   circumstances  be
obligated  to  use  servicing  procedures,  offices,  employees  or accounts for servicing  Dealer Notes separate from the  procedures,
offices,   employees   and   accounts   used  by  the  Servicer  in
connection with servicing other dealer notes.

           SECTION 3.02   Servicing   Compensation.   Effective  on
the 1990 Trust  Termination  Date,  with respect to any Series,  as full  compensation  for  its  servicing  activities  hereunder  and reimbursement  for its  expenses  as set  forth in this  paragraph, the  Servicer  shall be  entitled  to  receive a  servicing  fee in respect  of each day prior to the Final  Master  Trust  Termination
Date,  payable  in  arrears,   on  each  date  and  in  the  manner
specified  in  the  applicable  Supplement.   The  "Servicing  Fee"
shall be the  aggregate of the fees  specified  in the  Supplements and shall be payable to the Servicer  solely to the extent  amounts are  available  for  payment  in  accordance  with the terms of the
Supplements.  The  share  of  the  Servicing  Fee  for  any  Series allocable to Investor  Certificateholders  shall be  determined  in accordance  with  the  terms  of  the  applicable  Supplement.  The
Servicer's  expenses  include the  amounts due to the Master  Trust
Trustee  pursuant  to  Section  11.05 and the  reasonable  fees and disbursements  of  independent  accountants  and all other expenses
incurred  by  the  Servicer  in  connection   with  its  activities
hereunder,  and include  all other fees and  expenses of the Master
Trust not  expressly  stated  herein to be for the  account  of the
Certificateholders;  provided  that in no event shall the  Servicer be liable  for any  federal,  state or local  income  or  franchise tax, or any interest or penalties  with respect  thereto,  assessed
on  the   Master   Trust,   the   Master   Trust   Trustee  or  the
Certificateholders.  The  Servicer  shall be  required  to pay such expenses  for its own  account,  and shall not be  entitled  to any payment  therefor  other  than  the  Servicing  Fee.  The  Servicer shall  not be  entitled  to  any  payment  for  any  activities  it conducts hereunder prior to the 1990 Trust Termination Date.

           SECTION 3.03   Representations  and  Warranties  of  the
Servicer.  The  Servicer  hereby  represents  and  warrants  to the
Master  Trust  Trustee,  on behalf of the Master  Trust,  as of the date of this Agreement,  the 1990 Trust  Termination Date, and with respect to any Series of Investor  Certificates,  as of the date of any  Supplement  and the Closing Date or Series  Issuance  Date, as
the  case  may be,  unless  otherwise  stated  in such  Supplement, that:

           (a)  Organization  and Good  Standing.  The Servicer has
been duly  incorporated  and is validly  existing as a  corporation in good  standing  under  the  laws of the  State of  Delaware,  is qualified  to do  business  in  every  jurisdiction  in  which  the failure to so qualify would have a material  adverse  effect on the rights of the  Certificateholders  and has full corporate power and authority  to execute,  deliver and perform its  obligations  under this Agreement and any  Supplement  and to perform its  obligations under  the  1990  Trust  Agreement  and to  own  its  property  and conduct its business as such  properties  are  presently  owned and such business is presently conducted.

           (b)  Due  Authorization.  The  execution,  delivery  and
performance  of this  Agreement and any  Supplement by the Servicer have been duly  authorized  by all  necessary  corporate  action on the  part  of the  Servicer  and do not  require  any  approval  or consent of any governmental agency or authority.

           (c)  Binding   Obligation.   Each  of  the  1990   Trust
Agreement,  this Agreement and any Supplement  constitutes a legal, valid  and  binding  obligation  of the  Servicer,  enforceable  in
accordance  with  its  terms,   except  as  enforceability  may  be
limited  by  applicable  bankruptcy,  insolvency,   reorganization,
moratorium  or other  similar  laws now or  hereinafter  in  effect affecting  the  enforcement  of  creditors'  rights in general  and
except  as  such   enforceability   may  be   limited   by  general
principles  of equity  (whether  considered  in a proceeding at law or in equity).

           (d)  Accuracy   of    Information.    All    information
heretofore  furnished  by the  Servicer  in  writing  to the Master
Trust  Trustee  for  purposes  of  or  in   connection   with  this
Agreement or any transaction  contemplated  hereby is, and all such information  hereafter  furnished by the Servicer in writing to the
Master Trust  Trustee will be, true and accurate in every  material respect or based on  reasonable  estimates  on the date as of which such information is stated or certified.

           (e)  No   Proceeding.   There  are  no   proceedings  or
investigations,   pending  or,  to  the  best   knowledge   of  the
Servicer,  threatened  against  the  Servicer,  before  any  court, regulatory  body,  administrative  agency,  or  other  tribunal  or governmental  instrumentality  (i) asserting the  invalidity of the
1990 Trust  Agreement,  this  Agreement  or any  Supplement  or the
Certificates,   (ii)   seeking  to  prevent  the  issuance  of  the
Certificates  or  the  consummation  of  any  of  the  transactions contemplated  by the 1990 Trust  Agreement,  this  Agreement or any
Supplement or the  Certificates,  (iii)  seeking any  determination or ruling that, in the reasonable  judgment of the Servicer,  would materially  and adversely  affect the  performance  by the Servicer of its obligations  under the 1990 Trust Agreement,  this Agreement or any Supplement,  (iv) seeking any  determination  or ruling that
would   materially   and   adversely   affect   the   validity   or
enforceability  of the 1990 Trust Agreement,  this Agreement or any
Supplement   or  the   Certificates,   or  (v)  seeking  to  affect
adversely  the income tax  attributes of the Master Trust under the
United States federal, Illinois, or New York income tax systems.

      (f)  No  Violation.  The  execution and delivery of this
Agreement   and   any   Supplement   and  the   Certificates,   the
performance  of the  transactions  contemplated  by this  Agreement and any  Supplement  and the  fulfillment  of the terms hereof,  do not and  will  not  conflict  with any  material  provision  of the
Certificate  of  Incorporation  or By-Laws of the Servicer,  and do
not and will not conflict  with,  violate,  result in any breach of any of the material terms and  provisions  of, or constitute  (with or  without  notice  or lapse of time or both) a  material  default
under  any  indenture,   contract,  agreement,  mortgage,  deed  of
trust,  or other  instrument to which the Servicer is a party or by
which  it  or  its  properties  is  bound,   or,  to  the  best  of
Servicer's  knowledge,  any  Requirement  of Law  applicable to the
Servicer.

           SECTION 3.04   Reports and Records for the Master  Trust
Trustee.

           (a)  Initial  Report.  Within  ten  Business  Days after
the 1990 Trust  Termination  Date,  the Servicer  shall prepare and deliver to the Seller and the  Master  Trust  Trustee an  Officer's
Certificate  substantially  in the form of Exhibit C setting forth, in  each  case  as of the  1990  Trust  Termination  Date,  (i) the aggregate  amount of Dealer Notes being  transferred  by the Seller and the 1990 Trust,  respectively,  to the Master  Trust,  (ii) the aggregate  amount of accrued  finance  charges  thereon,  (iii) the
NITC  Interest  Amount  with  respect  thereto,  (iv) the amount of funds being  transferred  by the 1990 Trust from the Spread Account
(as defined in the 1990 Trust  Agreement) to the Master Trust,  and
(v) the  aggregate  amount  of  1990  Trust  Investment  Securities being transferred by the 1990 Trust to the Master Trust.

           (b)  Monthly    Servicer    Certificates.     On    each
Determination  Date  preceding a  Distribution  Date,  the Servicer shall  forward to the  Seller,  the Master  Trust  Trustee  and the
Paying Agent a  certificate  of a Servicing  Officer  substantially in the  form set  forth in the  related  Supplement  (the  "Monthly
Servicer and  Settlement  Statement"),  which shall be  distributed as set forth in the  related  Supplement.  Prior to the 1990  Trust
Termination  Date,  the  Servicer  shall  deliver  a  copy  of  the certificate  required  pursuant  to  Section  3.04(b)  of the  1990
Trust Agreement to the Master Trust Trustee  concurrently  with the delivery of such certificate to the 1990 Trust Trustee.

           (c)  Daily  Report.   To  the  extent  required  by  any
Supplement,  on each  Business  Day, the Servicer  shall  prepare a completed  report  containing  the  information  required  in  such
Supplement.

           SECTION 3.05   Servicer  Certificate.  The Servicer will
deliver  to the  Master  Trust  Trustee,  the Seller and the Rating
Agencies,  on or about April 15 of each  calendar  year  (beginning in April  1996)  or  within  ten  Business  Days of the  Servicer's
discovery   of  a  Servicer   Termination   Event,   an   Officer's
Certificate  substantially  in the form of  Exhibit D stating  that
(a) in the  course of the  performance  by the signer of his duties as officer of the Servicer he would  normally  obtain  knowledge of any  Servicer  Termination  Event and (b)  whether he has  obtained knowledge  of any such  Servicer  Termination  Event,  and,  if so, specifying  each  such  Servicer  Termination  Event of  which  the signer  has  knowledge  and the nature  thereof.  Prior to the 1990
Trust  Termination  Date,  the Servicer shall deliver a copy of the certificate  required  pursuant  to Section  3.05 of the 1990 Trust
Agreement  to  the  Master  Trust  Trustee  concurrently  with  the delivery  of such  certificate  to the 1990 Trust  Trustee.  A copy
of  any  such   certificates   may  be  obtained  by  any  Investor
Certificateholder  by a request  in  writing  to the  Master  Trust
Trustee addressed to the Corporate Trust Office.

           SECTION 3.06   Annual  Independent  Public  Accountants'
Servicing Report.

           (a)  On  or  about  April  15  of  each  calendar  year,
beginning  in  April  1996,  the  Servicer  shall  cause  a firm of nationally  recognized  independent  public  accountants  (who  may also  render  other  services  to the  Servicer  or the  Seller) to furnish a report to the Master  Trust  Trustee,  the  Servicer  and any Special  Servicer  Agent to the effect that such firm is of the opinion that the system of internal  accounting  controls in effect
on  the  date  of  such   statement   relating  to  the   servicing
procedures  performed by the Servicer under this  Agreement,  taken as a whole,  was  sufficient  for the  prevention  and detection of errors and  irregularities  which  would be  material to the assets of the Master  Trust and that  nothing has come to their  attention that would cause them to believe that such  servicing  has not been conducted in  compliance  with  Sections  3.02 and 8.07 and Article
IV of this  Agreement,  except for such  exceptions as shall be set forth in such  report.  Prior to the 1990 Trust  Termination  Date, the Servicer shall deliver a copy of the report  required  pursuant to  Section  3.06(a)  of the 1990  Trust  Agreement  to the  Master
Trust  Trustee and any Special  Servicer  Agent  concurrently  with the  delivery of such report to the 1990 Trust  Trustee.  A copy of
any   such    reports   may   be    obtained   by   any    Investor
Certificateholder  by a request  in  writing  to the  Master  Trust
Trustee addressed to the Corporate Trust Office.

           (b)  On  or  about  April  15  of  each  calendar  year,
beginning  in  April  1996,  the  Servicer  shall  cause  a firm of nationally  recognized  independent  public  accountants  (who  may also  render  other  services  to the  Servicer  or the  Seller) to furnish a report to the Master  Trust  Trustee  to the effect  that they have  compared the  mathematical  calculations  of each amount set  forth in each of the  monthly  certificates  forwarded  by the
Servicer   pursuant  to  Section   3.04(b)   during  the  preceding
calendar  year with the  computer  reports of the Servicer and such
accountants   are  of  the  opinion   that  such   amounts  are  in
agreement,  except  for such  exceptions  as shall be set  forth in such  report.  Prior  to  the  1990  Trust  Termination  Date,  the
Servicer  shall deliver a copy of the report  required  pursuant to
Section  3.06(b) of the 1990 Trust  Agreement  to the Master  Trust
Trustee  concurrently  with the delivery of such report to the 1990
Trust  Trustee.  A copy of any such  reports may be obtained by any
Investor  Certificateholder  by a request  in writing to the Master
Trust Trustee addressed to the Corporate Trust Office.

           SECTION 3.07   Tax    Treatment.    The    Seller    has
structured  this Agreement and the Investor  Certificates  with the
intention  that  the  Investor   Certificates  will  qualify  under
applicable   federal,   state,   local  and   foreign  tax  law  as
indebtedness.  Except  to the  extent  expressly  specified  to the contrary in any Supplement,  the Seller, the Servicer,  the Holders
of  the  Master  Trust   Seller's   Certificates,   each   Investor
Certificateholder,  and each  Certificate  Owner agree to treat and to take no action  inconsistent  with the treatment of the Investor
Certificates (or beneficial  interest  therein) as indebtedness for purposes of federal,  state,  local and foreign income or franchise taxes and any other tax  imposed on or  measured  by  income.  Each
Investor   Certificateholder,   Holder   of  a   Variable   Funding
Certificate   and  the  Holders  of  the  Master   Trust   Seller's
Certificates,   by   acceptance   of  its   Certificate   and  each
Certificate  Owner,  by acquisition  of a beneficial  interest in a
Certificate,  agree to be bound by the  provision  of this  Section
3.07.  Each  Certificateholder   agrees  that  it  will  cause  any
Certificate  Owner  acquiring an interest in a Certificate  through it to comply with this  Agreement as to  treatment as  indebtedness under  applicable  tax law,  as  described  in this  Section  3.07.
Furthermore,  subject to Section  11.11,  the Master Trust  Trustee shall treat the Master Trust as a security  device only,  and shall not file tax  returns or obtain an employer  identification  number on behalf of the Master Trust.

           SECTION 3.08   Notices  by the  Servicer.  In the  event
that NFC is no longer acting as Servicer,  any  Successor  Servicer
appointed   pursuant  to  Section   10.02  shall  deliver  or  make
available  to NFC  and  the  Seller  each  certificate  and  report
required  to  be  prepared,   forwarded  or  delivered   thereafter
pursuant to this Agreement.

           SECTION 3.09   Custody  of  Dealer   Notes.   To  assure
uniform  quality  in  servicing  the  Dealer  Notes  and to  reduce
administrative   costs,   the  Master  Trust   Trustee,   upon  the
execution  and  delivery  of  the   Agreement,   hereby   revocably
appoints  the  Servicer,  and  the  Servicer  hereby  accepts  such
appointment,   in  each  case   effective  as  of  the  1990  Trust
Termination  Date,  to act as the agent of the Master Trust Trustee as custodian of the following  documents or  instruments  which are hereby  constructively  delivered to the Master Trust  Trustee with respect to each Dealer Note:

           (a)  the original of the Dealer Note;

           (b)  any  evidence  of  the  original  Dealer  Agreement
fully  executed by the Dealer that the Servicer  shall have on file in accordance with its customary procedures; and

           (c)  any and all other  documents  that the  Servicer or
the Seller shall keep on file,  in  accordance  with its  customary procedures,  relating  to a Dealer  Note,  a Dealer  or a  Financed
Vehicle.

           SECTION 3.10   Covenants of the Servicer.

           (a)  Credit  Guidelines.  Effective  on the  1990  Trust
Termination  Date,  NFC will not  change  in any  material  respect its  collection and  monitoring  policies and  procedures  from the
Credit  Guidelines if any such change might  reasonably be expected to  materially  impair the  collectability  of the Dealer  Notes or allow any other  party  providing  financing  to a Dealer to have a security  interest  in  Financed  Vehicles  which is prior to NFC's security  interest in such Financed  Vehicles,  nor will NFC change in any material  respect its current  practices with respect to the recognition  of  estimated  or actual  loss on Dealer  Notes in any manner  which might  reasonably  be  expected to affect  materially the incidence of Principal Losses.

           (b)  Casualty  Insurance.  Effective  on the 1990  Trust
Termination  Date,  if any Series  are  outstanding,  the  Servicer shall maintain  insurance  policies  insuring the Financed Vehicles related to the Dealer Notes  against  casualty  loss  substantially
similar  in  amount  and  coverage  to  those   maintained  by  the
Servicer as of the 1990 Trust Termination Date.

           (c)  Selection  of Dealer  Notes.  Effective on the 1990
Trust  Termination  Date, if the Servicer is required,  pursuant to clause (n) of the  definition  of Eligible  Dealer Note,  to select certain  Dealer  Notes from the dealer notes issued by a particular
Dealer for  transfer to the Master  Trust,  such Dealer Notes shall be  selected  in a manner  that  shall not be adverse to the rights of the Investor Certificateholders.

           (d)  Recoveries.    Effective    on   the   1990   Trust
Termination  Date,  the  Servicer  covenants  and  agrees  that any recoveries  from or with respect to Dealers  relating to a group of
Dealer Notes and dealer notes  (other than  recoveries  relating to a single  Dealer Note or dealer  note) will be  allocated  pro rata between the Master Trust and NFC based on the  principal  amount of losses  on Dealer  Notes  issued  by such  Dealer  and owned by the
Master  Trust and the  principal  amount of losses on dealer  notes issued by such  Dealer  and owned by NFC or any  other  party,  and that any such  recoveries  allocable  to the  Master  Trust will be deposited  in the  Collections  Account  and treated as Dealer Note
Collections.

                             ARTICLE IV

                  RIGHTS OF CERTIFICATEHOLDERS AND
              ALLOCATION AND APPLICATION OF COLLECTIONS

           SECTION 4.01   Rights   of    Certificateholders.    The
Investor   Certificates   shall  represent   fractional   undivided
interests  in  the  Master  Trust,  which,  with  respect  to  each
Series,  shall  consist  of the  right to  receive,  to the  extent necessary  to  make  the  required  payments  with  respect  to the
Investor  Certificates  of  such  Series  at the  times  and in the amounts  specified  in  the  related  Supplement,  the  portion  of
Collections  allocable  to  Investor   Certificateholders  of  such
Series  pursuant to this  Agreement and such  Supplement,  funds on
deposit    in    the    Collections     Account     allocable    to
Certificateholders  of such Series  pursuant to this  Agreement and such  Supplement,  funds on deposit in any related  Series  Account
and  funds   available   pursuant   to  any   related   Enhancement
(collectively,     with     respect    to    all    Series,     the
"Certificateholders'  Interest"),  it  being  understood  that  the
Investor  Certificates  of any Series or Class shall not  represent any interest in any Series Account or  Enhancement  for the benefit
of  any  other  Series  or  Class.   The  Master   Trust   Seller's
Certificates   shall  represent  the  ownership   interest  in  the
remainder  of  the  assets  of  the  Master  Trust  not   allocated
pursuant   to   this   Agreement   or   any   Supplement   to   the
Certificateholders'  Interest,  including the right to receive that portion  of  Collections  allocable  to the Master  Trust  Seller's
Certificates  and other  amounts  at the  times and in the  amounts specified in any  Supplement  to be paid to the Seller on behalf of all holders of the Master Trust  Seller's  Certificates;  provided, however,  that the Master  Trust  Seller's  Certificates  shall not represent  any  interest  in the  Collections  Account,  any Series
Account or any  Enhancement,  except as  specifically  provided  in this Agreement or any Supplement.

           SECTION 4.02   Establishment of the Collections  Account
and the Excess Funding Account.

           (a)  The Collections Account.

           (i)  The Master  Trust  Trustee,  for the benefit of the
      Certificateholders  and the other Beneficiaries,  shall cause to be  established  and  maintained in the name of the Master
      Trust,  an Eligible  Deposit  Account  bearing a  designation clearly  indicating that the funds deposited therein are held for the  benefit  of the  Certificateholders  and  the  other
      Beneficiaries  (the  "Collections  Account").  Any  funds  on deposit in the  Collections  Account,  if invested,  shall be invested  in  Eligible  Investments.  Pursuant  to  authority granted to it  pursuant  to  Section  3.01(b),  the  Servicer shall have the  revocable  power to instruct the Master Trust
      Trustee to withdraw  funds from the  Collections  Account for the  purpose  of  carrying  out the  duties  of the  Servicer
      hereunder.   The   Servicer  at  all  times  shall   maintain
      accurate   records   reflecting   each   transaction  in  the
      Collections Account.

           (ii) Funds  on  deposit  in  the   Collections   Account
      overnight  or for a  longer  period  shall  at all  times  be invested by the Master Trust Trustee in Eligible  Investments
      selected by the Servicer at the  direction of the Servicer or its agent,  subject to the  restrictions  set forth below and in  Section  4.06.  Any  Eligible  Investment  with a  stated
      maturity  shall mature no later than the  following  Transfer
      Date.  Net interest and earnings (less  investment  expenses)
      on funds  on  deposit  in the  Collections  Account  shall be included  in the  calculation  of  Investment  Income for the relevant Due Period.

           (b)  The Excess Funding Account.

           (i)  The Master  Trust  Trustee,  for the benefit of the
      Certificateholders  and the other Beneficiaries,  shall cause to be  established  and  maintained in the name of the Master
      Trust,  an Eligible  Deposit  Account  bearing a  designation clearly  indicating that the funds deposited therein are held for the  benefit  of the  Certificateholders  and  the  other
      Beneficiaries  (the "Excess  Funding  Account").  Pursuant to
      authority  granted to it  pursuant  to Section  3.01(b),  the
      Servicer  shall  have the  revocable  power to  instruct  the
      Master  Trust  Trustee  to  withdraw  funds  from the  Excess
      Funding  Account for the  purpose of carrying  out the duties of the  Servicer  hereunder.  The Servicer at all times shall maintain accurate records  reflecting each transaction in the
      Excess Funding Account.

           (ii) Funds on  deposit  in the  Excess  Funding  Account
      overnight  or for a  longer  period  shall  at all  times  be invested by the Master Trust Trustee in Eligible  Investments
      at the  direction  of the  Servicer or its agent,  subject to the  restrictions  set  forth  below  and  in  Section  4.06.
      Except as  otherwise  permitted by the Rating  Agencies  then rating the Investor  Certificates,  any Eligible  Investments
      with a  stated  maturity  shall  mature  no  later  than  the following  Transfer  Date.  Net interest  and earnings  (less investment  expenses)  on  funds  on  deposit  in the  Excess
      Funding  Account  shall be  included  in the  calculation  of
      Investment Income for the relevant Due Period.

           SECTION 4.03   Collections and Allocations.

           (a)  Deposits   to   the   Collections   Accounts.   The
Servicer or the Master  Trust  Trustee,  as the case may be,  shall deposit all  Collections  into the  Collections  Account within two
Business Days of receipt  thereof in  accordance  with this Article
IV and the  terms  of each  Supplement;  provided,  however,  that, after the 1990 Trust  Termination  Date,  Dealer  Note  Collections
shall  be  deposited  net  of  any  Dealer  Note  Collections  that
represent  Advance  Reimbursements;   and  provided  further,  that
notwithstanding  anything  to the  contrary in this  Agreement,  so long as NFC  maintains  an  acceptable  short term rating from each of the Rating Agencies  rating any  outstanding  Series of Investor
Certificates  of at  least  A-1 by  Standard  &  Poor's  and P-1 by
Moody's  (or the  equivalent  from other  Rating  Agencies)  or NFC otherwise obtains the Rating Agency  confirmation  described below, subject to any limitations in the  confirmations  described  below, the  Servicer  need not make the deposits of  Collections  into the
Collections  Account  provided in this Section 4.03, but may make a
single  deposit  into  the  Collections   Account  in  same-day  or
next-day  funds not later  than 2:00 p.m.,  New York City time,  on the  Transfer  Date in a net amount equal to the amount which would have been on  deposit  with  respect to the  immediately  preceding
Due Period in the  Collections  Account;  provided,  however,  that prior to  ceasing  daily  deposits  as  described  above the Seller
shall  have   delivered  to  the  Master  Trust   Trustee   written
confirmation  from each of the Rating  Agencies that the failure by
NFC to make  daily  deposits  will not  result  in a  reduction  or withdrawal  of the rating of any  outstanding  Series or Class.  In addition,  on each NITC  Interest  Transfer  Date  related to a Due
Period  commencing  after  the 1990  Trust  Termination  Date,  the
Servicer  shall  direct the Master Trust  Trustee to withdraw  from the  Interest  Deposit  Account  and  deposit  in  the  Collections
Account  an  amount  equal  to the  NITC  Finance  Charges  for the immediately preceding Due Period.

           (b)  Excepted  Deposits  and  Withdrawals.   Subject  to
Section  4.03(e),   but  notwithstanding   anything  else  in  this
Agreement  to  the  contrary,  with  respect  to  any  Due  Period,
(i) the  Servicer  shall only be  required  to deposit  Collections into  the  Collections  Account  up  to  the  aggregate  amount  of
Collections  required to be deposited  into each Series Account or, without  duplication,  distributed on the related Distribution Date to  Investor  Certificateholders  or to  any  Enhancement  Provider
pursuant to the terms of any  Supplement or  Enhancement  Agreement and  (ii) if  at any  time  prior  to such  Distribution  Date  the
amount  of  Collections   deposited  in  the  Collections   Account
exceeds  the amount  required  to be  deposited  pursuant to clause
(i) above,  the Servicer  shall be permitted to withdraw the excess from the Collections Account.

           (c)  Advances.  No later than the Transfer  Date related
to a Due Period  commencing after the 1990 Trust  Termination Date, the Servicer  shall  deposit any Advance for such Due Period in the
Collections Account.

           (d)  Allocation for Series.  Collections  received prior
to the 1990  Trust  Termination  Date  shall be  allocated  to each outstanding  Series  in  accordance  with the  related  Supplement.
Effective as of the 1990 Trust  Termination  Date, unless otherwise provided  in the related  Supplement,  (i) on  each  Transfer  Date
related   to  a  Due  Period   commencing   after  the  1990  Trust
Termination  Date,  the amount of Finance  Charge  Collections  for the  related  Due  Period  available  in  the  Collections  Account allocable to each Series shall be  determined  by  multiplying  the aggregate  amount of such Finance Charge  Collections by the Series
Allocation  Percentage  for such Due  Period  with  respect to such
Series,   (ii) on  each  Business  Day,  the  amount  of  Principal
Collections  available  in the  Collections  Account  allocable  to each  Series  shall be  determined  by  multiplying  the  aggregate amount  of such  Principal  Collections  by the  Series  Allocation
Percentage  for  such  Series  for the Due  Period  in  which  such
Business Day occurs,  and (iii) on  each Transfer Date related to a
Due Period  commencing after the 1990 Trust  Termination  Date, the
Dealer Note Losses for the  related  Due Period  allocable  to each
Series shall be determined by multiplying  the aggregate  amount of such  Dealer Note Losses by the Series  Allocation  Percentage  for
such Due Period with  respect to such  Series.  Effective as of the
1990 Trust  Termination  Date,  the  Servicer  shall,  prior to the close of business on the day any  Collections  are deposited in the
Collections  Account,   withdraw  the  required  amounts  from  the
Collections  Account and deposit such  amounts into the  applicable
Series  Account or the Excess  Funding  Account or pay such amounts to the Seller in  accordance  with the  provisions  of this Article
IV and any  Supplement.  As of the  1990  Trust  Termination  Date,
1990 Trust  Investment  Securities and funds on deposit in the 1990
Trust   Accounts   (other  than  the  Interest   Deposit   Account)
transferred to the Master Trust  pursuant to Section  2.02(b) shall be  allocated  among the  outstanding  Series  based on the  Series
Allocation  Percentage  for  each  such  Series  (or  as  otherwise provided  in the  related  Supplement).  Amounts  allocated  to any
Series shall not,  except as  specified in the related  Supplement, be  available  to the  Investor  Certificateholders  of  any  other
Series.  Investment  Income and other  income  from the  investment of funds on  deposit in the Series  Accounts  for any Series  shall
be   allocated   in   accordance   with  the  related   Supplement.
Allocations  within  any  Series  between  the  Certificateholders'
Interest  and the  Master  Trust  Seller's  Interest  and among the
Classes  in  any  Series   shall  be  set  forth  in  the   related
Supplement or Supplements.

           (e)  Shared  Principal  Collections.  On  each  Business
Day,  Shared  Principal  Collections  shall  be  allocated  to each outstanding  Series that so provides in the related  Supplement pro rata  based on the  Principal  Shortfall,  if any,  for  each  such
Series,  and then,  at the option of the Seller,  any remainder may be applied  as  principal  with  respect  to the  Variable  Funding
Certificates.    Thereafter,   any   remaining   Shared   Principal
Collections  shall  be  paid on such  Business  Day to the  Seller;
provided,  however,  that to the  extent  any  such  payment  would cause  the  Master  Trust  Sellers's  Interest  to be less than the
Minimum  Master  Trust  Seller's  Interest  (or,  in  the  Seller's
discretion,  a greater  amount),  the  remaining  Shared  Principal
Collections  shall be  retained in the Excess  Funding  Account and invested  in  Eligible  Investments  to  the  extent  necessary  to increase the Master Trust  Seller's  Interest to an amount equal to
(or, in the Seller's  discretion,  greater than) the Minimum Master
Trust  Seller's  Interest.  Notwithstanding  the  foregoing,  if an
Amortization  Period or an  Investment  Period has commenced and is continuing  with  respect to one or more  outstanding  Series,  any
Shared  Principal  Collections  otherwise  payable  to  the  Seller shall be  allocated  to such  Series or, if more than one Series is in  an  Amortization  Period  or an  Investment  Period,  shall  be divided  among such Series pro rata based on the Series  Allocation
Percentage for each such Series.

           (f)  Excess   Interest   Collections.   To  the   extent
provided in any Supplement,  Excess Interest  Collections  shall be allocated  to  each  outstanding  Series  that so  provides  in the related  Supplement  pro  rata  to  cover  shortfalls  (other  than
Principal  Shortfalls)  based on the relative  amounts of each such
Series'  Shortfall,  if  any,  for  each  such  Series.  Otherwise,
Excess Interest Collections will be allocated to the Seller.

           SECTION 4.04   Establishment  of  the  Interest  Funding
Account,  Series  Principal  Accounts,  Distribution  Accounts  and
Other Series Accounts.

           (a)  Interest Funding and Series Principal Accounts.

           (i) To  the  extent  provided  in  any  Supplement,  the
      Master    Trust    Trustee,    for   the   benefit   of   the
      Certificateholders   of  any  Series,   shall  establish  and
      maintain or cause to be  established  and  maintained  in the name of the Master  Trust two Eligible  Deposit  Accounts for
      each  Series (an  "Interest  Funding  Account"  and a "Series
      Principal   Account,"    respectively),    each   bearing   a
      designation  clearly  indicating  that  the  funds  deposited therein  are held for the  benefit of the  Certificateholders of such  Series.  The Master  Trust shall  possess all right, title and  interest in all funds on deposit from time to time in any  Interest  Funding  Account  and any Series  Principal
      Account and in all  proceeds  thereof.  Pursuant to authority granted to it  pursuant  to  Section  3.01(b),  the  Servicer shall have the  revocable  power to instruct the Master Trust
      Trustee to withdraw funds from any Interest  Funding  Account and any Series Principal  Account for the purpose of carrying out the duties of the  Servicer  hereunder.  The  Servicer at all times shall maintain  accurate  records  reflecting  each transaction in each Interest  Funding Account and each Series
      Principal Account.

           (ii) Funds on deposit in each Interest  Funding  Account
      and each Series Principal  Account  overnight or for a longer period  shall at all times be  invested  by the Master  Trust
      Trustee in Eligible  Investments  selected by the Servicer at the  direction of the  Servicer or its agent,  subject to the restrictions  set  forth  below  and  in  Section  4.06.  Any
      Eligible  Investment  with a stated  maturity shall mature on or prior to the date  specified  in the  related  Supplement.
      Net  interest  and  earnings  (less  investment  expenses) on funds on deposit in each  Interest  Funding  Account and each
      Series  Principal  Account,  if any,  shall be allocated  and distributed as provided in the related Supplement.

           (b)  Distribution Accounts.

           (i)  The  Servicer,  for  the  benefit  of the  Investor
      Certificateholders   of  each  Series,   shall  cause  to  be
      established  and  maintained in the name of the Master Trust, an Eligible  Deposit Account for each Series (a "Distribution
      Account") bearing a designation  clearly  indicating that the funds deposited  therein are held in trust for the benefit of the Investor  Certificateholders  of such Series.  The Master
      Trust Trustee shall possess all right,  title and interest in all funds on deposit  from time to time in each  Distribution
      Account  and  in  all  proceeds  thereof.  Each  Distribution
      Account  shall be under the sole  dominion and control of the
      Master  Trust   Trustee  for  the  benefit  of  the  Investor
      Certificateholders of the related Series.

           (ii) Funds  on  deposit  in  each  Distribution  Account
      overnight  or for a  longer  period  shall  at all  times  be invested in Eligible  Investments selected by the Servicer at the  direction of the  Servicer or its agent,  subject to the restrictions  set  forth  below  and  in  Section  4.06.  Any
      Eligible  Investment  with a stated  maturity shall mature on or prior to the date  specified  in the  related  Supplement.
      Net  interest  and  earnings  (less  investment  expenses) on funds on deposit in each Distribution  Account, if any, shall be  allocated  and  distributed  as  provided  in the related
      Supplement.

           (c)  Series  Accounts.  To the  extent  provided  in any
Supplement,  the  Master  Trust  Trustee,  for the  benefit  of the
Certificateholders  of any Series,  shall establish and maintain or cause to be  established  and  maintained in the name of the Master
Trust,  Eligible  Deposit  Accounts  bearing a designation  clearly indicating  that  the  funds  deposited  therein  are  held for the
benefit  of  the   Certificateholders  of  such  Series  (any  such
account,  together with the Interest Funding  Accounts,  the Series
Principal  Accounts  and  the  Distribution   Accounts,  a  "Series
Account").  The Master  Trust shall  possess  all right,  title and interest  in all funds on  deposit  from time to time in the Series
Accounts  and  in  all  proceeds  thereof.  Pursuant  to  authority granted to it  pursuant  to Section  3.01(b),  the  Servicer  shall have the  revocable  power to instruct the Master Trust  Trustee to withdraw  funds  from  the  Series  Accounts  for  the  purpose  of carrying  out the duties of the  Servicer  hereunder.  The Servicer
at  all  times   shall   maintain   accurate   records   reflecting
transactions in the Series Accounts.

           (d)  Administration  of the  Series  Accounts.  Funds on
deposit in the Series  Accounts  overnight  or for a longer  period shall at all times be  invested in  Eligible  Investments  selected by the  Servicer  at the  direction  of the  Servicer or its agent, subject to the  restrictions  set forth below and in Section  4.06.
Any Eligible  Investment  with a stated maturity shall mature on or prior  to  the  date  specified  in  the  related  Supplement.  Net interest  and  earnings  (less  investment  expenses)  on  funds on deposit in the Series  Accounts,  if any,  shall be  allocated  and distributed as provided in the related Supplement.

           SECTION 4.05   Servicer's      Failure      to      Give
Instructions.  If the Servicer fails to give  instructions  to make any  payment  or  deposit  required  to be  made  or  given  by the
Servicer at the time  specified in this  Agreement  (except for any payments  that may be  required  pursuant  to  Section  8.04),  the
Servicer   shall,   upon  request  of  the  Master  Trust  Trustee,
promptly  provide the Master  Trust  Trustee  with all  information necessary  to  allow  the  Master  Trust  Trustee  to  make  such a payment.

           SECTION 4.06   Perfected     Interest     in    Eligible
Investments.  The Master Trust Trustee,  acting in accordance  with instructions  from the Servicer,  shall take all actions  necessary to perfect its Security Interest in the Eligible Investments.

                              ARTICLE V

                    DISTRIBUTIONS AND REPORTS TO
                     INVESTOR CERTIFICATEHOLDERS

           Distributions  shall be made to,  and  reports  shall be
provided  to,  Certificateholders  as set  forth in the  applicable
Supplement.

                             ARTICLE VI

                      THE INVESTOR CERTIFICATES

           SECTION 6.01   The  Certificates.  Subject  to  Sections
6.10 and 6.13,  the  Investor  Certificates  of any Series or Class
may  be  issued  in  bearer  form  ("Bearer   Certificates")   with
attached   interest   coupons  and  one  or  more  special  coupons
(collectively,  the  "Coupons")  pursuant  to Section  6.13,  or in fully  registered  form  ("Registered  Certificates")  and shall be substantially  in the form of the  exhibits  with  respect  thereto attached to the applicable  Supplement.  The NFSC  Certificate will be  issued  in  registered  form,  substantially  in  the  form  of
Exhibit A,  and shall upon issue,  be executed and delivered by the
Seller  to  the  Master  Trust  Trustee  for   authentication   and
redelivery  as  provided  in  Section  6.02.  Except  as  otherwise provided in any  Supplement,  Bearer  Certificates  shall be issued in  minimum  denominations  of $5,000,  $50,000  and  $100,000  and
Registered  Certificates  shall be issued in minimum  denominations of $1,000 and in integral  multiples  of $1,000 in excess  thereof.
If specified in any  Supplement,  the Investor  Certificates of any
Series or Class shall be issued upon  initial  issuance as a single certificate  evidencing the aggregate  original principal amount of such  Series  or Class  as  described  in  Section  6.13.  The NFSC
Certificate  shall  be a single  certificate  and  shall  initially
represent  the  entire   Master  Trust   Seller's   Interest.   The
Certificates  shall be  executed  on behalf of the Seller by any of its  Chairman of the Board of  Directors,  its  President or one of
its Vice  Presidents.  The  signature  of any of these  officers on the Certificates may be manual or facsimile.

           Certificates  bearing the manual or facsimile signatures
of  individuals  who were at any time the  proper  officers  of the
Seller   shall   bind  the   Seller,   notwithstanding   that  such
individuals  or any of them have ceased to hold such offices  prior to the  authentication  and  delivery of such  Certificates  or did not hold such offices at the date of such Certificates.

           No  Certificate  shall be entitled to any benefit  under
this  Agreement or be valid or  obligatory  for any purpose  unless there appears on such  Certificate a certificate of  authentication substantially  in the form  provided  for  herein  executed  by the
Master  Trust  Trustee by manual  signature,  and such  certificate upon any  Certificate  shall be conclusive  evidence,  and the only evidence,  that such  Certificate has been duly  authenticated  and delivered  hereunder  and is  entitled  to  the  benefits  of  this
Agreement.   Bearer   Certificates   shall  be  dated  the   Series
Issuance  Date.  All  Registered   Certificates  and  Master  Trust
Seller's   Certificates   shall   be   dated   the  date  of  their
authentication.

           SECTION 6.02   Authentication   of   Certificates.   The
Master Trust  Trustee shall  authenticate  and deliver the Investor
Certificates  of  each  Series  and  Class  that  are  issued  upon original  issuance  to or upon  the  order  of the  Seller  against payment to the Seller of the purchase  price  therefor.  The Master
Trust Trustee shall  authenticate  and deliver the NFSC Certificate to the Seller  simultaneously  with its  delivery  of the  Investor
Certificates  of  the  first  Series  to be  issued  hereunder.  If specified in the related  Supplement  for any Series or Class,  the
Master Trust Trustee  shall  authenticate  and deliver  outside the
United States the Global  Certificate  that is issued upon original issuance thereof.

           SECTION 6.03   Registration  of Transfer and Exchange of
Certificates.  (a) The  Master  Trust  Trustee  shall  cause  to be kept at the office or agency to be maintained  in  accordance  with the  provisions  of  Section  11.15 a  register  (the  "Certificate
Register") in which,  subject to such reasonable  regulations as it may  prescribe,  a transfer  agent  (which  shall  initially be the
Master Trust  Trustee)  (the  "Transfer  Agent")  shall provide for
the   registration   of  the  Registered   Certificates  as  herein
provided.  The Transfer  Agent shall  initially be the Master Trust
Trustee and any co-transfer  agent and  co-registrar  chosen by the
Seller and  acceptable to the Master Trust  Trustee.  Any reference
in  this   Agreement  to  the  Transfer  Agent  shall  include  any
co-transfer  agent and  co-registrar  unless the  context  requires otherwise.

           Subject to  paragraph  (c)  below,  upon  surrender  for
registration  of  transfer  of any  Registered  Certificate  at any office  or  agency  of  the  Transfer  Agent  maintained  for  such purpose,  one or more  new  Registered  Certificates  (of the  same
Series and Class) in  authorized  denominations  of like  aggregate
fractional   undivided   interests   in   the   Certificateholders'
Interest shall be executed,  authenticated  and  delivered,  in the name of the designated transferee or transferees.

           At  the  option  of  a   Registered   Certificateholder,
Registered  Certificates  (of the same  Series  and  Class)  may be
exchanged   for  other   Registered   Certificates   of  authorized
denominations of like aggregate  fractional  undivided interests in
the   Certificateholders'   Interest,   upon   surrender   of   the
Registered  Certificates  to be  exchanged  at any such  office  or
agency;     Registered    Certificates,     including    Registered
Certificates  received in  exchange  for Bearer  Certificates,  may not be  exchanged  for  Bearer  Certificates.  At the option of the
Holder of a Bearer  Certificate,  subject  to  applicable  laws and
regulations,   Bearer  Certificates  may  be  exchanged  for  other
Bearer  Certificates  or  Registered   Certificates  (of  the  same
Series and Class) of  authorized  denominations  of like  aggregate
fractional   undivided   interests   in   the   Certificateholders'
Interest,   upon  surrender  of  the  Bearer   Certificates  to  be
exchanged  at an office or agency  of the  Transfer  Agent  located outside  the United  States.  Each Bearer  Certificate  surrendered pursuant  to this  Section  6.03 shall have  attached  thereto  all
unmatured   Coupons;   provided  that  any  Bearer  Certificate  so
surrendered  after  the  close  of  business  on  the  Record  Date preceding  the  relevant  payment date or  distribution  date after the expected  final  payment date need not have attached the Coupon relating to such payment date or  distribution  date (in each case, as specified in the applicable Supplement).

           The   preceding   provisions   of  this   Section   6.03
notwithstanding,  the Master Trust  Trustee or the Transfer  Agent,
as  the  case  may  be,  shall  not be  required  to  register  the transfer of or  exchange  any  Certificate  for a period of 15 days preceding  the  due  date  for  any  payment  with  respect  to the
Certificate.

           Whenever any Investor  Certificates  are so  surrendered
for exchange,  the Seller shall  execute,  the Master Trust Trustee shall  authenticate  and the Transfer  Agent shall  deliver (in the case  of  Bearer  Certificates,  outside  the  United  States)  the
Investor Certificates which the Investor  Certificateholder  making the  exchange is entitled to receive.  Every  Investor  Certificate presented or surrendered  for  registration of transfer or exchange shall be  accompanied  by a written  instrument  of  transfer  in a form  satisfactory  to the Master  Trust  Trustee  or the  Transfer
Agent  duly  executed  by  the  Investor  Certificateholder  or the attorney-in-fact thereof duly authorized in writing.

           No service charge shall be made for any  registration of
transfer or exchange of  Investor  Certificates,  but the  Transfer
Agent may require  payment of a sum  sufficient to cover any tax or governmental  charge  that may be  imposed in  connection  with any such transfer or exchange.

           All Investor  Certificates  (together  with any Coupons)
surrendered  for  registration  of  transfer  and  exchange  or for
payment   shall  be   canceled   and   disposed   of  in  a  manner
satisfactory  to  the  Master  Trust  Trustee.   The  Master  Trust
Trustee  shall  cancel  and may,  but  shall  not be  required  to, destroy  any  Global  Certificate  upon  its  exchange  in full for
Definitive  Euro-Certificates  and shall deliver a  certificate  of destruction  to the  Seller.  Such  certificate  shall  also  state that a certificate or  certificates  of a Foreign  Clearing  Agency to the  effect  referred  to in  Section  6.13  was  received  with respect to each  portion of the Global  Certificate  exchanged  for
Definitive Euro-Certificates.

           The  Seller  shall  execute  and  deliver  to the Master
Trust Trustee Bearer  Certificates  and Registered  Certificates in
such  amounts  and at such  times as are  necessary  to enable  the
Master  Trust  Trustee to fulfill its  responsibilities  under this
Agreement and the Certificates.

           (b)  The Transfer  Agent will maintain at its expense in
each of the Borough of  Manhattan,  The City of New York, an office or  agency  where  Investor  Certificates  may be  surrendered  for
registration   of  transfer  or   exchange   (except   that  Bearer
Certificates  may  not be  surrendered  for  exchange  at any  such office or agency in the United States).

           (c)  Registration  of transfer of Investor  Certificates
containing  a legend  relating to the  restrictions  on transfer of such  Investor  Certificates  (which  legend  shall be set forth in the  Supplement  relating to such Investor  Certificates)  shall be
effected  only  if  the   conditions   set  forth  in  the  related
Supplement  are  satisfied.   Investor   Certificates  issued  upon
registration  of transfer  of, or Investor  Certificates  issued in exchange for,  Investor  Certificates  bearing the legend set forth in the related  Supplement  shall also bear such legend  unless the
Seller,  the  Servicer,  the Master Trust  Trustee and the Transfer
Agent  receive  an  opinion  of  counsel,  satisfactory  to each of them, to the effect that such legend may be removed.

           Whenever an Investor  Certificate  containing the legend
set forth in the related  Supplement  is  presented to the Transfer
Agent for  registration  of  transfer,  the  Transfer  Agent  shall
promptly  seek  instructions  from  the  Servicer   regarding  such
transfer  and shall be entitled to receive  instructions  signed by a Servicing  Officer prior to registering  any such  transfer.  The
Servicer  hereby  agrees to indemnify  the  Transfer  Agent and the
Master  Trust  Trustee  and to hold each of them  harmless  against any loss,  liability or expense incurred without  negligence or bad faith on their part  arising out of or in  connection  with actions taken or  omitted  by them in  relation  to any  such  instructions furnished pursuant to this Section 6.03(c).

           SECTION 6.04   Mutilated,   Destroyed,  Lost  or  Stolen
Certificates.  If (a) any mutilated Certificate  (together,  in the case of Bearer  Certificates,  with all unmatured  Coupons (if any)
appertaining  thereto) is  surrendered  to the Transfer  Agent,  or the Transfer Agent  receives  evidence to its  satisfaction  of the destruction,  loss or theft of any  Certificate  and  (b) there  is delivered to the Transfer  Agent and the Master Trust  Trustee such security  or  indemnity  as may be required by them to save each of them  harmless,  then, in the absence of notice to the Master Trust
Trustee  that such  Certificate  has been  acquired  by a bona fide purchaser,  the Seller  shall  execute,  the Master  Trust  Trustee shall  authenticate  and the Transfer  Agent shall  deliver (in the case  of  Bearer  Certificates,  outside  the  United  States),  in exchange for or in lieu of any such mutilated,  destroyed,  lost or stolen  Certificate,  a new Certificate of like tenor and aggregate fractional  undivided  interest.  In  connection  with the issuance of any new  Certificate  under this Section 6.04,  the Master Trust
Trustee  or the  Transfer  Agent may  require  the  payment  by the
Certificateholder  of a sum  sufficient  to cover  any tax or other governmental  charge  that may be imposed in  relation  thereto and any other  expenses  (including the fees and expenses of the Master
Trust  Trustee  and  Transfer  Agent)  connected   therewith.   Any
duplicate  Certificate  issued  pursuant to this Section 6.04 shall constitute  complete and indefeasible  evidence of ownership in the
Master  Trust,  as if originally  issued,  whether or not the lost, stolen or destroyed Certificate shall be found at any time.

           SECTION 6.05   Persons Deemed  Owners.  The Master Trust
Trustee,  the  Transfer  Agent  and any agent of either of them may
(a) prior  to due  presentation  of a  Registered  Certificate  for registration  of  transfer,  treat the  Person or  Persons in whose name any  Registered  Certificate  is  registered  as the  owner of
such   Registered   Certificate   for  the  purpose  of   receiving
distributions  pursuant to the terms of the  applicable  Supplement and for all other  purposes  whatsoever,  and  (b) treat the bearer of a Bearer  Certificate  or  Coupon  as the  owner of such  Bearer
Certificate  or Coupon for the purpose of  receiving  distributions pursuant  to the  terms of the  applicable  Supplement  and for all other  purposes  whatsoever;  and,  in any such case,  neither  the
Master Trust  Trustee,  the Transfer  Agent nor any agent of any of
them   shall  be   affected   by  any   notice  to  the   contrary.
Notwithstanding  the foregoing,  in determining whether the holders of the  requisite  Investor  Certificates  have given any  request,
demand,   authorization,   direction,  notice,  consent  or  waiver
hereunder,  Certificates  owned by the Seller,  the  Servicer,  any other  holder  of  a  Master  Trust  Seller's  Certificate  or  any affiliate  thereof,  shall  be  disregarded  and  deemed  not to be outstanding,  except that, in determining  whether the Master Trust
Trustee  shall be  protected  in  relying  upon  any such  request, demand,  authorization,  direction, notice, consent or waiver, only
Certificates  which the Master Trust  Trustee  knows to be so owned shall be so  disregarded.  Certificates  so owned  which  have been pledged  in  good  faith  shall  not  be  disregarded  and  may  be
regarded  as  outstanding   if  the  pledgee   establishes  to  the
satisfaction  of the Master Trust  Trustee the  pledgee's  right so to act with  respect to such  Certificates  and that the pledgee is not the Seller,  the  Servicer,  any other holder of a Master Trust
Seller's Certificate or any affiliate thereof.

           SECTION 6.06   Appointment of Paying Agent.

           (a)  The  Paying  Agent  shall  make   distributions  to
Investor  Certificateholders  and shall have the revocable power to withdraw  funds for the  purpose of making  such  distributions  in
each  case  in  accordance   with  the  terms  of  the   applicable
Supplement.  The Master  Trust  Trustee  may revoke  such power and remove the Paying Agent if the Master Trust  Trustee  determines in its sole  discretion  that the Paying  Agent  shall have  failed to perform its  obligations  under this  Agreement  or the  applicable
Supplement  in  any  material  respect.   The  Paying  Agent  shall
initially  be the  1990  Trust  Trustee.  The  1990  Trust  Trustee
shall  be  permitted  to  resign  as  Paying  Agent  upon 30  days'
written  notice  to  the  Seller  and  upon  the  appointment  of a successor  to act as Paying  Agent.  For so long as the 1990  Trust
Trustee  shall act as Paying  Agent,  the  provisions  of  Sections
11.01,  11.02 and 11.03  shall  apply to the 1990 Trust  Trustee in its role as Paying Agent.

           (b)  The Master  Trust  Trustee  shall  cause any Paying
Agent  (other  than the 1990 Trust  Trustee) to execute and deliver to the Master  Trust  Trustee an  instrument  in which such  Paying
Agent shall agree with the Master  Trust  Trustee  that such Paying
Agent  will hold all sums,  if any,  held by it for  payment to the
Investor  Certificateholders  in  trust  for  the  benefit  of  the
Investor   Certificateholders  entitled  thereto  until  such  sums
shall be paid to such Certificateholders.

           SECTION 6.07   Access     to    List     of     Investor
Certificateholders'   Names  and   Addresses  .  The  Master  Trust
Trustee  will  furnish  or cause to be  furnished  by the  Transfer
Agent to the  Servicer,  the  Seller or the  Paying  Agent,  within five  Business  Days after receipt by the Master Trust Trustee of a request  therefor  from the  Servicer,  the  Seller  or the  Paying
Agent,  respectively,  in  writing,  a list  in  such  form  as the
Servicer,  the Seller or the Paying Agent may  reasonably  require, of the names and  addresses of the Investor  Certificateholders  as of the most  recent  Record Date for  payment of  distributions  to
Investor   Certificateholders.   If  three  or  more   Holders   of
Investor  Certificates (the  "Applicants")  apply in writing to the
Master  Trust  Trustee,   and  such  application  states  that  the
Applicants    desire   to    communicate    with   other   Investor
Certificateholders   with   respect  to  their  rights  under  this
Agreement  or any  Supplement  or under the  Investor  Certificates and is  accompanied  by a  copy  of the  communication  which  such
Applicants  propose to  transmit,  then the Master  Trust  Trustee, after having been  adequately  indemnified  by such  Applicants for its costs and  expenses,  shall  afford or shall cause the Transfer
Agent to afford  such  Applicants  access  during  normal  business hours to the most  recent  list of  Certificateholders  held by the
Master Trust  Trustee,  within five Business Days after the receipt of  such  application.  Such  list  shall  be as of a date  no more than 45 days  prior  to the  date of  receipt  of such  Applicant's request.

      Every   Certificateholder,   by   receiving   and  holding  a
Certificate,  agrees with the Master  Trust  Trustee  that  neither the Master  Trust  Trustee,  the Transfer  Agent,  nor any of their respective  agents  shall  be held  accountable  by  reason  of the disclosure  of any such  information  as to the names and addresses of the  Certificateholders  hereunder,  regardless  of  the  source from which such information was derived.

           SECTION 6.08   Authenticating Agent.

           (a)  The Master  Trust  Trustee  may appoint one or more
agents with respect to the  Certificates  which shall be authorized to act on behalf of the  Master  Trust  Trustee  in  authenticating
the  Certificates  in  connection  with  the  issuance,   delivery,
registration   of   transfer,   exchange   or   repayment   of  the
Certificates   (each  such  agent,  an   "Authenticating   Agent").
Wherever  reference is made in this  Agreement or any Supplement to the  authentication  of Certificates by the Master Trust Trustee or
the Master Trust  Trustee's  certificate  of  authentication,  such reference  shall be deemed to include  authentication  on behalf of
the  Master  Trust  Trustee  by  an  authenticating   agent  and  a
certificate  of  authentication  executed  on behalf of the  Master
Trust  Trustee  by an  authenticating  agent.  Each  authenticating agent must be acceptable to the Seller.

           (b)  Any institution  succeeding to the corporate agency
business  of  an  Authenticating  Agent  shall  continue  to  be an
Authenticating  Agent  without the execution or filing of any paper or any  further  act on the part of the  Master  Trust  Trustee  or such Authenticating Agent.

           (c)  An  Authenticating  Agent may at any time resign by
giving  written  notice of  resignation to the Master Trust Trustee and to  the  Seller.  The  Master  Trust  Trustee  may at any  time terminate  the agency of an  Authenticating  Agent by giving notice of  termination  to such  Authenticating  Agent and to the  Seller.
Upon  receiving  such  a  notice  of  resignation  or  upon  such a termination,  or in case at any time an Authenticating  Agent shall cease to be  acceptable  to the Master Trust Trustee or the Seller,
the  Master  Trust   Trustee   promptly  may  appoint  a  successor
Authenticating  Agent.  Any  successor  Authenticating  Agent  upon acceptance of its  appointment  hereunder  shall become vested with all the  rights,  powers and duties of its  predecessor  hereunder, with  like  effect  as if  originally  named  as an  Authenticating
Agent.  No  successor   Authenticating  Agent  shall  be  appointed
unless acceptable to the Master Trust Trustee and the Seller.

           (d)  The  Master  Trust  Trustee  agrees  to pay to each
Authenticating  Agent  from  time to time  reasonable  compensation for its  services  under this  Section  6.08 and the  Master  Trust
Trustee shall be entitled to be reimbursed  and the Servicer  shall reimburse  the Master Trust Trustee for such  payments,  subject to the provisions of Section 11.05.

           (e)  The  provisions of Section  11.01,  11.02 and 11.03
shall be applicable to any Authenticating Agent.

           (f)  Pursuant to an appointment  made under this Section
6.08, the  Certificates may have endorsed  thereon,  in lieu of the
Master  Trust   Trustee's   certificate   of   authentication,   an
alternate   certificate  of  authentication  in  substantially  the
following form:

           "This  is  one  of  the  Certificates  described  in the
Pooling and Servicing Agreement.

                          ________________________________________

                          ________________________________________
                          As  Authenticating  Agent for the  Master
                          Trust Trustee,

                          By:_____________________________________
                                    Authorized Signatory"

           SECTION 6.09   New Issuances.

           (a)  The Seller may from time to time  direct the Master
Trust  Trustee,  on behalf  of the  Master  Trust,  to issue one or
more  new   Series   of   Investor   Certificates.   The   Investor
Certificates  of  all  outstanding  Series  shall  be  equally  and ratably  entitled  as  provided  herein  to the  benefits  of  this
Agreement  without  preference,  priority  or  distinction,  all in accordance  with the terms and  provisions  of this  Agreement  and the  applicable  Supplement  except,  with respect to any Series or
Class,  as  provided  in the  related  Supplement.  If  the  Seller directs  the Master  Trust  Trustee to issue a new Series  pursuant to this  Section  6.09  prior to the 1990 Trust  Termination  Date, the Master Trust Trustee shall  (unless  otherwise  provided in the related  Supplement),  without any further  action by the Seller or any  Certificateholder,  deliver the 1990 Trust Seller  Certificate to the 1990 Trust  Trustee in  exchange  for a 1990 Trust  Investor
Certificate  and a  newly  issued  1990  Trust  Seller  Certificate
(each of which  shall be issued to the Master  Trust in  accordance with the 1990 Trust Agreement).

           (b)  On or before the Series  Issuance  Date relating to
any new  Series,  the  parties  hereto  (other  than the 1990 Trust
Trustee,  unless it has any obligations  thereunder)  shall execute and deliver a Supplement  which shall specify the  Principal  Terms of such new  Series.  The terms of such  Supplement  may  modify or amend the terms of this  Agreement  solely as  applied  to such new
Series.  The  obligation  of the Master Trust  Trustee to issue the
Investor  Certificates  of  such  new  Series  and to  execute  and deliver the related  Supplement is subject to the  satisfaction  of the following conditions:

                (i)  on or before the fifth  Business Day
           immediately   preceding  the  Series  Issuance
           Date,  the Seller  shall have given the Master
           Trust  Trustee,  the  Servicer,   each  Rating
           Agency and any Enhancement  Provider notice of
           such issuance and the Series Issuance Date;

                (ii) the Seller  shall have  delivered to
           the   Master   Trust   Trustee   the   related
           Supplement,   in  form   satisfactory  to  the
           Master Trust  Trustee,  executed by each party
           hereto  other  than the Master  Trust  Trustee
           and the 1990 Trust Trustee;

                (iii) the  Seller  shall  have  delivered
           to  the  Master  Trust   Trustee  any  related
           Enhancement  Agreement executed by each of the
           parties  thereto,  other than the Master Trust
           Trustee;

                (iv) the Rating  Agency  Condition  shall
           have  been  satisfied  with  respect  to  such
           issuance;

                (v)  such  issuance  shall not  result in
           the occurrence of an Early  Amortization Event
           and the  Seller  shall have  delivered  to the
           Master  Trust  Trustee  and  any   Enhancement
           Provider a certificate  of a Vice President or
           more   senior   officer,   dated  the   Series
           Issuance  Date,  to the effect that the Seller
           reasonably  believes  that such  issuance will
           not  result  in  the  occurrence  of an  Early
           Amortization   Event  and  is  not  reasonably
           expected  to  result in the  occurrence  of an
           Early  Amortization  Event  at any time in the
           future;

                (vi) the Seller  shall have  delivered to
           the Master Trust  Trustee and any  Enhancement
           Provider  a Tax  Opinion  and  an  opinion  of
           counsel that the Investor  Certificates of the
           new Series  will be  characterized  as debt or
           as  a  partnership  interest  (other  than  an
           interest  in a publicly  traded  partnership),
           in each case,  dated the Series Issuance Date,
           with respect to such issuance; and

                (vii)if such  issuance  is to occur prior
           to  the  1990  Trust   Termination  Date,  the
           Master   Trust   Trustee   shall,   except  as
           otherwise  provided  in any  Supplement,  have
           received a newly  issued  1990 Trust  Investor
           Certificate     and    1990    Trust    Seller
           Certificate,  each  of  which  are  in a  form
           satisfactory to the Master Trust Trustee; and

                (viii)    the   amount   of  the   Master
           Trust  Seller's  Interest  shall  not be  less
           than  the  Minimum   Master   Trust   Seller's
           Interest as of such date after  giving  effect
           to such issuance and any Prefunding.

Upon  satisfaction  of  the  above  conditions,  the  Master  Trust
Trustee  shall execute the  Supplement  and issue to the Seller the
Investor  Certificates  of such Series for execution and redelivery to the Master Trust Trustee for authentication.

           (c)  The Seller may  surrender the NFSC  Certificate  to
the  Master  Trust  Trustee in  exchange  for a newly  issued  NFSC
Certificate   and   a   second    certificate   (a    "Supplemental
Certificate"),   the  terms  of  which   shall  be   defined  in  a
Supplement to this  Agreement  (which  Supplement  shall be subject to Section  13.01 to the extent  that it amends any of the terms of this  Agreement),  to be  delivered  to or upon  the  order  of the
Seller (or the holder of a  Supplemental  Certificate,  in the case of the  transfer or exchange  thereof,  as  provided  below),  upon satisfaction of the following conditions:

                (i)  the Rating  Agency  Condition  shall
           have  been  satisfied  with  respect  to  such
           exchange  (or transfer or exchange as provided
           below); and

                (ii) the Seller  shall have  delivered to
           the Master Trust  Trustee and any  Enhancement
           Provider  a Tax  Opinion,  dated  the  date of
           such  exchange  (or  transfer  or  exchange as
           provided below), with respect thereto.

The NFSC  Certificate  shall at all times be beneficially  owned by the Seller;  provided,  however,  NFSC may transfer,  assign, sell, exchange or otherwise  convey or pledge,  hypothecate  or otherwise grant a security  interest  (subject to Section  7.06(b) hereof) in any portion of the Master Trust  Seller's  Interest  represented by the  NFSC  Certificate  so  long as (x) the  agreements  and  other documentation  relating  to any such  transfer,  assignment,  sale,
exchange,   conveyance,   pledge,   hypothecation   or  grant   are
consistent  with the terms hereof,  are subject to all terms hereof and do not require  any action  prohibited  or prohibit  any action required  on the part of the  Servicer,  the  Seller or the  Master
Trust  Trustee  by the  terms of this  Agreement  or  necessary  to protect the  interests of the Investor  Certificateholders  and (y)
NFSC shall have  provided  notice  thereof to the Rating  Agencies.
Any  Supplemental  Certificate may be transferred or exchanged only upon  satisfaction  of the  conditions set forth in clauses (i) and
(ii) of this Section 6.09(c).

           SECTION 6.10   Book-Entry      Certificates.      Unless
otherwise  specified  in the related  Supplement  for any Series or
Class, the Investor  Certificates,  upon original  issuance,  shall
be  issued  in  the  form  of  several   typewritten   Certificates
representing  the Book-Entry  Certificates,  to be delivered to The
Depository Trust Company,  the initial  Clearing Agency,  by, or on
the  behalf  of,  the  Seller.  The  Investor   Certificates  shall
initially be  registered  on the  Certificate  Register in the name of  CEDE &  Co.,  the  nominee  of  the  Clearing  Agency,  and  no
Certificate   Owner   will   receive   a   definitive   certificate
representing  such  Certificate  Owner's  interest in the  Investor
Certificates,  except as  provided  in  Section  6.12.  Unless  and
until   definitive,    fully   registered   Investor   Certificates
("Definitive   Certificates")   have  been  issued  to  Certificate
Owners pursuant to Section 6.12:

          (i)   the  provisions  of this  Section  6.10 shall be in
full force and effect;

          (ii)  the  Seller,  the  Servicer  and the  Master  Trust
      Trustee  may  deal  with  the  Clearing   Agency  or  Foreign
      Clearing   Agency   and  the   applicable   Clearing   Agency
      Participants  for  all  purposes  (including  the  making  of
      distributions   on   the   Investor   Certificates)   as  the
      authorized representatives of the Certificate Owners;

         (iii)  to the extent that the  provisions  of this Section
      6.10  conflict with any other  provisions of this  Agreement, the provisions of this Section 6.10 shall control; and

          (iv)  the   rights  of   Certificate   Owners   shall  be
      exercised  only  through  the  Clearing   Agency  or  Foreign
      Clearing   Agency   and  the   applicable   Clearing   Agency
      Participants  and shall be  limited to those  established  by law and agreements  between such  Certificate  Owners and the
      Clearing  Agency  or  Foreign   Clearing  Agency  and/or  the
      applicable  Clearing  Agency  Participants.  Pursuant  to the
      Depository    Agreement,    unless   and   until   Definitive
      Certificates   are  issued  pursuant  to  Section  6.12,  the
      initial Clearing Agency will make book-entry  transfers among the  Clearing  Agency  Participants  and receive and transmit distributions  of  principal  and  interest  on the  Investor
      Certificates to such Clearing Agency  Participants.  Anything herein to the  contrary  notwithstanding,  the  rights of any
      Certificate  Owner to receive  principal  and  interest  with respect to any Investor  Certificate may be transferred  only by registering the new  Certificate  Owner on the Certificate
      Register kept by the Clearing  Agency,  and any such transfer is required to be reflected on the Certificate Register.

           SECTION 6.11   Notices  to  Clearing  Agency.   Whenever
notice  or  other  communication  to  the   Certificateholders   is
required  under this  Agreement or a  Supplement,  unless and until
Definitive  Certificates  shall  have been  issued  to  Certificate
Owners  pursuant to Section  6.12,  the Master Trust  Trustee shall give all such  notices and  communications  specified  herein to be given to  Investor  Certificateholders  to the  Clearing  Agency or
the Foreign Clearing Agency.

           SECTION 6.12   Definitive  Certificates.  If  Book-Entry
Certificates  have been issued with  respect to any Series or Class and  (a) the  Seller  advises  the Master  Trust  Trustee  that the
Clearing  Agency or Foreign  Clearing  Agency is no longer  willing or  able to  discharge  properly  its  responsibilities  under  the
Depository  Agreement  with respect to such Series or Class and the
Master  Trust   Trustee  or  the  Seller  is  unable  to  locate  a
qualified  successor,  (b) the Seller,  at its option,  advises the
Master Trust  Trustee that it elects to  terminate  the  book-entry system with  respect to such Series or Class  through the  Clearing
Agency or Foreign  Clearing  Agency or (c) after the  occurrence of a  Servicer  Termination  Event,  Certificate  Owners of any Series
representing  beneficial  interests  aggregating  not  less  than a majority  of  the  outstanding  Series  Invested  Amount  for  such
Series advise the Master Trust  Trustee and the Clearing  Agency or
Foreign  Clearing  Agency  through the applicable  Clearing  Agency
Participants  in  writing  that the  continuation  of a  book-entry system through the applicable  Clearing Agency or Foreign  Clearing
Agency  is no  longer  in the  best  interests  of the  Certificate
Owners,   then  the  Master   Trust   Trustee   shall   notify  all
Certificate   Owners  of  such  Series,   through  the   applicable
Clearing Agency or Foreign  Clearing  Agency,  of the occurrence of any such event and of the  availability of Definitive  Certificates to  Certificate  Owners of such Series  requesting  the same.  Upon
surrender   to  the   Master   Trust   Trustee   of  the   Investor
Certificates  by the Clearing  Agency or Foreign  Clearing  Agency,
accompanied  by  registration   instructions  from  the  applicable
Clearing Agency or Foreign  Clearing Agency for  registration,  the
Master Trust Trustee  shall issue the  Definitive  Certificates  of such  Series.  Neither  the  Seller nor the  Master  Trust  Trustee
shall be liable  for any  delay in  delivery  of such  instructions and may  conclusively  rely on, and shall be  protected  in relying
on,   such   instructions.   Upon  the   issuance   of   Definitive
Certificates all references  herein to obligations  imposed upon or to be  performed  by the  applicable  Clearing  Agency  or  Foreign
Clearing  Agency shall be deemed to be imposed  upon and  performed by  the  Master  Trust  Trustee,  to  the  extent  applicable  with respect  to such  Definitive  Certificates  of such  Series and the
Master  Trust   Trustee   shall   recognize   the  Holders  of  the
Definitive  Certificates  of such Series as  Certificateholders  of such Series hereunder.

           SECTION 6.13   Global   Certificate;    Exchange   Date.
(a) If  specified  in the  related  Supplement  for any  Series  or
Class,  the Investor  Certificates  will initially be issued in the
form  of  a  single  temporary  global   Certificate  (the  "Global
Certificate")  in bearer form,  without  interest  coupons,  in the denomination  of the  entire  aggregate  principal  amount  of such
Series  or Class  and  substantially  in the form set  forth in the exhibit with respect  thereto  attached to the related  Supplement.
The Global  Certificate  will be  authenticated by the Master Trust
Trustee  upon  the  same  conditions,  in  substantially  the  same manner  and with the same  effect as the  Definitive  Certificates.
The Global  Certificate  may be exchanged  as  described  below for
Bearer  or  Registered   Certificates   in  definitive   form  (the
"Definitive Euro-Certificates").

           (b)  The Manager shall,  upon its  determination  of the
date  of   completion   of  the   distribution   of  the   Investor
Certificates  of such Series or Class,  so advise the Master  Trust
Trustee,  the  Seller,  the  Common  Depository,  and each  Foreign
Clearing Agency forthwith.  Without  unnecessary  delay, but in any event not prior to the Exchange  Date,  the Seller will execute and deliver to the  Master  Trust  Trustee at its London  office or its designated  agent  outside  the  United  States  definitive  Bearer
Certificates in an aggregate  principal  amount equal to the entire aggregate  principal  amount of such  Series or Class.  All  Bearer
Certificates  so issued and delivered  will have Coupons  attached.
The Global  Certificate  may be  exchanged  for an equal  aggregate principal amount of Definitive  Euro-Certificates  only on or after the  Exchange  Date.  A United  States  institutional  investor may exchange the portion of the Global  Certificate  beneficially owned by it only for an equal  aggregate  principal  amount of Registered
Certificates  bearing the  applicable  legend set forth in the form of Registered  Certificate  attached to the related  Supplement and having  a  minimum  denomination  of  $500,000,  which  may  be  in temporary  form if the Seller so  elects.  The Seller may waive the
$500,000  minimum  denomination  requirement if it so elects.  Upon
any  demand  for  exchange  for  Definitive   Euro-Certificates  in
accordance with this  paragraph,  the Seller shall cause the Master
Trust   Trustee  to   authenticate   and  deliver  the   Definitive
Euro-Certificates  to the Holder  (x) outside the United States, in
the  case  of  Bearer   Certificates,   and  (y) according  to  the
instructions   of  the   Holder,   in  the   case   of   Registered
Certificates,  but in either case only upon  representation  to the
Master Trust Trustee of a written  statement  substantially  in the form  of  Exhibit E  with  respect  to the  Global  Certificate  or portion  thereof  being  exchanged,  signed by a  Foreign  Clearing
Agency and dated on the  Exchange  Date or a  subsequent  date,  to the effect  that it has  received  in writing or by tested  telex a certification  substantially  in the  form of  (i) in  the  case of beneficial  ownership  of  the  Global  Certificate  or  a  portion thereof being exchanged by a United States  institutional  investor pursuant to the second preceding  sentence,  the certificate in the form of  Exhibit F  signed by the Manager  which sold the  relevant
Certificates  or (ii) in all other cases,  the  certificate  in the form of  Exhibit  G, the  certificate  referred  to in this  clause
(ii) being  dated on the  earlier  of the first  actual  payment of interest  in  respect  of such  Certificates  and  the  date of the delivery of such  Certificate in definitive  form.  Upon receipt of such  certification,  the  Master  Trust  Trustee  shall  cause the
Global  Certificate  to be endorsed in  accordance  with  paragraph
(d) below.  Any  exchange as provided  in this  Section  6.13 shall be made free of charge to the  holders  and the  beneficial  owners of the  Global  Certificate  and to the  beneficial  owners  of the
Definitive  Euro-Certificates  issued in  exchange,  except  that a person receiving  Definitive  Euro-Certificates  must bear the cost of  insurance,  postage,  transportation  and the like in the event
that   such    Person   does   not    receive    such    Definitive
Euro-Certificates  in person at the  offices of a Foreign  Clearing
Agency.

           (c)  The  delivery  to the  Master  Trust  Trustee  by a
Foreign  Clearing  Agency  of any  written  statement  referred  to above  may be  relied  upon  by the  Seller  and the  Master  Trust
Trustee as conclusive  evidence that a corresponding  certification or  certifications  has or have  been  delivered  to  such  Foreign
Clearing Agency pursuant to the terms of this Agreement.

           (d)  Upon any such  exchange  of all or a portion of the
Global   Certificate   for   a   Definitive   Euro-Certificate   or
Certificates,  such Global  Certificate  shall be endorsed by or on behalf of the Master  Trust  Trustee to reflect  the  reduction  of
its   principal   amount  by  an  amount  equal  to  the  aggregate
principal   amount   of   such   Definitive   Euro-Certificate   or
Certificates.   Until   so   exchanged   in   full,   such   Global
Certificate  shall  in  all  respects,  be  entitled  to  the  same benefits  under  this  Agreement  as  Definitive  Euro-Certificates authenticated  and delivered  hereunder  except that the beneficial owners  of  such  Global  Certificate  shall  not  be  entitled  to receive  payments of interest on the  Certificates  until they have exchanged  their  beneficial  interests in such Global  Certificate for Definitive Euro-Certificates.

                             ARTICLE VII

                OTHER MATTERS RELATING TO THE SELLER

           SECTION 7.01   Liability  of Seller.  The  Seller  shall
be  liable  in  accordance  herewith  only  to  the  extent  of the
obligations   specifically   undertaken   by  the  Seller  in  such
capacity herein.

           SECTION 7.02   Merger    or    Consolidation    of,   or
Assumption of the Obligations of, the Seller.

           (a)  Nothing  in  this   Agreement   shall  prevent  any
consolidation  or  merger  of the  Seller  with or into  any  other
corporation,   or  any   consolidation   or  merger  of  any  other
corporation  with or into the  Seller,  or any sale or  transfer of all or  substantially  all of the property and assets of the Seller to any other  corporation  lawfully  entitled  to acquire the same;
provided that so long as Certificates  are  outstanding  hereunder, the  Seller  covenants  and  agrees  that any  such  consolidation, merger,  sale or transfer  shall be upon the condition that the due
and  punctual   performance   and  observance  of  all  the  terms,
covenants  and   conditions  of  this   Agreement  to  be  kept  or
performed  by  the  Seller  shall,  by  an  agreement  supplemental hereto,  executed and  delivered to the Master Trust  Trustee,  the
Servicer and, if  applicable,  the 1990 Trust  Trustee,  be assumed by  the  corporation  (if  other  than  the  Seller)  formed  by or resulting  from any such  consolidation  or merger,  or which shall have  received  the  transfer  of all or  substantially  all of the property  and assets of the Seller,  just as fully and  effectually as if such  successor  corporation  had been the original  party of the  first  part  hereto;  and in the  event  of any  such  sale or transfer  the  predecessor  Seller may be  dissolved,  wound up and liquidated at any time thereafter;  and further  provided,  that so
long  as  Certificates  are  outstanding   hereunder,   the  Seller
covenants  and  agrees  that  it  will  not   consummate  any  such
consolidation,  merger,  sale or transfer  until the Rating  Agency
Condition  is  satisfied.  The  Seller  shall  also  deliver to the
Master  Trust  Trustee an Officer's  Certificate  and an Opinion of
Counsel each stating that such  consolidation,  merger,  conveyance or  transfer  and  such  supplemental  agreement  is  a  valid  and binding  obligation of such surviving entity,  enforceable  against such entity in accordance with its terms.

           (b)  The  obligations of the Seller  hereunder shall not
be assignable,  nor shall any Person succeed to the  obligations of the Seller  hereunder,  except in each case in accordance  with the provisions of the foregoing paragraph.

           SECTION 7.03   Limitation   on   Liability   of  Certain
Persons.  No recourse  under or upon any  obligation or covenant of this  Agreement,  or of any  Certificate,  or for any  claim  based thereon or otherwise in respect  thereof,  shall be had against any incorporator,  stockholder,  officer or  director,  as such,  past, present or future,  of the Seller or of any successor  corporation, either  directly  or  indirectly  through  the  Seller,  whether by virtue  of any  constitution,  statute  or rule  of law,  or by the enforcement  of any  assessment or penalty or  otherwise;  it being expressly  understood  that this  Agreement and the  obligations of the  Seller  hereunder  are  solely  corporate  obligations  of the
Seller,  and that no such personal  liability whatever shall attach
to,   or  is  or   shall   be   incurred   by  the   incorporators,
stockholders,  officers or directors,  as such, of the Seller or of any successor  corporation,  or any of them,  under or by reason of the  obligations  or  covenants  of the  Seller  contained  in this
Agreement or in any of the Certificates or implied  therefrom;  and that any and all such personal  liability,  either at common law or in equity or by constitution  or statute,  of, and any and all such rights and claims against,  every such  incorporator,  stockholder,
officer  or  director,   as  such,   under  or  by  reason  of  the
obligations   or  covenants   of  the  Seller   contained  in  this
Agreement or in any of the Certificates or implied  therefrom,  are hereby  expressly  waived and released as a condition  of, and as a consideration  for, the  execution of this  Agreement and the issue of such  Certificates.  The Seller and any  director  or officer or employee  or agent  of the  Seller  may  rely in good  faith on any document of any kind prima facie  properly  executed and  submitted by any Person respecting any matters arising hereunder.

           SECTION 7.04   Seller   Indemnification  of  the  Master
Trust  and the  Master  Trust  Trustee.  The  Seller  agrees  to be liable,  directly to the injured  party,  for the entire  amount of any  losses,  claims,  damages  or  liabilities  (other  than those incurred by an Investor  Certificateholder  in the  capacity of any investor  in the  Investor  Certificates  or those which arise from any action by any  Investor  Certificateholder)  arising  out of or based on the  arrangement  created by this Agreement (to the extent
Master    Trust    assets     remaining    after    the    Investor
Certificateholders  have been paid in full are  insufficient to pay such losses,  claims,  damages or  liabilities)  and the actions of the  Servicer  taken  pursuant  thereto  as though  this  Agreement created a partnership  under the Illinois  Uniform  Partnership Act in which the  Seller  was a  general  partner;  provided,  however, that  the  Seller  shall  not  indemnify  the  Master  Trust or the
Investor   Certificateholders   for  any   liabilities,   costs  or
expenses of the Master  Trust with  respect to any action  taken by
the  Master   Trust   Trustee  at  the  request  of  the   Investor
Certificateholders;  provided,  further,  that the Seller shall not indemnify  the Master  Trust or the Master  Trust  Trustee  for any
liability,  costs or  expenses  of the  Master  Trust or the Master
Trust  Trustee  resulting  from  the  Master  Trust  Trustee's  own negligent  action,  its  own  negligent  failure  to act or its own misconduct  (subject to the  provisions of Section  11.01(c));  and
provided,   further,  that  the  Seller  shall  not  indemnify  the
Investor  Certificateholders  with respect to any federal, state or local  income or  franchise  taxes (or any  interest  or  penalties
with  respect  thereto)   required  to  be  paid  by  the  Investor
Certificateholders   in   connection   herewith   to   any   taxing
authority,  which  taxes  shall  be  the  sole  obligation  of  the
Investor  Certificateholders.  Any such indemnification  shall only be  from  assets  of  the  Seller,  shall  be  subordinate  to  the security  interest  of the  Master  Trust in the  Dealer  Notes and shall  not  constitute  a claim  against  the  Seller  in excess of assets  of the  Seller  available  to pay such  claim in the  event such assets are  insufficient to pay the full amount  otherwise due under  this  Section  7.04.  In the event of the  appointment  of a
Successor  Servicer,  the  Successor  Servicer  will  (from its own assets and not from the assets of the Master  Trust)  indemnify and hold  harmless  the Seller  against  and from any  losses,  claims, damages  and  liabilities  of  the  Seller  as  described  in  this
Section  arising from the actions or  omissions  of such  Successor
Servicer.  The  provisions  of this Section 7.04 shall  survive the termination  of  this  Agreement  and  the  Master  Trust  and  the resignation or removal of the Master Trust Trustee.

      SECTION 7.05   Seller  Authorized to File Reports Pursuant to
Securities  Exchange  Act. The Seller is hereby  authorized  by the
Master  Trust  Trustee  to file on behalf of the  Master  Trust all reports  required  to be filed  with the  Securities  and  Exchange
Commission or any exchange or  association  of  securities  dealers pursuant to the  Securities  Exchange Act of 1934,  as amended,  or any rules or regulations thereunder.

      SECTION 7.06   Other  Indebtedness.   The  Seller  shall  not
incur any  indebtedness  for borrowed  money, or assume or guaranty any indebtedness of any other Person,  other than  (a) indebtedness
incurred    in    connection     with    Investor     Certificates,
(b) indebtedness  incurred in connection  with the  acquisition  of
Dealer Notes and assets related  thereto or otherwise  permitted by this Agreement,  the 1990 Trust  Agreement or the other  agreements contemplated  hereby or  thereby,  (c) additional  indebtedness  to
NFC (i) where NFC has delivered to the Seller an  undertaking  that it  will  not  institute  against,  or join  any  other  Person  in instituting  against,  the Seller any  bankruptcy,  reorganization,
arrangement,   insolvency  or   liquidation   proceeding  or  other
proceeding  under any federal or state  bankruptcy  or similar law, for at least one year after all Investor  Certificates  are paid in full,  (ii) that does not  constitute a claim against the Seller in the event  that the  Seller's  assets  are  insufficient  to pay in full such obligations,  (iii) is nonrecourse  against any assets of
the  Seller   other  than  the  assets   pledged  to  secure   such
additional   debt,   and  (iv)  which,   if  secured  by  the  NFSC
Certificate,  is fully  subordinated to the Investor  Certificates, and (d) other  indebtedness  not  exceeding  $9,000 in any calendar year for reasonable and customary  operating  expenses,  unless the
Rating  Agency  Condition  shall have been  satisfied  prior to the incurrence or issuance thereof.

      SECTION 7.07   Corporate  Actions;  Amendment of  Certificate
of Incorporation.

            (a) So   long   as  any   Investor   Certificates   are
outstanding,   the   Seller's   board  of   directors   will   hold
appropriate  meetings  or will take  appropriate  action by written consent in accordance with  applicable  state laws to authorize all of the Seller's corporate actions.

           (b)  Prior to the first  Distribution Date following the
1990 Trust  Termination  Date,  the Seller  will amend and  restate its  Certificate  of  Incorporation  so that  such  Certificate  of
Incorporation,  as amended and restated,  shall read  substantially as set forth in Exhibit I (together  with any changes  thereon with respect  to which  the  Rating  Agency  Condition  shall  have been
satisfied),   and   the   Certificateholders,    by   accepting   a
Certificate,  shall be deemed to have  consented to such  amendment and restatement.

           (c)  Prior to the first  Distribution Date following the
1990 Trust  Termination  Date,  the Seller  and the  Servicer  will amend and restate their Master  Revolving  Credit Agreement so that such Amended and Restated Master  Revolving  Credit Agreement shall read  substantially  as set forth on Exhibit J  (together  with any changes  thereon with respect to which the Rating Agency  Condition shall have been satisfied).

                            ARTICLE VIII

               OTHER MATTERS RELATING TO THE SERVICER

           SECTION 8.01   Servicer  Liability.  The Servicer  shall
be  liable  in  accordance  herewith  only  to  the  extent  of the
obligations   specifically  undertaken  by  the  Servicer  in  such
capacity herein.

           SECTION 8.02   Merger    or    Consolidation    of,   or
Assumption of the  Obligations  of, the  Servicer.  Nothing in this
Agreement  shall  prevent  any   consolidation  or  merger  of  the
Servicer with or into any other  corporation,  or any consolidation or merger of any other  corporation  with or into the Servicer,  or any sale or transfer of all or  substantially  all of the  property and  assets  of the  Servicer  to any  other  corporation  lawfully entitled to acquire the same; provided,  however,  that, so long as
Certificates  are  outstanding  hereunder,  the Servicer  covenants and agrees that any such  consolidation,  merger,  sale or transfer shall be upon the condition  that the due and punctual  performance and  observance of all the terms,  covenants and conditions of this
Agreement  to be kept or performed  by the  Servicer  shall,  by an agreement  supplemental  hereto,  executed  and  delivered  to  the
Master Trust  Trustee,  the Servicer and, if  applicable,  the 1990
Trust  Trustee,  be assumed by the  corporation  (if other than the
Servicer)  formed by or resulting  from any such  consolidation  or merger,  or  which  shall  have  received  the  transfer  of all or substantially  all of the  property  and  assets  of the  Servicer, just as fully  and  effectually  as if such  successor  corporation had been the original  party of the first part  hereto;  and in the event of any such sale or transfer  the  predecessor  Servicer  may be  dissolved,  wound up and  liquidated  at any  time  thereafter.
The  Servicer  shall also  deliver to the Master  Trust  Trustee an
Officer's  Certificate  and an Opinion of Counsel each stating that
such  consolidation,   merger,  conveyance  or  transfer  and  such
supplemental  agreement is a valid and binding  obligation  of such surviving  entity,  enforceable  against such entity in  accordance with its  terms.  The  Servicer  shall  deliver  notice of any such consolidation, merger, sale or transfer to each Rating Agency.

           SECTION 8.03   Limitation  on  Liability of the Servicer
and Others.  No recourse  under or upon any  obligation or covenant of this Agreement,  or of any  Certificate,  or for any claim based thereon or otherwise in respect  thereof,  shall be had against any incorporator,  shareholder,  officer or  director,  as such,  past,
present  or  future,   of  the   Servicer   or  of  any   successor
corporation,  either  directly or through the Servicer,  whether by virtue  of any  constitution,  statute  or rule  of law,  or by the enforcement  of any  assessment or penalty or  otherwise;  it being expressly  understood  that this  Agreement and the  obligations of the Servicer  hereunder  are solely  corporate  obligations  of the
Servicer,  and  that  no such  personal  liability  whatever  shall attach  to,  or is or  shall  be  incurred  by  the  incorporators, shareholders,  officers or  directors,  as such, of the Servicer or of any successor  corporation,  or any of them,  under or by reason of the  obligations or covenants of the Servicer  contained in this
Agreement or in any of the Certificates or implied  therefrom;  and that any and all such personal  liability,  either at common law or in equity or by constitution  or statute,  of, and any and all such rights and claims against,  every such  incorporator,  shareholder, officer  or  director,  as such,  because  of the  creation  of the indebtedness  hereby  authorized,  or  under  or by  reason  of the
obligations  or  covenants  of  the  Servicer   contained  in  this
Agreement or in any of the Certificates or implied  therefrom,  are hereby  expressly  waived and released as a condition  of, and as a consideration  for, the  execution of this  Agreement and the issue of such  Certificates.  The  Servicer  and any  director or officer or  employee  or agent of the  Servicer  may rely in good  faith on any  document  of  any  kind  prima  facie  properly  executed  and
submitted   by  any   Person   respecting   any   matters   arising
hereunder.  The  Servicer  shall  not be under  any  obligation  to appear  in,  prosecute  or  defend  any legal  action  which is not
incidental   to  its  duties  to  service   the  Dealer   Notes  in
accordance  with this  Agreement  which in its  reasonable  opinion may involve it in any expense or liability.

           SECTION 8.04   Indemnification  of the Master  Trust and
the Master Trust  Trustee.  NFC, as Servicer,  shall  indemnify and hold  harmless the Master  Trust and the Master Trust  Trustee from
and  against  any  loss,  liability,   expense,  damage  or  injury
suffered or sustained  by reason of any acts,  omissions or alleged acts or  omissions  arising out of  activities  of the Master Trust or the Master Trust Trustee  pursuant to this Agreement,  including but not  limited to any  judgment,  award,  settlement,  reasonable
attorneys'   fees  and  other   costs  or   expenses   incurred  in
connection  with the  defense of any actual or  threatened  action,
proceeding  or  claim;  provided,   however,  that  NFC  shall  not
indemnify the Master Trust or the Investor  Certificateholders  for
any  liabilities,  costs  or  expenses  of the  Master  Trust  with respect to any  action  taken by the  Master  Trust  Trustee at the request  of the  Investor  Certificateholders;  provided,  further, that NFC shall not  indemnify  the Master Trust or the Master Trust
Trustee for any  liability,  costs or expenses of the Master  Trust or the  Master  Trust  Trustee  resulting  from  the  Master  Trust
Trustee's own negligent  action,  its own negligent  failure to act or its  own  misconduct  (subject  to  the  provisions  of  Section
11.01(c));  provided,  further,  that NFC shall not  indemnify  the
Master Trust or the Master Trust Trustee for any  liability,  costs or  expenses  of the  Master  Trust  or the  Master  Trust  Trustee
resulting from the negligent  action,  negligent  failure to act or misconduct of any Successor Servicer;  and provided,  further, that
NFC  shall  not   indemnify   the  Master  Trust  or  the  Investor
Certificateholders  with  respect  to any  federal,  state or local income  or  franchise  taxes (or any  interest  or  penalties  with respect  thereto)  required  to be paid by the Master  Trust or the
Investor  Certificateholders  in connection  herewith to any taxing authority,  which taxes shall be the sole  obligation of the Master
Trust or the Investor  Certificateholders.  The  provisions of this
Section 8.04 shall survive the  termination  of this  Agreement and the  Master  Trust and the  resignation  or  removal  of the Master
Trust Trustee.

           SECTION 8.05   Servicer   Resignation.    The   Servicer
shall not resign from the  obligations  and duties  hereby  imposed on it except upon  determination  that (i) the  performance  of its duties  hereunder is no longer  permissible  under  applicable  law and (ii) there is no  reasonable  action which the  Servicer  could take to make the  performance of its duties  hereunder  permissible
under  applicable  law.  Any  such  determination   permitting  the
resignation  of the  Servicer  shall be  evidenced as to clause (i)
above by an  Opinion of Counsel  to such  effect  delivered  to the
Master   Trust   Trustee.   No  such   resignations   shall  become
effective  until the Master Trust  Trustee or a Successor  Servicer shall have  assumed the  responsibilities  and  obligations  of the
Servicer in accordance with Section 10.02.

           SECTION 8.06   Access  to  Certain   Documentation   and
Information   Regarding  the  Dealer  Notes.   The  Servicer  shall
provide to the Master  Trust  Trustee  access to the  documentation regarding  the Dealer  Notes,  such access being  afforded  without charge but only (i) upon  reasonable  request,  (ii) during  normal business  hours,  (iii) subject to the Servicer's  normal  security and  confidentiality  procedures and (iv) at offices  designated by the  Servicer.  Nothing in this  Section 8.06 shall  derogate  from the  obligation  of the  Seller,  the Master  Trust  Trustee or the
Servicer to observe any  applicable law  prohibiting  disclosure of information  regarding  the Dealers and the failure of the Servicer to provide  access as provided in this  Section 8.06 as a result of such  obligation  shall not  constitute  a breach  of this  Section
8.06.

           SECTION 8.07   Delegation  of  Duties.  In the  ordinary
course of business,  the  Servicer may at any time  delegate any of its duties  hereunder  to any  Person  who  agrees to conduct  such duties in accordance  with the Credit  Guidelines.  Such delegation
shall  not   relieve   the   Servicer   of  its   liabilities   and
responsibilities  with  respect  to  such  duties,  and  shall  not constitute  a  resignation  within  the  meaning  of  Section  8.05 hereof.  The  Servicer  shall  provide the Rating  Agencies and the
Master Trust  Trustee with written  notice prior to the  delegation of any  material  portion of its  duties to any  Person  other than
NFC or its successors and assigns.

           SECTION 8.08   Examination  of  Records.   The  Servicer
shall   clearly  and   unambiguously   identify  each  Dealer  Note
purchased  by, or  assigned  to, the Master  Trust in its  computer records to reflect  that such  Dealer  Notes have been  conveyed to the Master Trust pursuant to this  Agreement.  The Servicer  shall, prior to the sale or  transfer  to a third party of any dealer note held in its  custody,  examine its  computer  and other  records to determine that it is not a Dealer Note.

                             ARTICLE IX

                      EARLY AMORTIZATION EVENTS

           SECTION 9.01   Early  Amortization  Events.  If any  one
of the following events shall occur:

           (a)  any of the  Seller,  NITC,  NIC or NFC shall file a
petition  commencing  a  voluntary  case  under any  chapter of the federal  bankruptcy  laws;  or  the  Seller  or  NFC  shall  file a
petition   or   answer   or   consent    seeking    reorganization,
arrangement,  adjustment  or  composition  under any other  similar applicable  federal  law,  or shall  consent  to the  filing of any such  petition,  answer  or  consent;  or the  Seller  or NFC shall appoint,  or consent to the  appointment of a custodian,  receiver,
liquidator,   trustee,  assignee,  sequestrator  or  other  similar
official in bankruptcy  or  insolvency of it or of any  substantial part  of  its  property;  or  the  Seller  or  NFC  shall  make  an assignment  for  the  benefit  of  creditors,  or  shall  admit  in writing its  inability  to pay its debts  generally  as they become due;

           (b)  any order for  relief  against  any of the  Seller,
NITC,  NIC or  NFC  shall  have  been  entered  by a  court  having jurisdiction  in the  premises  under any  chapter  of the  federal bankruptcy  laws, and such order shall have continued  undischarged or  unstayed  for a period of 120  days;  or a decree or order by a court having  jurisdiction  in the premises shall have been entered approving  as  properly  filed a petition  seeking  reorganization, arrangement,  adjustment,  or  composition  of  the  Seller  or NFC under any other  similar  applicable  federal  law, and such decree or order  shall  have  continued  undischarged  or  unstayed  for a period  of 120  days;  or a  decree  or  order  of a  court  having jurisdiction  in the premises for the  appointment  of a custodian, receiver,  liquidator,  trustee,  assignee,  sequestrator  or other similar  official in  bankruptcy or insolvency of the Seller or NFC of any substantial  part of their  property,  or for the winding up or  liquidation  of their  affairs,  shall have been  entered,  and such decree or order shall have remained in force  undischarged  or unstayed for a period of 120 days; or

           (c)  the  Master  Trust  shall  become  an   "investment
company"  within  the  meaning  of the  Investment  Company  Act of
1940,  as  amended,  and shall not be exempt from  compliance  with such Act;

then,  subject to applicable  law, and after the  applicable  grace period,  if any,  an  amortization  event (an  "Early  Amortization
Event")  shall  occur  without  any  notice or other  action on the part of the Master Trust  Trustee,  the  Certificateholders  or any
other Beneficiary, immediately upon the occurrence of such event.

           SECTION 9.02.  Additional  Rights Upon the Occurrence of
Certain Events.

           (a)  Effective  as of the 1990 Trust  Termination  Date,
if an  Insolvency  Event  occurs with  respect to the  Seller,  the
Seller  shall  on  the  day  such  Insolvency   Event  occurs  (the
"Appointment  Date")  immediately cease to transfer Dealer Notes to the  Master  Trust and shall  promptly  give  notice to the  Master
Trust  Trustee  of  such  Insolvency  Event.   Notwithstanding  any
cessation  of  the  transfer  to the  Master  Trust  of  additional
Dealer Notes,  Dealer Notes  transferred  to the Master Trust prior to the  occurrence  of such  Insolvency  Event and  collections  in respect  of such  Dealer  Notes  whenever  created  or  accrued  in respect of such Dealer  Notes,  shall  continue to be a part of the
Master Trust.  Upon the  Appointment  Date,  the Master Trust shall terminate,  subject to the liquidation,  winding-up and dissolution procedures  described  below,  and  provided  that the  rights  and obligations  of the parties to this  agreement  shall not terminate during such  liquidation,  winding-up  and  dissolution.  Within 15 days of the  Appointment  Date,  the Master Trust Trustee shall (i)
publish  a notice in an  Authorized  Newspaper  that an  Insolvency
Event has  occurred and that the Master  Trust  Trustee  intends to sell,  dispose  of or  otherwise  liquidate  the  Dealer  Notes  on commercially  reasonable  terms  and in a  commercially  reasonable
manner  and  (ii)  give  notice  to   Investor   Certificateholders
describing  the  provisions  of this  Section  9.02 and  requesting instructions  from such  holders.  Unless the Master Trust  Trustee shall  have  received  instruction  within  90 days  from  the date notice  pursuant  to  clause  (ii)  above is first  given  from (x)
holders of Investor  Certificates  evidencing  more than 50% of the
Series  Invested  Amount of each  Series  or,  with  respect to any
Series  with two or more  Classes,  of each  Class,  to the  effect
that   such   Investor   Certificateholders   disapprove   of   the
liquidation  of the  Dealer  Notes  and  wish to  reconstitute  the
Master Trust  pursuant to the terms of this  Agreement and (y) each holder  of a  Supplemental  Certificate  to such  effect,  then the
Master Trust Trustee shall promptly  sell,  dispose of or otherwise liquidate  the Dealer  Notes in a  commercially  reasonable  manner and on  commercially  reasonable  terms,  which  shall  include the solicitation  of  competitive  bids.  The Master Trust  Trustee may obtain  a prior  determination  from  any  applicable  conservator, receiver or  liquidator  that the terms and manner of any  proposed sale,  disposition  or  liquidation  are  commercially  reasonable.
The  provisions  of  Sections  9.01 and 9.02 shall not be deemed to be mutually exclusive.

           (b)  The  proceeds   from  the  sale,   disposition   or
liquidation  of the Dealer Notes  pursuant to paragraph (a) of this
Section  9.02   ("Insolvency   Proceeds")   shall  be   immediately
deposited in the  Collections  Account.  The Master  Trust  Trustee
shall   determine   conclusively   the  amount  of  the  Insolvency
Proceeds  which are deemed to be Principal  Collections  and Dealer
Finance  Charge  Collections.  The  Insolvency  Proceeds  shall  be
allocated  and  distributed  to  Investor   Certificateholders   in
accordance with Article IV and the terms of each Supplement.

                              ARTICLE X

                     SERVICER TERMINATION EVENT

           SECTION 10.01  Servicer  Termination  Event.  If any one
of the  following  events (a "Servicer  Termination  Event")  shall occur on or after the 1990 Trust Termination Date:

           (a)  any failure by the  Servicer  to make any  payment,
transfer  or deposit or to give  instructions  to the Master  Trust
Trustee to make any such  payment,  transfer  or deposit or to give notice to the Master  Trust  Trustee as to any action  taken  under any  Enhancement  Agreement  on or before the date  occurring  five
Business Days after the date such  payment,  transfer or deposit is required to be made or given,  as the case may be,  under the terms of this Agreement;

           (b)  failure  on  the  part  of  the  Servicer  duly  to
observe or perform in any material  respect any other  covenants or material  agreements  of the Servicer set forth in this  Agreement, which  continues  unremedied for a period of 60 days after the date on which written  notice of such failure,  requiring the same to be remedied,  shall  have been  given to the  Servicer  by the  Master
Trust Trustee;

           (c)  any representation,  warranty or certification made
by the Servicer in this Agreement or in any  certificate  delivered pursuant  to this  Agreement  shall  prove to have  been  incorrect when  made,  which has a material  adverse  effect on the rights of
the   Holders   of   the    Investor    Certificates    and   which
representation,  warranty or  certification,  or the  circumstances
or  condition  which  caused  such   representation,   warranty  or
certification  to  be  incorrect,  continues  to  be  incorrect  or uncured in any  material  respect for a period of 60 days after the date on which written  notice of such  failure,  requiring the same to be  remedied,  shall  have  been  given to the  Servicer  by the
Master Trust Trustee;

           (d)  the  Servicer  shall file a petition  commencing  a
voluntary  case under any chapter of the Federal  bankruptcy  laws;
or the  Servicer  shall  file  a  petition  or  answer  or  consent seeking  reorganization,  arrangement,  adjustment,  or composition under any other  similar  applicable  Federal law, or shall consent to the filing of any such  petition,  answer,  or  consent;  or the
Servicer  shall  appoint,  or  consent  to  the  appointment  of  a custodian,  receiver, liquidator,  trustee, assignee,  sequestrator or other  similar  official in bankruptcy or insolvency of it or of any  substantial  part of its property;  or the Servicer shall make an  assignment  for the  benefit of  creditors,  or shall  admit in writing its  inability  to pay its debts  generally  as they become due; or

           (e)  any order for relief  against  the  Servicer  shall
have been  entered by a court having  jurisdiction  in the premises under any chapter of the federal  bankruptcy  laws,  and such order shall have continued  undischarged  or unstayed for a period of 120 days;  or a decree or order by a court having  jurisdiction  in the premises  shall have been  entered  approving  as properly  filed a
petition  seeking  reorganization,   arrangement,   adjustment,  or
composition  of the  Servicer  under any other  similar  applicable federal  law,  and  such  decree  or  order  shall  have  continued
undischarged  or unstayed for a period of 120 days;  or a decree or order  of a  court  having  jurisdiction  in the  premises  for the
appointment  of  a  custodian,   receiver,   liquidator,   trustee,
assignee,  sequestrator,  or other  similar  official in bankruptcy or  insolvency  of the Servicer or of any  substantial  part of its property,  or for the  winding up or  liquidation  of its  affairs, shall  have  been  entered,  and such  decree or order  shall  have remained  in force  undischarged  or  unstayed  for a period of 120 days;  then,  in the event of any Servicer  Termination  Event,  so long  as  the  Servicer  Termination  Event  shall  not  have  been remedied,  the  Master  Trust  Trustee or the  holders of  Investor
Certificates  evidencing  not less  than a  majority  of the  Trust
Invested  Amount,  by notice then given in writing to the  Servicer
(a "Termination  Notice"),  shall  terminate  all of the rights and obligations  of the Servicer  under this  Agreement.  After receipt by the Servicer of such  Termination  Notice,  and on the date that a  Successor  Servicer  shall  have been  appointed  by the  Master
Trust Trustee  pursuant to Section  10.02,  all authority and power of the Servicer  under this  Agreement  shall pass to and be vested in a  Successor  Servicer;  and,  without  limitation,  the  Master
Trust  Trustee is hereby  authorized  and  empowered to execute and
deliver,  on  behalf  of  the  Servicer,   as  attorney-in-fact  or
otherwise,  all  documents and other  instruments  upon the failure
of  the   Servicer  to  execute  or  deliver   such   documents  or
instruments,  and to do and  accomplish  all  other  acts or things necessary or  appropriate  to effect the purposes of such  transfer of  servicing  rights.  The Servicer  agrees to cooperate  with the
Master Trust Trustee and such  Successor  Servicer in effecting the termination of the  responsibilities  and rights of the Servicer to conduct servicing  hereunder,  including,  without limitation,  the transfer  to  such  Successor  Servicer  of  all  authority  of the
Servicer  to  service  the  Dealer  Notes  provided  for under this
Agreement,  including,  without limitation,  all authority over all
Principal  Collections,  Dealer Finance Charge Collections and NITC
Finance  Charges  which  shall on the date of  transfer  be held by the  Servicer  for  deposit,  or which have been  deposited  by the
Servicer  in any  Series  Account,  or which  shall  thereafter  be received  with respect to the Dealer  Notes,  and in assisting  the
Successor  Servicer.  The  terminated  Servicer shall promptly make available its  electronic  records  relating to the Dealer Notes to the Successor  Servicer in such  electronic  forms as the Successor
Servicer may  reasonably  request and shall promptly make available to the Successor  Servicer all other  records,  correspondence  and documents  necessary  for the  continued  servicing  of the  Dealer
Notes in the  manner and at such  times as the  Successor  Servicer shall  reasonably  request.  To the  extent  that  compliance  with this  Section  10.01  shall  require  the  terminated  Servicer  to disclose to the Successor  Servicer  information  of any kind which the Servicer  reasonably  deems to be  confidential,  the Successor
Servicer shall be required to enter into such  customary  licensing
and   confidentiality   agreements  as  the  Servicer   shall  deem
necessary to protect its interest.

           Notwithstanding the foregoing,  a delay in or failure of
performance  under  Section  10.01(a)  for a period of 10  Business
Days or under  Section  10.01(b) or (c) for a period of 60 Business
Days,  shall not  constitute a Servicer  Termination  Event if such delay  or  failure  could  not  be  prevented  by the  exercise  of reasonable  diligence  by the  Servicer  and such  delay or failure was caused by an act of God or the public  enemy,  acts of declared
or  undeclared  war,  public   disorder,   rebellion  or  sabotage,
epidemics,  landslides,  lightning, fire, hurricanes,  earthquakes,
floods  or  similar  causes.   The  preceding  sentence  shall  not
relieve  the  Servicer  from using its best  efforts to perform its respective  obligations  in a timely manner in accordance  with the terms of this  Agreement and the Servicer  shall provide the Master
Trust  Trustee,  any  Enhancement  Providers,  the  Seller  and the
Certificateholders  with an  Officer's  Certificate  giving  prompt
notice  of  such   failure  or  delay  by  it,   together   with  a
description of its efforts so to perform its obligations.

           SECTION 10.02  Master Trust Trustee to Act;  Appointment
of Successor Servicer.
           (a)  On or  after  the  receipt  by  the  Servicer  of a
Termination  Notice  pursuant to Section 10.01,  the Servicer shall continue to perform all servicing  functions  under this  Agreement until the date  specified  in the  Termination  Notice or otherwise specified  by the Master  Trust  Trustee in writing  or, if no such
date  is  specified  in  such  Termination   Notice,  or  otherwise
specified  by the  Master  Trust  Trustee,  until  a date  mutually agreed upon by the Servicer and Master  Trust  Trustee.  The Master
Trust  Trustee  shall as promptly  as possible  appoint a successor
Servicer (the  "Successor  Servicer") and such  Successor  Servicer shall  accept its  appointment  by a written  assumption  in a form acceptable  to  the  Master  Trust  Trustee.  In the  event  that a
Successor  Servicer  has not been  appointed  and has not  accepted its  appointment  at the time  when the  Servicer  ceases to act as
Servicer,  the  Master  Trust  Trustee  in its  capacity  as Master
Trust  Trustee  without  further  action  shall   automatically  be
appointed the Successor  Servicer.  Notwithstanding  the above, the
Master  Trust  Trustee  shall,  if it is legally  unable so to act, petition a court of competent  jurisdiction  to appoint any bank or
other   corporation   having  a  net   worth   of  not  less   than
$100,000,000 and whose regular  business  includes the servicing of wholesale chattel paper as the Successor  Servicer  hereunder.  The
Master Trust  Trustee shall  immediately  give notice to the Rating
Agencies,  any Enhancement  Providers,  and the  Certificateholders
upon the appointment of a Successor Servicer.

           (b)  Upon its appointment,  the Successor Servicer shall
be the  successor in all respects to the  terminated  Servicer with respect to servicing  functions  under this  Agreement and shall be
subject  to  all  the  responsibilities,   duties  and  liabilities
relating   thereto   placed  on  the  Servicer  by  the  terms  and
provisions  hereof and the  Successor  Servicer  shall be deemed to have made the  representations  and warranties set forth in Section
3.03 hereof,  and all  references in this Agreement to the Servicer shall be  deemed  to refer to the  Successor  Servicer  except,  if agreed upon by NFC and the Successor  Servicer,  for the references in Section  11.05 which shall  continue to refer to NFC;  provided, however,  that NFC shall not pay or  reimburse,  and the  Successor
Servicer  shall  pay  and  reimburse,   the  Master  Trust  Trustee
pursuant  to  Section  11.05  for  any  expense,   disbursement  or
advance  of the  Master  Trust  Trustee  related to or arising as a result of the  negligence or bad faith of the  Successor  Servicer.
The Successor  Servicer shall  expressly be authorized,  subject to
Section  8.07,  to delegate  any of its duties  hereunder to NFC on and after the date of any  transfer of  servicing  pursuant to this
Article  X.  Any  Successor  Servicer,  by  its  acceptance  of its appointment,  will  automatically  agree  too be bound by the terms and provisions of any Enhancement Agreement.

           (c)  In   connection    with   such    appointment   and
assumption,   the  Seller  may  make  such   arrangements  for  the
compensation  of  the  Successor  Servicer  out of  Dealer  Finance
Charges,  as it and such Successor Servicer shall agree;  provided, however,  that the Seller shall be  responsible  for payment of the
Seller's  portion of the Servicing  Fee as  determined  pursuant to this  Agreement and any  Supplement and all other amounts in excess
of  the  Investors'   Servicing  Fee,  and  that  no  such  monthly
compensation  paid out of  Collections  shall be in  excess  of the
Investors'  Servicing Fee  permitted by the  Servicer.  The holders of the Master  Trust  Seller's  Certificates  agree that if NFC (or any Successor  Servicer) is terminated as Servicer  hereunder,  the portion of  Collections  to be paid to the Seller  shall be reduced by an amount  sufficient to pay Seller's share of the  compensation of the Successor Servicer.

           (d)  All  authority  and power  granted to the Successor
Servicer  under  this  Agreement  shall   automatically  cease  and
terminate  upon   termination  of  the  Master  Trust  pursuant  to
Section  12.01,  and shall pass to and be vested in the Seller and, without  limitation,  the Seller is hereby authorized and empowered to execute and deliver,  on behalf of the  Successor  Servicer,  as
attorney-in-fact   or   otherwise,    all   documents   and   other
instruments,  and to do and  accomplish  all  other  acts or things necessary or  appropriate  to effect the purposes of such  transfer of servicing  rights.  The Successor  Servicer  agrees to cooperate
with   the   Seller   in   effecting   the   termination   of   the
responsibilities  and rights of the  Successor  Servicer to conduct servicing  on  the  Dealer  Notes.  The  Successor  Servicer  shall transfer  its  electronic  records  relating to the Dealer Notes to the Seller in such  electronic  form as the  Seller may  reasonably request and shall  transfer all other records,  correspondence  and documents  to the  Seller in the  manner  and at such  times as the
Seller  shall  reasonably  request.  To the extent that  compliance with this Section  10.02 shall  require the  Successor  Servicer to
disclose  to  the  Seller   information   of  any  kind  which  the
Successor  Servicer deems to be  confidential,  the Seller shall be
required   to   enter   into   such    customary    licensing   and
confidentiality  agreements  as the Successor  Servicer  shall deem necessary to protect its interests.

           SECTION 10.03  Notification          to         Investor
Certificateholders.   Upon   the   occurrence   of   any   Servicer
Termination  Event  (whether  under this Agreement or under (and as defined  in) the 1990 Trust  Agreement),  the  Servicer  shall give prompt  written  notice thereof to the Master Trust Trustee and the
Master  Trust  Trustee   shall  give  notice  to  any   Enhancement
Provider   and  to  the   Investor   Certificateholders   at  their
respective  addresses appearing in the Certificate  Register.  Upon any  termination or appointment  of a Successor  Servicer  pursuant to this  Article X or under the 1990 Trust  Agreement,  as the case may be, the Master Trust Trustee shall give prompt  written  notice thereof to the Rating  Agencies,  any  Enhancement  Provider and to
Investor   Certificateholders   at   their   respective   addresses
appearing in the Certificate Register.

           SECTION  10.04 Waiver of Past  Breaches.  The holders of
Investor  Certificates  evidencing  fractional  undivided interests aggregating  not less than 51% of the Trust  Invested  Amount  may, on  behalf  of all  holders  of  Investor  Certificates,  waive the effect  of  any  Servicer  Termination  Event  by the  Servicer  or
breach  of  the  Seller  in  the  performance  of  its  obligations hereunder  and its  consequences,  except  a  failure  to make  any required  deposits or payments in  accordance  with  Section  4.03;
provided   that   if   any   Variable   Funding    Certificate   is
then-outstanding,  the  actual  principal  amount  then-outstanding
under  each  such  Variable  Funding   Certificate   shall  be  the
relevant  amount for  purposes of  determining  the Trust  Invested
Amount and the vote  required  under this Section  10.04.  Upon any such waiver of a past  breach,  such  breach  shall cease to exist, and any  breach  arising  therefrom  shall be  deemed  to have been remedied  for  every  purpose  of this  Agreement.  No such  waiver shall  extend to any  subsequent  or other  breach  or  impair  any right consequent thereon except to the extent expressly so waived.

                             ARTICLE XI

                      THE MASTER TRUST TRUSTEE

           SECTION 11.01   Duties of Master Trust Trustee.

           (a)  The Master Trust  Trustee,  prior to the occurrence
of a  Servicer  Termination  Event  and  after  the  curing  of all
Servicer  Termination  Events which may have  occurred,  undertakes to perform  such  duties and only such  duties as are  specifically set forth in this  Agreement,  and no implied  covenants  or duties shall  be  read  into  this  Agreement  against  the  Master  Trust
Trustee.  If  a  Servicer  Termination  Event  has  occurred,   the
Master Trust Trustee  shall  exercise such of the rights and powers vested  in it by this  Agreement,  and use the same  degree of care and skill in their  exercise,  as a prudent  man would  exercise or use  under  the  circumstances  in the  conduct  of such  man's own affairs.

           (b)  The  Master  Trust  Trustee,  upon  receipt  of all
resolutions,    certificates,    statements,   opinions,   reports,
documents,  orders or other  instruments  furnished  to the  Master
Trust  Trustee  which are  specifically  required  to be  furnished pursuant to any  provision of this  Agreement,  shall  examine them to  determine  whether  they  conform to the  requirements  of this
Agreement.  The Master  Trust  Trustee  shall give  prompt  written notice to the  Certificateholders  of any lack of conformity of any such  instrument to the applicable  requirements  of this Agreement discovered  by the  Master  Trust  Trustee  which  would  entitle a specified percentage of the  Certificateholders  to take any action pursuant to this Agreement.

           (c)  Subject to Section  11.01(a),  no provision of this
Agreement  shall be construed  to relieve the Master Trust  Trustee from  liability  for its own  negligent  action,  its own negligent failure to act or its own misconduct; provided, however, that:

                (i)  the Master Trust  Trustee  shall not be liable
           for an  error  of  judgment  made  in  good  faith  by a
           Responsible  Officer  or  Responsible  Officers  of  the
           Master  Trust  Trustee,  unless it shall be proved  that
           the Master Trust Trustee was  negligent in  ascertaining
           the pertinent facts; and

                (ii) the Master Trust  Trustee shall not be charged
           with  knowledge of any failure by the Servicer to comply
           with the  obligations  of the  Servicer  referred  to in
           Section   10.01   or  with   knowledge   of  any   Early
           Amortization   Event  or   Investment   Event  unless  a
           Responsible  Officer of the Master Trust Trustee obtains
           actual knowledge of such failure or event.

           (d)  The Master Trust  Trustee  shall not be required to
expend  or  risk  its  own  funds  or  otherwise   incur  financial
liability in the  performance  of any of its duties  hereunder,  or in the  exercise  of any of its  rights  or  powers,  if  there  is reasonable  ground for  believing  that the repayment of such funds or  adequate  indemnity  against  such  risk  or  liability  is not reasonably  assured to it, and none of the provisions  contained in this  Agreement  shall  in  any  event  require  the  Master  Trust
Trustee  to  perform,   or  be   responsible   for  the  manner  of
performance  of, any of the  obligations of the Servicer under this
Agreement  except  during such time,  if any,  as the Master  Trust
Trustee  shall be the  successor to, and be vested with the rights, duties,  powers and privileges of, the Servicer in accordance  with the terms of this Agreement.

           (e)  Except for  actions  expressly  authorized  by this
Agreement,   the  Master  Trust   Trustee   shall  take  no  action
reasonably  likely to impair the  interests  of the Master Trust in any Dealer Note existing as of the 1990 Trust  Termination  Date or thereafter  created or to impair  the value of any Dealer  Note now existing  or  hereafter  acquired  by, or  assigned  to, the Master
Trust.

           (f)  Except as  provided in this  Agreement,  the Master
Trust  Trustee  shall  have no  power  to vary  the  corpus  of the
Master  Trust  including,  without  limitation,  the  power  to (i)
accept  any  substitute   obligation  for  Dealer  Notes  initially
assigned  to the Master  Trust  under  Section  2.02,  (ii) add any other  investment,  obligation  or  security  to the Master  Trust,
(iii)   withdraw   from  the  Master  Trust  any  Dealer  Notes  or
Investment Securities.

           (g)  In the event  that the Paying  Agent  shall fail to
perform any  obligation,  duty or agreement in the manner or on the day  required  to be  performed  by the  Paying  Agent  under  this
Agreement,  the Master Trust  Trustee  shall be obligated  promptly to perform  such  obligation,  duty or  agreement  in the manner so required.

           (h)  If the  Servicer  has agreed to transfer any of its
dealer  notes  (other  than the Dealer  Notes) to  another  Person, upon  the  written  request  of  the  Servicer,  the  Master  Trust
Trustee  will enter into such  agreements  with the  transferee  of such dealer notes as are  necessary  and  desirable  to  separately identify  the rights of the Master  Trust and such other  Person in the  Servicer's  dealer  notes;  provided  that  the  Master  Trust
Trustee  shall not be  required to enter into any  agreement  which could  adversely  affect the  interests of the  Certificateholders;
and  provided,  further that the Servicer  shall provide the Rating
Agencies  with prior  notice of any  agreement  to be entered  into pursuant to this Section 11.01(h).

           (i)  Notwithstanding   any  other  provision   contained
herein,  the Master  Trust  Trustee is not acting as, and shall not be deemed to be, a fiduciary  for any  Enhancement  Provider in its capacity  as  such  or  as a  Beneficiary,  and  the  Master  Trust
Trustee's  sole  responsibility  with respect to said parties shall be to perform  those  duties  with  respect to said  parties as are
specifically   set  forth   herein   and  no   implied   duties  or
obligations  shall be read into this  Agreement  against the Master
Trust Trustee with respect to any such party.

           SECTION 11.02  Certain  Matters   Affecting  the  Master
Trust Trustee.  Except as otherwise provided in Section 11.01:

           (a)  the Master  Trust  Trustee may rely on and shall be
protected  in acting  on, or in  refraining  from  acting in accord
with,  any  resolution,   Officer's  Certificate,   certificate  of
auditors   or  any  other   certificate,   statement,   instrument,
opinion, report, notice, request,  consent, order, appraisal,  bond or other  paper or  document  believed  by it to be genuine  and to have been signed or presented  to it pursuant to this  Agreement by the proper party or parties;

           (b)  the Master  Trust  Trustee may consult with counsel
of its  selection  and any  Opinion  of  Counsel  shall be full and complete  authorization  and  protection  in  respect of any action taken or suffered or omitted by it  hereunder  in good faith and in accordance with such Opinion of Counsel;

           (c)  the  Master  Trust   Trustee   shall  be  under  no
obligation  to  exercise  any of the rights or powers  vested in it
by  this  Agreement,  or  to  institute,   conduct  or  defend  any
litigation  hereunder or in relation hereto, at the request,  order or  direction  of any of the  Certificateholders,  pursuant  to the
provisions  of  this  Agreement,   unless  such  Certificateholders
shall  have  offered  to  the  Master  Trust   Trustee   reasonable
security or indemnity  against the costs,  expenses and liabilities which  may  be  incurred  therein  or  thereby;  nothing  contained herein  shall,  however,  relieve the Master  Trust  Trustee of the obligations,  upon the occurrence of a Servicer  Termination Event, to  exercise  such of the rights  and  powers  vested in it by this
Agreement,  and to use the same  degree  of care and skill in their exercise  as  a  prudent  man  would  exercise  or  use  under  the circumstances in the conduct of such man's own affairs;

           (d)  the Master Trust  Trustee  shall not be  personally
liable  for any  action  taken,  suffered  or omitted by it in good
faith  and  believed  by  it  to  be   authorized   or  within  the
discretion  or  rights  or  powers   conferred   upon  it  by  this
Agreement;

           (e)  the  Master  Trust  Trustee  shall  not be bound to
make any  investigation  into the  facts of  matters  stated in any resolution,  certificate,  statement,  instrument,  opinion, report notice,  request,  consent, order, approval, bond or other paper or document;

           (f)  the Master  Trust  Trustee  may  execute any of the
trusts or powers  hereunder or perform any duties  hereunder either directly or by or through  agents or attorneys or a custodian,  and
the  Master  Trust  Trustee  shall  not  be  responsible   for  any
misconduct or  negligence  on the part of any such agent,  attorney or custodian appointed with due care by it hereunder; and

           (g)  except as may be required by Section 11.01(a),  the
Master Trust  Trustee  shall not be required to make any initial or periodic  examination  of any documents or records  relating to the
Dealer  Notes for the  purpose  of  establishing  the  presence  or absence  of  defects  or the  compliance  by the  Seller  with  its representations and warranties or for any other purpose.

           SECTION 11.03  Master  Trust   Trustee  Not  Liable  for
Recitals  in  Certificates.  The Master  Trust  Trustee  assumes no responsibility  for  the  correctness  of  the  recitals  contained herein  and in the  Certificates  (other  than the  certificate  of authentication  on  the  Certificates).  Except  as  set  forth  in
Section  11.14,  the Master Trust Trustee makes no  representations as to the  validity  or  sufficiency  of this  Agreement  or of the
Certificates  (other than the certificate of  authentication on the
Certificates)  or of the 1990 Trust Seller  Certificate or any 1990
Trust  Investor  Certificate  or of  any  Dealer  Note  or  related document.  The Master Trust  Trustee shall not be  accountable  for the use or  application  by the  Seller of any of the  Certificates or of  the  proceeds  of  such  Certificates,  or  for  the  use or application  of any  funds  paid to the  Seller in  respect  of the
Dealer Notes or any  deficiency in amounts  deposited in any Series
Account by the Servicer.

           SECTION 11.04  Master   Trust   Trustee   May   Not  Own
Investor  Certificates.  The  Master  Trust  Trustee  may not  hold certificates  issued  under the  Master  Trust in its own name (but may do so in a fiduciary capacity).

           SECTION 11.05  The   Servicer   to  Pay   Master   Trust
Trustee's  Fees and  Expenses.  The Servicer  covenants  and agrees to pay to the  Master  Trust  Trustee  from  time to time,  and the
Master  Trust  Trustee  shall be entitled  to  receive,  reasonable compensation  (which  shall not be limited by any  provision of law in regard to the  compensation  of a trustee of an  express  trust)
for all  services  rendered  by it in the  execution  of the  trust hereby  created and in the exercise and  performance  of any of the powers and duties  hereunder of the Master Trust  Trustee,  and the
Servicer will pay or reimburse  the Master Trust  Trustee  (without reimbursement  from  any  Series  Account  or  otherwise)  upon its request for all  reasonable  expenses,  disbursements  and advances incurred or made by the Master  Trust  Trustee in  accordance  with any of the provisions of this  Agreement  (including the reasonable fees and  expenses  of its  agents  and  counsel)  except  any such expense,  disbursement  or advance as may arise from its negligence or bad faith and  except as  provided  in the  following  sentence.
If  the  Master  Trust  Trustee  is  appointed  Successor  Servicer pursuant to Section  10.02,  the  provisions  of this Section 11.05 shall not apply to expenses,  disbursements  and  advances  made or incurred by the Master  Trust  Trustee in its capacity as Successor
Servicer  and the  compensation  of the  Master  Trust  Trustee  as
Successor  Servicer shall be determined in accordance  with Section
10.02.  The  provisions  of this  Section  11.05 shall  survive the termination  of  this  Agreement  and  the  Master  Trust  and  the resignation or removal of the Master Trust Trustee.

           SECTION 11.06  Eligibility   Requirements   for   Master
Trust  Trustee.  The Master Trust  Trustee  hereunder  shall at all times be a bank or trust  company in good  standing,  organized and doing  business  under the laws of the United  States of America or
any  state   thereof   authorized   under  such  laws  to  exercise
corporate  trust powers,  having a combined  capital and surplus of at least  $50,000,000  and subject to supervision or examination by
federal   or  state   banking   authority.   If  such   corporation
publishes  reports of condition at least annually,  pursuant to law or to the  requirements  of the aforesaid  supervising or examining authority,  then  for  the  purpose  of  this  Section  11.06,  the combined  capital and surplus of such  corporation  shall be deemed to be its  combined  capital  and  surplus as set forth in its most
recent  report  of  condition  so   published.   The  Master  Trust
Trustee  shall at all times  satisfy  the  requirements  of Section
26(a)(1)  of the  Investment  Company Act of 1940,  as amended.  In case at any  time  the  Master  Trust  Trustee  shall  cease  to be eligible in accordance  with the  provisions of this Section 11.06, the Master Trust  Trustee  shall resign  immediately  in the manner and with the effect specified in Section 11.07.

           SECTION 11.07  Resignation  or Removal  of Master  Trust
Trustee.

           (a)  The Master Trust  Trustee  may,  upon the giving of
written  notice to the Seller and the  appointment  of a  successor trustee,  resign and be discharged  from the trust hereby  created.
Upon  receiving  such  notice  of  resignation,  the  Seller  shall promptly  appoint a  successor  trustee by written  instrument,  in duplicate,  one copy of which  instrument shall be delivered to the resigning  Master  Trust  Trustee  and one  copy  to the  successor trustee.  If no  successor  trustee  shall  have been so  appointed and have  accepted  appointment  within 30 days after the giving of such notice of  resignation,  the  resigning  Master Trust  Trustee
may  petition  any  court  of   competent   jurisdiction   for  the
appointment of a successor trustee.

           (b)  If at any  time  the  Master  Trust  Trustee  shall
cease to be eligible in accordance  with the  provisions of Section
11.06 and shall fail to resign after  written  request  therefor by the Seller,  or if at any time the Master  Trust  Trustee  shall be legally  unable  to  act,  or  shall  be  adjudged  a  bankrupt  or insolvent,  or a  receiver  of the Master  Trust  Trustee or of its property  shall be  appointed,  or any  public  officer  shall take charge or control of the Master  Trust  Trustee or of its  property or affairs  for the  purpose  of  rehabilitation,  conservation  or liquidation,  then the Seller may remove the Master  Trust  Trustee and  promptly  appoint a successor  trustee by written  instrument, in duplicate,  one copy of which  instrument  shall be delivered to the Master Trust  Trustee so removed and one copy to the  successor trustee.

           (c)  Any  resignation  or removal  of the  Master  Trust
Trustee and appointment of a successor  trustee  pursuant to any of the  provisions  of this Section  11.07 shall not become  effective until  acceptance  of  appointment  by  the  successor  trustee  as provided in Section 11.08.

           SECTION 11.08  Successor Master Trust Trustee.

           (a)  Any  successor  trustee  appointed  as  provided in
Section  11.07  shall  execute,  acknowledge  and  deliver  to  the
Seller and to its  predecessor  Master Trust  Trustee an instrument
accepting   such   appointment   hereunder,   and   thereupon   the
resignation  or removal of the  predecessor  Master  Trust  Trustee shall become  effective  and such  successor  trustee,  without any further  act,  deed or  conveyance,  shall become fully vested with all the rights,  powers,  duties and obligations of its predecessor hereunder,  with  like  effect  as if  originally  named as  Master
Trust Trustee herein.  The  predecessor  Master Trust Trustee shall deliver to the  successor  trustee  all  documents  and  statements held by it  hereunder;  and the Seller and the  predecessor  Master
Trust  Trustee shall  execute and deliver such  instruments  and do such  other  things as may  reasonably  be  required  for fully and certainly  vesting  and  confirming  in the  successor  trustee all such rights, powers, duties and obligations.

           (b)  No successor  trustee shall accept  appointment  as
provided  in  this  Section  11.08  unless  at  the  time  of  such acceptance  such  successor  trustee  shall be  eligible  under the provisions of Section 11.06.

           (c)  Upon  acceptance  of  appointment  by  a  successor
trustee as provided in this Section 11.08,  such successor  trustee shall  mail  notice  of such  succession  hereunder  to the  Rating
Agencies,  any Enhancement  Provider and to all  Certificateholders
at their addresses as shown in the Certificate Register.

           SECTION 11.09  Merger or  Consolidation  of Master Trust
Trustee.  Any Person  into which the Master  Trust  Trustee  may be merged or  converted or with which it may be  consolidated,  or any
Person  resulting from any merger,  conversion or  consolidation to which the  Master  Trust  Trustee  shall be a party,  or any Person succeeding  to the  corporate  trust  business of the Master  Trust
Trustee,  shall  be the  successor  of  the  Master  Trust  Trustee hereunder,  provided such  corporation  shall be eligible under the provisions  of Section  11.06,  without the  execution or filing of any  paper or any  further  act on the  part of any of the  parties hereto, anything herein to the contrary notwithstanding.

           SECTION 11.10  Appointment  of Co-Master  Trust  Trustee
or Separate Master Trust Trustee.

           (a)  Notwithstanding   any  other   provisions  of  this
Agreement,  at any  time,  for the  purpose  of  meeting  any legal requirements  of any  jurisdiction  in which any part of the Master
Trust may at the time be located,  the Master Trust  Trustee  shall have the power and may  execute  and  deliver  all  instruments  to
appoint   one  or  more   Persons  to  act  as  a   co-trustee   or
co-trustees,  or separate trustee or separate  trustees,  of all or any  part of the  Master  Trust,  and to vest  in  such  Person  or
Persons,   in  such   capacity   and  for   the   benefit   of  the
Certificateholders,  such  title to the Master  Trust,  or any part thereof,  and,  subject  to the other  provisions  of this  Section
11.10, such powers, duties,  obligations,  rights and trusts as the
Master  Trust  Trustee may  consider  necessary  or  desirable.  No co-trustee  or  separate  trustee  hereunder  shall be  required to meet  the  terms  of  eligibility  as  a  successor  trustee  under
Section   11.06  and  no  notice  to   Certificateholders   of  the
appointment  of  any  co-trustee  or  separate   trustee  shall  be
required under Section 11.08.

           (b)  Every  separate  trustee and co-trustee  shall,  to
the extent  permitted by law, be  appointed  and act subject to the following provisions and conditions:

                (i)  all  rights,  powers,  duties and  obligations
           conferred  or  imposed  upon the  Master  Trust  Trustee
           shall be  conferred  or imposed  upon and  exercised  or
           performed by the Master Trust  Trustee and such separate
           trustee or co-trustee  jointly (it being understood that
           such separate  trustee or  co-trustee is not  authorized
           to act  separately  without  the  Master  Trust  Trustee
           joining  in such act),  except to the extent  that under
           any laws of any  jurisdiction  in which  any  particular
           act or  acts  are to be  performed  (whether  as  Master
           Trust Trustee  hereunder or as successor to the Servicer
           hereunder),   the   Master   Trust   Trustee   shall  be
           incompetent  or unqualified to perform such act or acts,
           in  which  event  such   rights,   powers,   duties  and
           obligations  (including  the  holding  of  title  to the
           Master  Trust  or  any  portion   thereof  in  any  such
           jurisdiction)  shall be exercised and  performed  singly
           by such separate  trustee or  co-trustee,  but solely at
           the direction of the Master Trust Trustee;

               (ii)  no  trustee   hereunder  shall  be  liable  by
           reason  of any  act or  omission  of any  other  trustee
           hereunder; and

              (iii)  the  Master  Trust  Trustee  may at  any  time
           accept  the   resignation  of  or  remove  any  separate
           trustee or co-trustee.

           (c)  Any notice,  request or other  writing given to the
Master  Trust  Trustee  shall be deemed to have been  given to each of the then separate  trustees and  co-trustees,  as effectively as
if  given  to  each  of  them.  Every  instrument   appointing  any
separate  trustee or co-trustee  shall refer to this  Agreement and the  conditions  of this  Article  XI.  Each  separate  trustee and co-trustee,  upon its acceptance of the trusts conferred,  shall be vested  with the estates or property  specified  in its  instrument of  appointment,  either  jointly with the Master Trust  Trustee or separately,  as  may  be  provided  therein,  subject  to  all  the
provisions  of  this   Agreement,   specifically   including  every
provision of this Agreement  relating to the conduct of,  affecting the  liability  of, or  affording  protection  to, the Master Trust
Trustee.  Every  such  instrument  shall be filed  with the  Master
Trust Trustee and a copy thereof given to the Servicer.

           (d)  Any separate  trustee or co-trustee may at any time
constitute  the Master Trust Trustee its agent or  attorney-in-fact with full power and  authority,  to the extent  not  prohibited  by law,  to do any lawful  act under or in  respect to this  Agreement on  its  behalf  and in  its  name.  If  any  separate  trustee  or co-trustee  shall die,  become  incapable  of acting,  resign or be removed,  all of its  estates,  properties,  rights,  remedies  and trusts  shall  vest  in  and  be  exercised  by  the  Master  Trust
Trustee,  to the extent  permitted by law,  without the appointment of a new or successor trustee.

           SECTION 11.11  Tax  Returns.  In the  event  the  Master
Trust shall be required to file tax  returns,  the  Servicer  shall cause a firm of nationally  recognized  accountants  to prepare any tax  returns  required  to be filed by the  Master  Trust and shall remit such  returns to the Master  Trust  Trustee for  signature at least  five days  before  such  returns  are due to be  filed.  The
Servicer  shall cause the Master  Trust  Trustee to deliver to each
Certificateholder,  as may be required  by the Code and  applicable treasury  regulations  or  otherwise,  such  information  as may be required  to enable each  Certificateholder  to prepare its federal income tax  returns.  The Master  Trust  Trustee  upon request will furnish  the  Servicer  with  all  such  information  known  to the
Master Trust  Trustee as may be  reasonably  required in connection with the  preparation  of all tax returns of the Master Trust,  and shall  cause such tax  returns to be signed in the manner  required by law.

           SECTION 11.12  Master Trust  Trustee May Enforce  Claims
Without  Possession  of  Certificates.  All  rights of  action  and claims under this Agreement or the  Certificates  may be prosecuted and enforced by the Master  Trust  Trustee  without the  possession of  any of  the  Certificates  or  the  production  thereof  in any proceeding  relating  thereto,  and any such proceeding  instituted by the  Master  Trust  Trustee  shall be brought in its own name as trustee.  Any recovery of judgment  shall,  after provision for the payment of the  reasonable  compensation,  expenses,  disbursements and advances of the Master Trust  Trustee,  its agents and counsel, be for the  ratable  benefit of the  Certificateholders  in respect of which such judgment has been obtained.

           SECTION 11.13  Suits for Enforcement.

           (a)  If a Servicer  Termination Event shall occur and be
continuing,  the  Master  Trust  Trustee,  in its  discretion  may, subject  to the  provisions  of Section  10.01,  proceed to protect and  enforce  its rights  and the rights of the  Certificateholders under this  Agreement by a suit,  action or proceeding in equity or at law or otherwise,  whether for the specific  performance  of any covenant or  agreement  contained  in this  Agreement  or in aid of the  execution  of any power  granted in this  Agreement or for the enforcement  of any other  legal,  equitable or other remedy as the
Master Trust  Trustee,  being  advised by counsel,  shall deem most effectual  to protect  and  enforce any of the rights of the Master
Trust Trustee or the Certificateholders.

           (b)  Nothing  herein   contained   shall  be  deemed  to
authorize  the Master  Trust  Trustee to authorize or consent to or accept  or adopt on  behalf  of any  Certificateholder  any plan of reorganization,  arrangement,  adjustment or composition  affecting the  Certificates  or the rights of any  Certificateholder  thereof or to  authorize  the  Master  Trust  Trustee to vote in respect of the claim of any Certificateholder in any such proceeding.

           SECTION 11.14  Representations  and Warranties of Master
Trust  Trustee.  The Master Trust Trustee  represents  and warrants that:

           (a)  the Master Trust  Trustee is a banking  corporation
organized,  existing  and in good  standing  under  the laws of the
State of New York;

           (b)  the Master Trust Trustee has full power,  authority
and right to execute,  deliver and perform this  Agreement  and has taken all  necessary  action to authorize the  execution,  delivery and performance by it of this Agreement; and

           (c)  this   Agreement   has  been  duly   executed   and
delivered by the Master Trust Trustee.

           SECTION 11.15  Maintenance  of  Office  or  Agency.  The
Seller will  maintain  at its expense in the Borough of  Manhattan,
The City of New York,  an office or offices  or agency or  agencies where  notices and demands to or upon the Master  Trust  Trustee in respect  of the  Certificates  and this  Agreement  may be  served.
The Seller  initially  appoints the  Corporate  Trust Office as its office  for such  purposes.  The  Master  Trust  Trustee  will give prompt  written  notice to the Servicer  and to  Certificateholders of any change in the  location of the  Certificate  Register or any such office or agency.

           SECTION 11.16  Requests  for  Agreement.  A copy  of the
Agreement  may be obtained  by any  Investor  Certificateholder  at any time and, prior to the 1990 Trust  Termination  Date, a copy of
the  1990  Trust   Agreement   may  be  obtained  by  any  Investor
Certificateholder,  in each case by a  request  in  writing  to the
Master Trust Trustee  addressed to the  Corporate  Trust Office and any such copy will be provided at the expense of the Servicer.

                             ARTICLE XII

                            TERMINATION

           SECTION 12.01  Termination of Master Trust.

           (a)  The  Master  Trust and the  respective  obligations
and  responsibilities  of the Seller,  the  Servicer and the Master
Trust  Trustee  created  hereby  (other than the  obligation of the
Master  Trust  Trustee to make  payments to  Certificateholders  as hereafter  set forth) shall  terminate,  except with respect to the duties described in Sections 7.04,  8.04, 11.05 and 12.03(b),  upon the  earlier  of (the  date of the  first  to occur of (i) and (ii)
shall be the "Final Master Trust Termination Date"):

                (i)  the day  following  the  Distribution  Date on
           which  the  Series  Invested  Amount  for all  Series is
           zero;

                (ii) the time provided in Section 9.02(b); and

                (iii)a day  which  is 21 years  less one day  after
           the death of the officers  and the last  survivor of all
           the lineal  descendants  of every  officer of the Master
           Trust  Trustee  who  are  living  on  the  date  hereof;
           provided,  however, that if at any time any such rights,
           privileges  or options  shall be or become  valid  under
           applicable  law  for a  period  subsequent  to the  21st
           anniversary  of the  death of such  last  survivor  (or,
           without  limiting the  generality of the  foregoing,  if
           legislation  shall become  effective  providing  for the
           validity  or  permitting  the  effective  grant  of such
           rights,  privileges  and  options for a period in gross,
           exceeding  the period for which such rights,  privileges
           and  options  are  hereinabove  stated to extend  and be
           valid),  then such rights,  privileges  or options shall
           not  terminate  as  aforesaid  but  shall  extend to and
           continue in effect, but only if such  nontermination and
           extension  shall  then be valid  under  applicable  law,
           until  one day  prior to such  time as the  same  shall,
           under applicable law, cease to be valid.

           (b)  Effective on the 1990 Trust  Termination  Date,  if
on the  Distribution  Date in the month  immediately  preceding the month in which the  Final  Master  Trust  Termination  Date  occurs
(after giving  effect to all  transfers,  withdrawals  and deposits to occur on such date and the  payment of  principal  on any Series of  Certificates to be made on such  Distribution  Date pursuant to
Article  IV) the  Series  Invested  Amount of any  Series  would be greater than zero,  the Servicer  shall sell within 30 days of such
Distribution  Date all of the  Dealer  Notes  owned  by the  Master
Trust  if it can do so in a  commercially  reasonable  manner.  The
Servicer  shall  notify each  Enhancement  Provider of the proposed sale  of the  Dealer  Notes  and  shall  provide  each  Enhancement
Provider  an  opportunity  to bid on the Dealer  Notes.  The Seller shall  have the  right of first  refusal  to  purchase  the  Dealer
Notes  on  terms   equivalent  to  the  best   purchase   offer  as
determined  by the  Servicer in its sole  discretion.  The proceeds of such sale shall be treated as  Collections  on the Dealer  Notes and shall be allocated  in  accordance  with Article IV;  provided,
however,   that  the   Master   Trust   Trustee   shall   determine
conclusively  the amount of such  proceeds  which are  allocable to
Dealer Finance Charge  Collections  and the amount of such proceeds which are  allocable to Principal  Collections.  During such 30-day period,  the Servicer shall continue to collect  Collections on the
Dealer Notes and allocate and deposit such  payments in  accordance with the provisions of Article IV.

           SECTION 12.02  Optional    Termination.    (a)   If   so
provided  in any  Supplement,  the  Seller  may,  but  shall not be obligated to, cause a final  distribution  to be made in respect of
the  related  Series  of  Certificates   on  a  Distribution   Date
specified in such  Supplement  by  depositing  into the  applicable
Series  Account,  not later than the Transfer Date  preceding  such
Distribution  Date,  for  application  in  accordance  with Section
12.03, the amount specified in such Supplement.

           (b)  The  amount   deposited   pursuant  to   subsection
12.02(a)  shall be paid to the Investor  Certificateholders  of the
related   Series   pursuant   to  Section   12.03  on  the  related
Distribution   Date  following  the  date  of  such  deposit.   All
Certificates   of  a  Series   with   respect   to  which  a  final
distribution  has been made pursuant to subsection  12.02(a)  shall be delivered  by the Holder to, and be  cancelled  by, the Transfer
Agent and be  disposed  of in a manner  satisfactory  to the Master
Trust Trustee and the Seller.

           SECTION 12.03  Final Payment with Respect to any Series.

           (a)  Written notice of any  termination,  specifying the
Distribution  Date upon which the  Investor  Certificateholders  of any Series or Class may surrender  their  Certificates  for payment of the final  distribution  with  respect  to such  Series or Class and  cancellation,  shall  be  given  (subject  to  at  least  five
Business  Days' prior  notice from the Servicer to the Master Trust
Trustee)    by   the   Master    Trust    Trustee    to    Investor
Certificateholders  of such  Series or Class  mailed not later than the  Determination  Date of the  month of such  final  distribution specifying  (i) the  Distribution  Date upon which final payment of such  Investor  Certificates  will be made  upon  presentation  and surrender of such  Investor  Certificates  at the office or offices therein  designated,  (ii) the amount of any such final payment and
(iii)  that  the  Record   Date   otherwise   applicable   to  such
Distribution  Date is not  applicable,  payments  being  made  only upon  presentation  and surrender of the Investor  Certificates  at the office or offices  therein  specified.  The  Servicer's  notice to the  Master  Trust  Trustee  in  accordance  with the  preceding sentence shall be accompanied by an Officer's  Certificate  setting forth the  information  specified  in Article V covering the period during the then  current  calendar  year  through  the date of such notice  and  setting  forth  the date of such  final  distribution.
The Master  Trust  Trustee  shall give such notice to the  Transfer
Agent  and the  Paying  Agent at the time  such  notice is given to such Investor Certificateholders.

           (b)  Notwithstanding   the  termination  of  the  Master
Trust pursuant to Section  12.01(a) or a final  distribution to the
Investor  Certificateholders  of any  Series  or  Class,  all funds then on deposit in the  Collections  Account or any Series  Account allocable  to the  related  Series or Class  shall  continue  to be held in trust  for the  benefit  of the  Certificateholders  of the related  Series or Class and the Paying  Agent or the Master  Trust
Trustee  shall  pay  such  funds to the  Certificateholders  of the related  Series or Class upon surrender of their  Certificates.  In the  event  that  all of  the  Investor  Certificateholders  of any
Series  or  Class  shall  not  surrender  their   Certificates  for
cancellation  within six  months  after the date  specified  in the above-mentioned  written  notice,  the Master Trust  Trustee  shall
give  a  second   written   notice   to  the   remaining   Investor
Certificateholders  of such  Series or Class  upon  receipt  of the appropriate  records  from the Transfer  Agent to  surrender  their
Certificates for  cancellation  and receive the final  distribution with respect  thereto.  If within one year after the second  notice all the  Investor  Certificates  of such  Series or Class shall not have been  surrendered for  cancellation,  the Master Trust Trustee may  take  appropriate  steps,  or may  appoint  an  agent  to take
appropriate    steps,    to   contact   the   remaining    Investor
Certificateholders  of such Series or Class concerning surrender of their  Certificates,  and the cost thereof shall be paid out of the funds in the  Collections  Account or any Series  Account  held for the benefit of such  Investor  Certificateholders.  Income from the investment  of funds  which  remain on deposit  in the  Collections
Account or any Series  Account  pursuant to this  Section  12.03(b)
shall be paid to the Seller.  The Master  Trust  Trustee  shall pay to the Seller any monies  held by it for the  payment of  principal or interest  that remain  unclaimed  for two years.  After  payment to the Seller,  Investor  Certificateholders  entitled to the money must look to the Seller for  payment  as general  creditors  unless an applicable abandoned property law designates another Person.

           (c)  In the event that the Series  Invested  Amount with
respect  to  any  Series  is  greater   than  zero  on  its  Series
Termination   Date   (after   giving   effect   to   deposits   and
distributions  otherwise  to be  made on  such  Series  Termination
Date),  the Master  Trust  Trustee will sell or cause to be sold on such Series  Termination Date, Dealer Notes (or interests  therein)
in an  amount  equal to 110% of the  Series  Invested  Amount  with respect  to such  Series on such  Series  Termination  Date  (after giving effect to such deposits and  distributions)  but in no event shall any such sale of Dealer  Notes  exceed the Series  Allocation
Percentage  of the  Dealer  Notes and the  amount on deposit in the
Excess  Funding  Account on such date.  The proceeds from such sale shall be immediately  deposited  into the  Collection  Accounts for the benefit of the Investor  Certificateholders  of such Series and
shall   be   allocated    and    distributed    to   the   Investor
Certificateholders  of such Series in accordance  with the terms of the applicable Supplement.

           (d)  All  Certificates  surrendered  for  payment of the
final   distribution   with  respect  to  such   Certificates   and
cancellation  shall  be  cancelled  by the  Transfer  Agent  and be disposed of in a manner  satisfactory  to the Master Trust  Trustee and the Seller.

           SECTION 12.04  Seller's  Termination  Rights.  Upon  the
termination  of the Master Trust  pursuant to Section 12.01 and the surrender of the Master  Trust  Seller's  Certificates,  the Master
Trust  Trustee  shall  return  to  the  Seller  (without  recourse, representation  or  warranty,  except for the  warranty  that since the  date of  transfer  by the  Seller  under  this  Agreement  the
Master Trust Trustee has not sold,  transferred  or encumbered  the
1990  Trust  Seller   Certificate   or  any  1990  Trust   Investor
Certificate  held by the  Master  Trust or, as the case may be, any
Dealer  Notes  or  any  interest  therein)  all  right,  title  and interest  of the  Master  Trust  in and to the  1990  Trust  Seller
Certificate  or any 1990  Trust  Investor  Certificate  held by the
Master  Trust or, as the case may be,  the  Dealer  Notes,  whether then  existing or thereafter  created,  all monies due or to become due with  respect  thereto  and all  proceeds  thereof  except  for amounts  held by the  Master  Trust  Trustee  pursuant  to  Section
12.03(b),  the security  interests in the related Financed Vehicles
and  the  Insurance  Proceeds.   The  Master  Trust  Trustee  shall
execute and deliver such  instruments  of transfer and  assignment, in each case without  recourse,  as shall be  reasonably  requested by the Seller to vest in the Seller all right,  title and  interest which the  Master  Trust had in the Dealer  Notes,  as the case may
be.

                            ARTICLE XIII

                      MISCELLANEOUS PROVISIONS

           SECTION 13.01  Amendment.  (a)  This  Agreement  or  any
Supplement  may  be  amended  from  time  to  time   (including  in
connection  with the  issuance of a  Supplemental  Certificate)  by the Servicer,  the Seller and the Master Trust Trustee  without the consent  of any  of  the  Certificateholders;  provided  that  such action shall not, as evidenced by an Officer's  Certificate  of the
Servicer,  addressed  and  delivered to the Master  Trust  Trustee, adversely  affect in any  material  respect  the  interests  of any
Investor Certificateholder.

           (b)  This  Agreement  or  any  Supplement  may  also  be
amended  from  time to  time  (including  in  connection  with  the issuance  of a  Supplemental  Certificate)  by  the  Servicer,  the
Seller  and the  Master  Trust  Trustee,  with the  consent  of the
Holders of  Investor  Certificates  evidencing  not less than 66-_%
of  the  aggregate   Series   Invested   Amounts  of  the  Investor
Certificates of all adversely  affected Series,  for the purpose of adding any  provisions to or changing in any manner or  eliminating any of the  provisions  of this  Agreement or any  Supplement or of modifying  in any  manner  the  rights  of the  Certificateholders;
provided,  however,  that no such amendment shall (i) reduce in any manner  the  stated  amount  of or delay the  stated  timing of any distributions  to be made  to  Investor  Certificateholders  or the stated amount  available under any Enhancement  without the consent of  each  affected  Investor  Certificateholder,  (ii)  change  the
definition    of    or    the    manner    of    calculating    the
Certificateholder's  Interest of any Series  without the consent of each affected  Investor  Certificateholder,  (iii) adversely affect the rating of any  Series or Class by each  Rating  Agency  without the  consent  of the  Holders  of  Investor  Certificates  of  such
Series or Class  evidencing  not less than 66-2/3% of the aggregate unpaid  principal  amount  of the  Investor  Certificates  of  such
Series or Class or (iv) reduce the  percentage  required to consent
to  any   amendment   without   the   consent   of  each   Investor
Certificateholder.

           (c)  Prior to the  execution  of any such  amendment  or
consent the Servicer  shall furnish  notification  of the substance thereof to each Rating  Agency.  Promptly  after the  execution  of any such  amendment  or consent  the  Master  Trust  Trustee  shall furnish  written  notification  of the substance of such  amendment
to  each  Investor   Certificateholder,   and  the  Servicer  shall
furnish  notification  of the  substance of such  amendment to each
Enhancement Provider.

           (d)  It  shall  not be  necessary  for  the  consent  of
Investor  Certificateholders  under this  Section  13.01 to approve the  particular  form of any  proposed  amendment,  but it shall be sufficient if such consent  shall  approve the  substance  thereof.
The  manner  of  obtaining  such  consents  and of  evidencing  the
authorization    of   the    execution    thereof    by    Investor
Certificateholders    shall   be   subject   to   such   reasonable
requirements as the Master Trust Trustee may prescribe.

           (e) Any  Supplement  executed and delivered  pursuant to
Section  6.09 and any  amendments  regarding  the removal of Dealer
Notes from the Master Trust as provided in Section  2.06,  executed in accordance with the provisions  hereof,  shall not be considered amendments to this  Agreement for the purpose of Sections  13.01(a)
and (b).

           (f) In connection  with any amendment,  the Master Trust
Trustee  shall be  entitled to receive an Opinion of Counsel and an
Officer's  Certificate  from the Seller or  Servicer  to the effect
that  the  amendment   complies  with  all   requirements  of  this
Agreement.   The  Master  Trust  Trustee  may,  but  shall  not  be
obligated  to, enter into any  amendment  which  affects the Master
Trust Trustee's  rights,  duties or immunities under this Agreement or otherwise.

           SECTION 13.02  Protection  of Right,  Title and Interest
to Master Trust.

           (a)  The Servicer  shall cause all financing  statements
and  continuation  statements  and any  other  necessary  documents covering  the  Certificateholders  and the Master  Trust  Trustee's
right,  title  and  interest  in  and  to  the  1990  Trust  Seller
Certificate  and any 1990 Trust  Investor  Certificate  held by the
Master  Trust or, as the case may be,  Dealer  Notes to be promptly filed,  and  at all  times  to be  kept  recorded,  registered  and filed,  all in such  manner and in such  places as may be  required by  law  fully  to  preserve  and  protect  the  right,  title  and interest of the Master  Trust  Trustee  hereunder  to all  property comprising  the Master  Trust.  The Servicer  shall  deliver to the
Master Trust  Trustee  file-stamped  copies of, or filing  receipts for,  any  document  recorded,  registered  or  filed  as  provided
above,   as   soon   as   available   following   such   recording,
registration  or filing.  The  Seller  shall  cooperate  fully with the Servicer in  connection  with the  obligations  set forth above and will  execute  any and all  documents  reasonably  required  to fulfill  the intent of this  Section  13.02(a).  The  Master  Trust
Trustee shall not bear responsibility for filing status.

           (b)  Within  thirty  days  after  the  Seller  makes any
change in its name,  identity or  corporate  structure  which would make any financing  statement or  continuation  statement  filed in accordance with  paragraph (a)  above seriously  misleading  within the meaning of Section  9-402(7) of the UCC,  the Seller shall give the Master Trust  Trustee  notice of any such change and shall file such  financing  statements  or  amendments  as may be necessary to continue the  perfection of the Master  Trust's  security  interest in the Dealer  Notes,  all monies due or to become due with respect thereto and all proceeds  thereof,  the  security  interests in the related Financed Vehicles and the Insurance Proceeds.

           (c)  Each of the Seller and the  Servicer  will give the
Master Trust Trustee  prompt  written  notice of any  relocation of any office from which it  services  Dealer  Notes or keeps  records concerning  the Dealer Notes or of its principal  executive  office and  whether,  as a  result  of  such  relocation,  the  applicable provisions  of the UCC would  require  the filing of any  amendment of any previously  filed financing or continuation  statement or of any new  financing  statement  and  shall  file any such  financing statements  or  amendments  as may be  necessary  to  continue  the perfection of the Master  Trust's  security  interest in the Dealer
Notes  and  the  proceeds  thereof.  Each  of the  Seller  and  the
Servicer  will  at  all  times  maintain  its  principal  executive office within the United States of America.

           (d)  The  Servicer  will  deliver  to the  Master  Trust
Trustee and any  Enhancement  Provider  not less than 90 days prior to the  expiration of the financing  statements  filed  pursuant to
Section  2.03(b)(iii)  hereof an Opinion  of Counsel  substantially in the form of Exhibit H.

           SECTION 13.03  Limitations       on       Rights      of
Certificateholders.

           (a)  The death or  incapacity  of any  Certificateholder
shall  not  operate  to  terminate  this  Agreement  or the  Master
Trust,   nor  shall  such   death  or   incapacity   entitle   such
Certificateholder's  legal  representatives  or  heirs  to claim an accounting  or to take any action or  commence  any  proceeding  in any court for a partition or winding-up  of the Master  Trust,  nor otherwise  affect the rights,  obligations  and  liabilities of the parties hereto or any of them.

           (b)  No  Certificateholder  shall have any right to vote
(except as expressly  provided in this  Agreement) or in any manner otherwise  control  the  operation  and  management  of the  Master
Trust,  or  the  obligations  of  the  parties  hereto,  nor  shall anything  herein  set  forth,  or  contained  in the  terms  of the
Certificates,    be   construed   so   as   to    constitute    the
Certificateholders  from time to time as  partners or members of an
association;   nor,   except  as   required   by  law,   shall  any
Certificateholder  be under any  liability  to any third  person by reason  of any  action  taken  by the  parties  to  this  Agreement pursuant to any provision hereof.

           (c)  No  Certificateholder   shall  have  any  right  by
virtue of any  provisions of this  Agreement to institute any suit, action  or  proceeding  in  equity  or at law upon or under or with
respect   to  this   Agreement,   unless   such   Certificateholder
previously  shall  have  given to the  Master  Trust  Trustee,  and unless the Holders of  Investor  Certificate  evidencing  more than
50%  of the  aggregate  unpaid  principal  amount  of all  Investor
Certificates  (or,  with  respect  to  any  such  action,  suit  or proceeding  that  does  not  relate  to  all  Series,  50%  of  the aggregate unpaid  principal  amount of the Investor  Certificate of all  Series  to which  such  action,  suit or  proceeding  relates)
shall have made,  written  request upon the Master Trust Trustee to institute  such  action,  suit or  proceeding  in its  own  name as
Master  Trust  Trustee  hereunder  and shall  have  offered  to the
Master Trust  Trustee such  reasonable  indemnity as it may require
against  the  costs,   expenses  and  liabilities  to  be  incurred
therein or  thereby,  and the  Master  Trust  Trustee,  for 60 days after its receipt of such notice,  request and offer of  indemnity, shall have  neglected or refused to institute  any action,  suit or proceeding;  it being understood and intended,  and being expressly
covenanted   by   each    Certificateholder    with   every   other
Certificateholder  and the  Master  Trust  Trustee,  that no one or
more  Certificateholders   shall  have  any  right  in  any  manner
whatever  by virtue or by  availing  itself  or  themselves  of any provisions  of this  Agreement to affect,  disturb or prejudice the
rights   of   the   Certificateholders   of   any   other   of  the
Certificates,  or to  obtain  or seek to  obtain  priority  over or preference to any other such  Certificateholder,  or to enforce any right under this  Agreement,  except in the manner herein  provided
and  for  the   equal,   ratable   and   common   benefit   of  all
Certificateholders.  For  the  protection  and  enforcement  of the
provisions    of   this    Section    13.03,    each   and    every
Certificateholder  and the Master Trust  Trustee  shall be entitled to such relief as can be given either at law or in equity.

           SECTION 13.04  GOVERNING  LAW. THIS  AGREEMENT  SHALL BE
CONSTRUED,  AND  THE  OBLIGATIONS,   RIGHTS  AND  REMEDIES  OF  THE
PARTIES  HEREUNDER  SHALL BE  DETERMINED,  IN  ACCORDANCE  WITH THE
INTERNAL  LAWS OF THE STATE OF ILLINOIS,  WITHOUT  REFERENCE TO ITS
CONFLICT OF LAW  PROVISIONS,  EXCEPT THAT THE  OBLIGATIONS,  RIGHTS
AND REMEDIES OF THE MASTER TRUST  TRUSTEE  SHALL BE  DETERMINED  IN
ACCORDANCE  WITH  THE  INTERNAL  LAWS  OF THE  STATE  OF NEW  YORK,
WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS.

           SECTION 13.05  Notices.   All   demands,   notices   and
communications  hereunder  shall be in writing  and shall be deemed to have been duly  given if  personally  delivered  at or mailed by registered mail,  return receipt  requested,  to (a) in the case of
NFSC as Seller,  Navistar Financial  Securities  Corporation,  2850
West  Golf  Road,  Rolling  Meadows,   Illinois  60008,  Attention:
President,  (b) in the case of NFC as Servicer,  Navistar Financial
Corporation,   2850  West  Golf  Road,  Rolling  Meadows,  Illinois
60008,  Attention:  Vice  President  and  Treasurer  and (c) in the
case of the Master Trust Trustee,  the Corporate Trust Office;  or,
as to each party,  at such other  address as shall be designated by such  party in a written  notice to each  other  party.  Any notice required or  permitted  to be mailed to a  Certificateholder  shall be given by first class mail,  postage  prepaid,  at the address of such  Certificateholder as shown in the Certificate  Register.  Any notice so  mailed  within  the time  prescribed  in this  Agreement shall be  conclusively  presumed to have been duly  given,  whether or not the Certificateholder receives such notice.

           SECTION 13.06  Severability  of  Provisions.  If any one
or more of the covenants,  agreements,  provisions or terms of this
Agreement  shall for any reason  whatsoever be held  invalid,  then such  covenants,  agreements,  provisions  or terms shall be deemed severable from the remaining covenants,  agreements,  provisions or terms of this  Agreement  and shall in no way affect  the  validity or  enforceability  of the other provisions of this Agreement or of the Certificates or rights of the Certificateholders thereof.

           SECTION 13.07  Assignment.  Notwithstanding  anything to
the  contrary  contained  herein,  except as  provided  in  Section
8.02, this Agreement may not be assigned by the Servicer.

           SECTION 13.08  Certificates   Nonassessable   and  Fully
Paid.  It is the intention of the parties to this  Agreement  that, to the extent  permitted by law, the  Certificateholders  shall not be personally  liable for  obligations  of the Master  Trust,  that the interests in the Master Trust  represented by the  Certificates shall be  nonassessable  for any losses or  expenses  of the Master
Trust or for any  reason  whatsoever,  and that  Certificates  upon authentication  thereof by the Master  Trust  Trustee  pursuant  to
Section  6.02 and  payment  therefor  at time of  issuance  are and shall be deemed fully paid.

           SECTION 13.09  Further   Assurances.   The  Seller,  the
Servicer and the 1990 Trust Trustee  agree to do and perform,  from time to time,  any and all acts and to execute  any and all further instruments  required or  reasonably  requested by the Master Trust
Trustee  more  fully to  effect  the  purposes  of this  Agreement, including,  without  limitation,  the execution  prior to and after the 1990  Trust  Termination  Date of any  termination  statements, financing  statements  or  continuation  statements,  as  the  case
maybe,   relating  to  the  Dealer   Notes  for  filing  under  the
provisions of the UCC of any applicable jurisdiction.

           SECTION 13.10  No  Waiver;   Cumulative   Remedies.   No
failure  to  exercise  and no delay in  exercising,  on the part of the Master Trust  Trustee or the Investor  Certificateholders,  any
right,  remedy,  power or privilege  hereunder,  shall operate as a waiver  thereof;  nor shall any single or partial  exercise  of any right,  remedy,  power or privilege hereunder preclude any other or further  exercise  thereof  or the  exercise  of any  other  right, remedy,  power or  privilege.  The  rights,  remedies,  powers  and privileges  therein  provided are  cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

           SECTION 13.11  Counterparts.   This   Agreement  may  be
executed in two or more  counterparts  (and by different parties on separate  counterparts),  each of which shall be an  original,  but
all  of  which   together   shall   constitute  one  and  the  same
instrument.

           SECTION 13.12  Third-Party      Beneficiaries.      This
Agreement  will inure to the  benefit  of and be  binding  upon the
parties   hereto,    the    Certificateholders    and   the   other
Beneficiaries   and  their  respective   successors  and  permitted
assigns.  Except as  otherwise  provided in this Article  XIII,  no other person will have any right or obligation hereunder.

           SECTION 13.13  Actions by Investor Certificateholders.

           (a)  Wherever  in this  Agreement  a  provision  is made
that any  action  may be taken or a notice,  demand or  instruction given  by  Investor  Certificateholders,  such  action,  notice  or
instruction    may   be   taken   or   given   by   any    Investor
Certificateholder,   unless  such  provision  requires  a  specific
percentage of Investor Certificateholders.

           (b)  Any  request,  demand,  authorization,   direction,
notice,  consent,  waiver or other act by a Certificateholder shall bind such  Certificateholder  and every  subsequent  holder of such
Certificate  issued upon the  registration  of transfer  thereof or in  exchange  therefor  or in lieu  thereof in respect of  anything done or  omitted  to be done by the  Master  Trust  Trustee  or the
Servicer  in  reliance  thereon,  whether or not  notation  of such action is made upon such Certificate.

           SECTION 13.14  No  Petition.  NFC and the  Master  Trust
Trustee,   by  entering   into  this   Agreement,   each   Investor
Certificateholder,  by  accepting  an  Investor  Certificate,  each holder of a  Supplemental  Certificate  by accepting a Supplemental
Certificate   and   any   Successor   Servicer   and   each   other
Beneficiary,  by accepting the benefits of this  Agreement,  hereby covenant  and agree  that,  prior to the date which is one year and one day after the  payment  in full of the  Investor  Certificates, they  will not  institute  against  NFSC or the  Master  Trust  any
bankruptcy,    reorganization,     arrangement,    insolvency    or
liquidation  proceedings,  or other  proceedings  under any  United
States Federal or state bankruptcy or similar law.

           SECTION 13.15  Merger   and   Integration.   Except   as
specifically  stated  otherwise  herein,  this Agreement sets forth the entire  understanding  of the  parties  relating to the subject matter hereof, and all prior  understandings,  written or oral, are
superseded   by  this   Agreement.   This   Agreement  may  not  be
modified,  amended,  waived  or  supplemented  except  as  provided herein.

           SECTION 13.16  Headings.  The  headings  herein  are for
purposes  of  reference  only and shall not  otherwise  affect  the meaning or interpretation of any provision hereof.

                          *   *   *   *   *

           IN WITNESS WHEREOF,  the Seller, the Servicer,  the 1990
Trust  Trustee  and the  Master  Trust  Trustee  have  caused  this
Agreement to be duly  executed by their  respective  officers as of the day and year first above written.

                          NAVISTAR FINANCIAL SECURITIES CORPORATION
                            as Seller

                          By: _____________________________________

                          Its:
                              _____________________________________

                          NAVISTAR FINANCIAL CORPORATION
                            as Servicer

                          By: ____________________________________

                          Its: ___________________________________

                          CHEMICAL BANK
                            as 1990 Trust Trustee

                          By: ____________________________________
                          Its: ___________________________________

                          THE BANK OF NEW YORK
                            as Master Trust Trustee

                          By: ____________________________________
                          Its: ___________________________________